                                                              File Nos. 33-85916
                                                                        811-8848

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 21

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 45

                            SEPARATE ACCOUNT VA-P OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                               Worcester, MA 01653
              (Address of Depositor's Principal Executive Offices)
                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                          Charles F. Cronin, Secretary
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

       / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on April 29, 2005 pursuant to paragraph (b) of Rule 485
       / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485 / / on (date) pursuant to paragraph (a) (1) of Rule 485
       / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2004 was filed on or before March 30, 2005.

             CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
-----------------   ---------------------
1                   Cover Page

2                   Special Terms

3                   Summary of Contract Features; Summary of Fees and Expenses

4                   Condensed Financial Information; Performance Information

5 Description of the Companies, the Variable Accounts, and the Underlying Investment Companies

6                   Charges and Deductions

7                   Description of the Contract

8                   Electing the Form of Annuity and the Annuity Date;
                    Description of Variable Annuity Payout Options;
                    Annuity Benefit Payments

9                   Death Benefit

10                  Payments; Computation of Values; Distribution

11                  Surrender; Withdrawals; Charges for Surrender and
                    Withdrawal; Withdrawal Without Surrender Charge; Texas
                    Optional Retirement Program

12                  Federal Tax Considerations

13                  Legal Matters

14                  Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------   ----------------------------------------------
15                  Cover Page

16                  Table of Contents

17                  General Information and History

18                  Services

19                  Underwriters

20                  Underwriters

21                  Performance Information

22                  Annuity Benefit Payments

23                  Financial Statements

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about the Pioneer Vision 2 variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except Hawaii and New York) and First Allmerica Financial Life Insurance Company in New York and Hawaii. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. This Prospectus also includes important information about the Pioneer Vision contract. See Appendix D.

As of the date of this Prospectus, the Company has effectively ceased issuing new contracts except in connection with certain preexisting contractual plans and programs. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


A Statement of Additional Information dated April 29, 2005 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by completing the attached request card or by calling Annuity Client Services at 1-800-688-9915. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


The Variable Account, known as Separate Account VA-P is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following portfolios:


PIONEER VARIABLE CONTRACTS TRUST                  AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
Pioneer America Income VCT Portfolio              AIM V.I. Aggressive Growth Fund
Pioneer Balanced VCT Portfolio                    AIM V.I. Capital Appreciation Fund
Pioneer Emerging Markets VCT Portfolio
Pioneer Equity Income VCT Portfolio               ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
Pioneer Europe VCT Portfolio                      AllianceBernstein Global Technology Portfolio
Pioneer Fund VCT Portfolio                        AllianceBernstein Large Cap Growth Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer High Yield VCT Portfolio                  DELAWARE VIP TRUST (SERVICE CLASS)
Pioneer International Value VCT Portfolio         Delaware VIP Growth Opportunities Series
Pioneer Mid Cap Value VCT Portfolio               Delaware VIP Select Growth Series
Pioneer Money Market VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
Pioneer Small Cap Value VCT Portfolio             FT VIP Franklin Small-Mid Cap Growth Securities Fund
Pioneer Small Company VCT Portfolio               FT VIP Templeton Foreign Securities Fund
Pioneer Strategic Income VCT Portfolio            FT VIP Templeton Global Asset Allocation Fund

                                                  VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I SHARES)
                                                  Van Kampen LIT Emerging Growth Portfolio


THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              DATED APRIL 29, 2005

In most jurisdictions, values may be allocated to the Fixed Account, which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. The Guarantee Period Accounts, another investment option, offer fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account).

                                TABLE OF CONTENTS


SPECIAL TERMS                                                                    5
SUMMARY OF FEES AND EXPENSES                                                     7
SUMMARY OF CONTRACT FEATURES                                                    11
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS AND THE
   UNDERLYING PORTFOLIOS                                                        16
INVESTMENT OBJECTIVES AND POLICIES                                              17
PERFORMANCE INFORMATION                                                         19
DESCRIPTION OF THE CONTRACT                                                     21
     DISRUPTIVE TRADING                                                         21
     PAYMENTS                                                                   22
     RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY                              23
     RIGHT TO CANCEL ALL OTHER CONTRACTS                                        23
     TELEPHONE TRANSACTIONS PRIVILEGE                                           23
     TRANSFER PRIVILEGE                                                         24
     AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS              24
     SURRENDER                                                                  25
     WITHDRAWALS                                                                26
     DEATH BENEFIT                                                              27
     THE SPOUSE OF THE OWNER AS BENEFICIARY                                     29
     OPTIONAL ENHANCED EARNINGS RIDER                                           29
     ASSIGNMENT                                                                 32
     ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE                          32
     DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS                             33
     ANNUITY BENEFIT PAYMENTS                                                   34
     NORRIS DECISION                                                            36
     COMPUTATION OF VALUES                                                      36
CHARGES AND DEDUCTIONS                                                          37
     VARIABLE ACCOUNT DEDUCTIONS                                                37
     CONTRACT FEE                                                               38
     OPTIONAL RIDER CHARGES                                                     38
     PREMIUM TAXES                                                              38
     SURRENDER CHARGE                                                           39
     WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED                 40
     TRANSFER CHARGE                                                            42
GUARANTEE PERIOD ACCOUNTS                                                       43
FEDERAL TAX CONSIDERATIONS                                                      46
     GENERAL                                                                    46
     QUALIFIED AND NON-QUALIFIED CONTRACTS                                      47
     TAXATION OF THE CONTRACT                                                   47
     TAX WITHHOLDING                                                            51
     PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS                          51
STATEMENTS AND REPORTS                                                          52
LOANS (QUALIFIED CONTRACTS ONLY)                                                52
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                               53
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                       54
VOTING RIGHTS                                                                   54
DISTRIBUTION                                                                    54
LEGAL MATTERS                                                                   55
FURTHER INFORMATION                                                             55

APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                       A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT              B-1
APPENDIX C -- THE DEATH BENEFIT                                              C-1
APPENDIX D -- DIFFERENCES UNDER THE PIONEER VISION CONTRACT (FORM
   A3023-95)                                                                 D-1
APPENDIX E -- CONDENSED FINANCIAL INFORMATION                                E-1

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                   3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                    4
SERVICES                                                                          4
UNDERWRITERS                                                                      5
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                        5
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                       7
DISCONTINUATION OF THE OPTIONAL MINIMUM GUARANTEED ANNUITY
PAYMENT (M-GAP) RIDER - AFLIAC ONLY                                               7
PERFORMANCE INFORMATION                                                          10
FINANCIAL STATEMENTS                                                            F-1

                                  SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all jurisdictions except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.

CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Portfolio.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

UNDERLYING PORTFOLIOS (PORTFOLIOS): an investment portfolio of the Pioneer Variable Contracts Trust ("Pioneer VCT"), AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), or Van Kampen Life Investment Trust ("Van Kampen").

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Portfolio's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Separate Account VA-P, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Portfolios.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Pioneer Vision 2 Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.

                                     TABLE I
                           OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.

                                                          MAXIMUM CHARGE
SURRENDER CHARGE(1):
    (as a percentage of payments withdrawn)                    7.0%

TRANSFER CHARGE(2):                                     $0 on the first 12
                                                          transfers in a
                                                       Contract year. Up to
                                                        $25 for subsequent
                                                            transfers.

   (1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any commutable period certain option or a noncommutable fixed period certain option of less than ten years. The charge is a percentage ranging from 7.0% to 1.0% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period.

                                YEARS MEASURED FROM DATE OF
                                         PAYMENT                          CHARGE
                                         -------                          ------
                                       Less than 1                         7.0%
                                       Less than 2                         6.0%
                                       Less than 3                         5.0%
                                       Less than 4                         4.0%
                                       Less than 5                         3.0%
                                       Less than 6                         2.0%
                                       Less than 7                         1.0%
                                       Thereafter                          0.0%

   (2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                    TABLE II
       PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING PORTFOLIO EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING PORTFOLIO:

ANNUAL CONTRACT FEE(1):                                                                               $   30

ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
   (on an annual basis as percentage of average daily net assets)
   Mortality and Expense Risk Charge:                                                                   1.25%
   Administrative Expense Charge:                                                                       0.15%
                                                                                                       -----
   Total Annual Expenses:                                                                               1.40%

OPTIONAL RIDER CHARGES:
   The charge on an annual basis as a percentage of the Accumulated Value is:
     Enhanced Earnings Rider                                                                            0.20%
     Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period:(2)        0.25%
     Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a fifteen-year waiting period:(2)    0.15%

(1)During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

(2)If you elected one of the following riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see "DISCONTINUATION OF THE OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the Statement of Additional Information.

                                    TABLE III
          TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING PORTFOLIO'S FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING PORTFOLIOS.


      TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                              MINIMUM                               MAXIMUM
      -----------------------------------------                              -------                               -------
Expenses that are deducted from Underlying Portfolio                  Annual charge of 0.71%             Annual charge of 1.94%(1)
assets, including management fees, distribution and/or              of average daily net assets         of average daily net assets
service (12b-1) fees and other expenses.



(1)The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% (Pioneer Emerging Markets VCT Portfolio), 1.50% (Pioneer Europe VCT Portfolio), 1.25% (Pioneer Small Cap Value VCT Portfolio, Pioneer Small Company VCT Portfolio and Pioneer Strategic Income VCT Portfolio) of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

Total annual expenses are not fixed or specified under the terms of the Contract and will vary from year to year. The information is based on expenses as a percentage of average net assets for the year ended December 31, 2004, as adjusted for any material changes. The Underlying Portfolio information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.


EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING PORTFOLIO FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

NOTE: SEE APPENDIX D FOR EXPENSE EXAMPLES FOR THE PIONEER VISION CONTRACT (FORM A3023-95).

MAXIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the combination of optional riders with the maximum possible charges, which would be the Enhanced Earnings Rider with a charge of 0.20% annually and the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:


                                              [A
                                           1 YEAR         3 YEARS        5 YEARS         10 YEARS
   ----------------------------------------------------------------------------------------------
   Portfolio with the maximum total
   operating expenses                      $  987         $ 1,609        $ 2,242         $  4,062

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:


                                                  1 YEAR         3 YEARS        5 YEARS         10 YEARS
          ----------------------------------------------------------------------------------------------
          Portfolio with the maximum total
          operating expenses                      $  385         $ 1,169        $ 1,972         $  4,062


MINIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:


                                                  1 YEAR         3 YEARS        5 YEARS         10 YEARS
         -----------------------------------------------------------------------------------------------
         Portfolio with the minimum total
         operating expenses                       $  830         $ 1,135        $ 1,448         $  2,483


(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:


                                                  1 YEAR         3 YEARS        5 YEARS         10 YEARS
         -----------------------------------------------------------------------------------------------
         Portfolio with the minimum total
         operating expenses                       $  218         $   673        $ 1,154         $  2,483

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE PIONEER VISION 2 VARIABLE ANNUITY?

The Pioneer Vision 2 variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

     -   a customized investment portfolio;

     -   experienced professional investment advisers;

     -   tax deferral on earnings;

     -   guarantees that can protect your family during the accumulation phase;
         and

     -   income payments that you can receive for life.

I HAVE THE PIONEER VISION CONTRACT (FORM A3023-95) -- ARE THERE ANY DIFFERENCES
 BETWEEN THIS AND PIONEER VISION 2?

Yes. If your Contract is issued on Form No. A3023-95, the first version of Pioneer Vision, it is basically similar to the Contract described in this Prospectus ("Pioneer Vision 2") except as specifically indicated in APPENDIX D -- DIFFERENCES UNDER THE PIONEER VISION CONTRACT (FORM A3023-95). Note that APPENDIX D also includes the cumulative expense tables for the Pioneer Vision Contract (Form A3023-95). The form number is located in the bottom left-hand corner of your Contract pages, and may include some numbers or letters in addition to A3023-95 in order to identify state variations.

WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate payments among the available Sub-Accounts investing in the Underlying Portfolios (you may utilize up to seventeen Sub-Accounts at any one time, in addition to the Pioneer Money Market VCT Portfolio), and, in most jurisdictions, to the Guarantee Period Accounts and the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those need change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below: WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Portfolios, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

     -   periodic payments for the Annuitant's lifetime;

     - periodic payments for the Annuitant's life and the life of another person selected by you;

     - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing to the beneficiary for ten years in the event that the Annuitant dies before the end of ten years;

     - periodic payments over a specified number of years (1 to 30) - under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must also be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and one or more beneficiaries. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject only to a $5,000 minimum for your initial payment ($2,000 for IRA's) and a $50 minimum for any additional payments. (A lower initial payment amount may be permitted for certain qualified plans and where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

Prior to the Annuity Date, you may allocate payments among one or more of the variable Sub-Accounts investing in the Underlying Portfolios (up to a total of seventeen Sub-Accounts may be utilized at any one time, in addition to the Pioneer Money Market VCT Portfolio), the Guarantee Period Accounts and the Fixed Account. Each Underlying Portfolio operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Portfolios to meet your particular investment needs. For a more detailed description of the Underlying Portfolios, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date.


WHO ARE THE INVESTMENT ADVISERS OF THE UNDERLYING PORTFOLIOS?


Pioneer Investment Management, Inc. is the investment adviser to each Portfolio of Pioneer Variable Contracts Trust. A I M Advisors, Inc. is the investment adviser for the AIM V.I. Capital Appreciation Fund and AIM Aggressive Growth Fund of AIM Variable Insurance Funds. Alliance Capital Management, L.P. serves as the investment adviser to the AllianceBernstein Large Cap Growth Portfolio and AllianceBernstein Global Technology Portfolio of AllianceBernstein Variable Products Series Fund, Inc. Delaware Management Company is the investment adviser for the Delaware VIP Growth Opportunities Series and Delaware VIP Select Growth Series of Delaware VIP Trust. The investment adviser for FT VIP Franklin Small-Mid Cap Growth Securities Fund is Franklin Advisers, LLC. Templeton Investment Counsel, LLC. is the adviser to the FT VIP Templeton Global Asset Allocation Fund and the FT VIP Templeton Foreign Securities Fund of Franklin Templeton Variable Insurance Products Trust. The investment adviser for the Van Kampen LIT Emerging Growth Portfolio of the Van Kampen Life Investment Trust is Van Kampen Asset Management.


CAN I MAKE TRANSFERS AMONG THE INVESTMENT CHOICES?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Pioneer Money Market VCT Portfolio, are utilized at any one time. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge, but reserves the right to assess a processing charge guaranteed never to exceed $25. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

You also may elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Portfolios or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time. A 10% tax penalty may apply on all amounts deemed to be income if you are under age 59 1/2. Each calendar year you can take without a surrender charge the greatest of 100% of Cumulative Earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other nonnatural person.) Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than seven years may be subject to a surrender charge. (A Market Value Adjustment, which may increase or decrease the value of the account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued, and before age 65, you become disabled. Also, except in New York and New Jersey where it is not permitted by state law, you may withdraw money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" in "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS.

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the greatest of:

     - The Accumulated Value on the Valuation Date that the Company receives proof of death, and all necessary claim paperwork, increased by any positive Market Value Adjustment;

     - Gross payments, with interest compounding daily at an effective annual yield of 5% starting on the date each payment is applied, and continuing throughout your investments' entire accumulation phase (5% compounding not available in Hawaii and New York), decreased proportionately to reflect withdrawals; or

     - The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a)  the Accumulated Value (increased by any positive Market Value Adjustment);

(b) gross payments compounded daily at an effective annual yield of 5% (except in Hawaii and New York where (b) equals gross payments).

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b) gross payments compounded daily at an effective annual yield of 5% (gross payments in Hawaii and New York); or

(c)  the locked-in value of the death benefit at the first anniversary.

 The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Contract's Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment. If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "DEATH BENEFIT."

In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary if the Annuitant dies prior to the Annuity Date. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or upon surrender is less than $50,000, the Company will deduct a $30 Contract fee from your Contract. The Contract fee is currently waived for Contracts issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender your Contract, make withdrawals, or receive payments under certain annuity payout options, you may be subject to a surrender charge. If applicable, this charge will be between 1% and 7% of payments withdrawn, based on when the payments were originally made.

A deduction for state and local premium taxes, if any, may be made as described in "PREMIUM TAXES" under CHARGES AND DEDUCTIONS.

The Company will deduct, on a daily basis, an annual Mortality and Expense Risk Charge and an Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Portfolio. The Portfolios will incur certain management fees and expenses which are more fully described in the prospectuses of the Underlying Portfolios, which accompany this Prospectus. These charges vary among the Underlying Portfolios and may change from year to year.

If you elected the optional Enhanced Earnings Rider at issue, a separate monthly charge is deducted from the Contract's Accumulated Value. For specific charges, see "OPTIONAL RIDER CHARGE" under CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts, plus any fees or charges that may have been deducted. However, if state law requires, or if the Contract was issued as an Individual Retirement Annuity (IRA) you will generally receive a refund of your entire payment. (In certain states this refund may be the greater of (1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER CONTRACTS" under DESCRIPTION OF THE CONTRACT.

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS,
                          AND THE UNDERLYING PORTFOLIOS

THE COMPANIES. First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of Allmerica Financial. The principal office of the Companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").


The Companies are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Companies are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate. As of December 31, 2004, Allmerica Financial and its subsidiaries had over $17.1 billion in combined assets and over $23.5 billion of life insurance in force, and First Allmerica had over $4.2 billion in assets and over $5.2 billion of life insurance in force. The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.


THE VARIABLE ACCOUNTS. Each Company maintains a separate account called Separate Account VA-P (the "Variable Account"). The Variable Account of Allmerica Financial was authorized by vote of the Board of Directors of the Company on October 27, 1994. The Variable Account of First Allmerica was authorized by the vote of the Board of Directors of the Company on August 20, 1991. Each Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts or the Company by the SEC.

Separate Account VA-P is a separate investment account of the Company. The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Contract are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company may offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. The Variable Account also may invest in other Underlying Portfolios which are not available to the Contracts described in this Prospectus.

UNDERLYING PORTFOLIOS. Each Sub-Account invests in a corresponding investment portfolio ("Underlying Portfolio") of an open-end management investment company. The Underlying Portfolios available through this contract are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Underlying Portfolios may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Portfolios are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Portfolios and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Portfolios is set forth below. Certain Underlying Portfolios have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the Underlying Portfolio prospectuses along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved. In some states, insurance regulations may restrict the availability of particular Portfolios.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING PORTFOLIOS, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information ("SAI") are available upon request. There can be no assurance that the investment objectives of the Underlying Portfolios can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market portfolio may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.

PIONEER VARIABLE CONTRACTS TRUST (CLASS I)
ADVISER: PIONEER INVESTMENT MANAGEMENT, INC.

PIONEER AMERICA INCOME VCT PORTFOLIO -- invests for as high a level of current income as is consistent with the preservation of capital. The portfolio invests in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.

PIONEER BALANCED VCT PORTFOLIO -- invests for capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

PIONEER EMERGING MARKETS VCT PORTFOLIO -- invests primarily in securities of emerging market issuers for long-term growth of capital.

PIONEER EQUITY INCOME VCT PORTFOLIO -- invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.

PIONEER EUROPE VCT PORTFOLIO -- invests in equity securities of European issuers for long-term growth of capital.

PIONEER FUND VCT PORTFOLIO -- invests in a broad list of carefully selected, reasonably priced securities for reasonable income and capital growth.

PIONEER GROWTH SHARES VCT PORTFOLIO -- invests primarily in equity securities of U.S. issuers for appreciation of capital.

PIONEER HIGH YIELD VCT PORTFOLIO -- invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO -- invests primarily in equity securities of non-U.S. issuers for long-term growth of capital.

PIONEER MID CAP VALUE VCT PORTFOLIO -- invests in a diversified portfolio of securities consisting primarily of common stocks for capital appreciation.

PIONEER MONEY MARKET VCT PORTFOLIO -- invests in high-quality short-term securities for high current income consistent with preserving capital and providing liquidity.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO -- invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective. The sub-adviser is AEW Management and Advisors, L.P.

PIONEER SMALL CAP VALUE VCT PORTFOLIO -- seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

PIONEER SMALL COMPANY VCT PORTFOLIO -seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

PIONEER STRATEGIC INCOME VCT PORTFOLIO -- invests in debt securities for a high level of current income.

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER:  A I M ADVISORS, INC.

AIM V.I. AGGRESSIVE GROWTH FUND - seeks to achieve long-term growth of capital


AIM V.I. CAPITAL APPRECIATION FUND -- seeks to provide growth of capital.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER:  ALLIANCE CAPITAL MANAGEMENT, L.P.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO -- emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements. This Portfolio was formerly known as AllianceBerstein Technology Portfolio.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. This Portfolio was formerly known as AllianceBernstein Premier Growth Portfolio.


DELAWARE VIP TRUST (SERVICE CLASS)
ADVISER:  DELAWARE MANAGEMENT COMPANY


DELAWARE VIP GROWTH OPPORTUNITIES SERIES -- strives to identify companies of medium market capitalization that offer above average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-size companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap Index.

DELAWARE VIP SELECT GROWTH SERIES -- strives to identify companies that offer the potential for long-term capital appreciation because they are likely to experience high earnings growth.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

ADVISER: FRANKLIN ADVISERS, LLC - FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC - FT VIP TEMPLETON FOREIGN SECURITIES FUND AND FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND


FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies, predominantly equity securities. For this Fund, large-cap companies are those that are similar in size to those in the Russell 2000(R) Index at the time of purchase. This Fund was formerly known as FT VIP Franklin Small Cap Fund.


FT VIP TEMPLETON FOREIGN SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND -- seeks high total return. The Fund normally invests in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments. This Fund invests substantially to primarily in equity securities. The sub-advisor is Franklin Advisers, Inc.


VAN KAMPEN LIFE INVESTMENT TRUST (CLASS I SHARES)
ADVISER: VAN KAMPEN ASSET MANAGEMENT

VAN KAMPEN LIT EMERGING GROWTH PORTFOLIO -- seeks capital appreciation.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

                             PERFORMANCE INFORMATION

The Pioneer Vision 2 Contract was first offered to the public by Allmerica Financial Life Insurance and Annuity Company in 1996 and by First Allmerica Financial Life Insurance Company in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Portfolios have been in existence.. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. Performance tables are included in the Statement of Additional Information.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Pioneer Money Market VCT Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Pioneer Money Market VCT Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                           DESCRIPTION OF THE CONTRACT

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.


DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-    the number of transfers made over a period of time;
-    the length of time between transfers;
- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;
-    the dollar amount(s) requested for transfers; and
- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and
-    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account, and may also vary due to differences in operational systems and contract provisions. The Disruptive Trading Procedures may limit the number of transfers a Contract Owner may make during a given period, may limit the number of times a Contract Owner may transfer into particular funds during a given period, may apply dollar or percentage limitations on transfers, and may establish restrictions as to the time or means of transfers (for example, transfer instructions may be required via facsimile or by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Funds.

In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office, on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to payment of the death benefit, subject to certain minimums:

     - Currently, the initial payment must be at least $5,000 ($2,000 for IRA's). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

     -  Each subsequent payment must be at least $50.

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Pioneer Money Market VCT Portfolio.

Generally, unless otherwise requested, all subsequent payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Pioneer Money Market VCT Portfolio.

RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days, the Company will provide a refund equal to gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) the amounts allocated to the Fixed and Guaranteed Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts plus any amounts deducted under the Contract or by the Underlying Portfolios for taxes, charges or fees. At the time the Contract is issued the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.

TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that it will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGE


Prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT, the Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. TRANSFERS MAY BE MADE TO AND AMONG ALL OF THE AVAILABLE SUB-ACCOUNTS AS LONG AS NO MORE THAN SEVENTEEN SUB-ACCOUNTS, IN ADDITION TO THE PIONEER MONEY MARKET VCT PORTFOLIO, ARE UTILIZED AT ANY ONE TIME. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.


Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Pioneer Money Market VCT Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging), or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services to. The Company does not charge the Owner for providing additional support services.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) OPTION. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the Pioneer Money Market VCT Portfolio or the Sub-Account investing in the Pioneer America Income VCT Portfolio (the "source accounts") to one or more available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments made to the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information, see "Enhanced Automatic Transfer (Dollar Cost Averaging) Program" in the SAI.

AUTOMATIC ACCOUNT REBALANCING OPTION. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

LIMITATIONS. The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

SURRENDER

At any time prior to the Annuity Date, the Owner may surrender the Contract and receive its Surrender Value less any tax withholding. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-688-9915.

The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.


Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last seven full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only a Contract annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-688-9915. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html.

The Owner must submit to the Principal Office a signed, written request for withdrawal on a Company withdrawal form. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. Each withdrawal must be a minimum amount of $100. The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.


Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see FEDERAL TAX CONSIDERATIONS, "Tax-Sheltered Annuities" and "Texas Optional Retirement Program." For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return by returning a properly signed LED request form to the Principal Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. Under contracts issued in Hawaii and New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an Annuity Option must be selected.

If an Owner elects the Company's LED option (based upon the applicable IRS tables), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS, "TAXATION OF THE CONTRACT." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(a) the Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

(b) gross payments compounded daily at an effective annual yield of 5% starting on the date each payment is applied and continuing throughout that payment's entire accumulation phase, decreased proportionately to reflect withdrawals (except in Hawaii and New York where (b) equals gross payments decreased proportionately to reflect withdrawals);

(c) the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal under (b) or (c), the proportionate reduction is calculated as follows:

                            Amount of the Withdrawal
          ------------------------------------------------------------
              Accumulated Value immediately prior to the withdrawal

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a) the Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork (increased by any positive Market Value Adjustment);

(b) gross payments compounded daily at an effective annual yield of 5% (except in Hawaii and New York where (b) equals gross payments).

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b) gross payments compounded daily at an effective annual yield of 5% (gross payments in Hawaii and New York);

(c)  the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C -- THE DEATH BENEFIT for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Portfolio. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value will be based on the unit values next computed after receipt of due proof of death.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Portfolio and (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Portfolio. The resulting value will never be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least seven years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.

OPTIONAL ENHANCED EARNINGS RIDER

The Enhanced Earnings Rider (EER) may have been elected at issue in most jurisdictions as long as the Annuitant had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that the Annuitant dies prior to the Annuity Date. For specific charges see "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.

CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

(1)  The Annuitant's death must occur prior to the Annuity Date; and
(2) The difference between (a) and (b) must be greater than zero, where (a) is the Accumulated Value and (b) is gross payments not previously withdrawn. IF (a) MINUS (b) IS ZERO OR LESS, NO BENEFIT WILL BE PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Principal Office.

For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.

AMOUNT OF EER BENEFIT

ANNUITANT'S AGE AT ISSUE - 0 TO 65 - If a benefit is payable under the EER and the Contract was issued prior to the Annuitant's 66th birthday, it will be equal to the LESSER of:

(1) 80% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(2) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ANNUITANT'S AGE AT ISSUE - 66 TO 70 - If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 66th birthday and before his or her 71st birthday, it will be equal to the LESSER of:

(1) 40% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(2) 40% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ANNUITANT'S AGE AT ISSUE - 71 TO 75 - If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 71st birthday and before his or her 76th birthday, it will be equal to the LESSER of:

(1) 25% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(2) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

The EER benefit shall be paid in the same manner that the death benefit is paid prior to the Annuity Date.

EXAMPLES

EXAMPLE 1. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(1) 40% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (40% x 100,000) = $40,000; or

(2) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x (150,000 - 100,000)) = $20,000

The EER benefit is equal to $20,000 under (2), which is the lesser of $40,000 (40% x 100,000) and $20,000 (40% x (150,000 - 100,000)).

EXAMPLE 2. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(1) 40% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (40% x $100,000) = $40,000; or

(2) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (40% x ($250,000 - $100,000)) = $60,000

The EER benefit is equal to $40,000 under (1), which is the lesser of $40,000 (40% x $100,000) and $60,000 (40% x ($250,000 - $100,000)).

EXAMPLE 3. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(1) 40% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (40% x $100,000) = $40,000; or

(2) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x ($135,000 - $100,000)) = $14,000

The EER benefit is equal to $14,000 under (2), which is the lesser of $40,000 (40% x 100,000) and $14,000 (40% x ($135,000 - $100,000)).

EXAMPLE 4. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(1) 40% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (40% x $85,000) = $34,000; or

(2) 40% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (40% x ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (2), which is the lesser of $34,000 (40% x $85,000) and $0 (40% x ($85,000 - $85,000)).

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.   the Annuity Date;

2.   the date the Contract is surrendered;

3.   the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit, if any, will be applied to the Contract through an allocation to the Sub-Account investing in the Pioneer Money Market VCT Portfolio and the EER will terminate.

ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing on a Company approved form and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the account(s) selected. See "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.

To the extent a fixed annuity payout option is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. SEE APPENDIX A - MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Account(s) is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option(s) selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option(s) selected do(es) not produce an initial payment which meets this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where a commutable period certain option has been elected. Beneficiaries entitled to receive remaining payments under either a commutable or noncommutable period certain option may elect instead to receive a lump sum settlement. See "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS," below.

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Pioneer Fund VCT Portfolio, Pioneer Growth Shares VCT Portfolio, Pioneer International Value VCT Portfolio, and the Pioneer America Income VCT Portfolio.

The Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable payout options may be selected in combination with any of the fixed payout options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity payout options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the Annuitant's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if he/she dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if he/she dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

Where:   (1)  is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and

         (2) is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to 30. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

     - For life annuity options and noncommutable fixed period certain options of ten years or more (six or more years under New York Contracts), the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For commutable period certain options, any noncommutable fixed period certain option of less than ten years (less than six years under New York Contracts), and all variable period certain options, the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.

NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Portfolios. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see "Annuity Benefit Payments" in the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectuses and SAIs for the Underlying Portfolios.

VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge equal to an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Underlying Portfolios and should be read in conjunction with the Prospectus.

CONTRACT FEE

A $30 Contract fee is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract Fee up to $30 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account..

Where permitted by law, the Contract fee also may be waived for Contracts where, on the date of issue, either the Owner or the Annuitant is within the following classes of individuals:

(1) employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

(2)  employees of the Company, its affiliates and subsidiaries;

(3)  officers, directors, trustees and employees of any of the Portfolios;

(4) investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons.

 "Immediate family members" means children, siblings, parents and grandparents.

OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers an optional Enhanced Earnings Rider that the Owner may elect at issue if the Annuitant has not yet attained age 76. A separate monthly charge is made for the Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable monthly charge for the Enhanced Earnings Rider is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of 0.20%. For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

If you elected one of the following riders prior to their discontinuance on 1/31/02, the annual charge is:


     Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a
       ten-year waiting period:                                                              0.25%
     Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a
       fifteen-year waiting period:                                                          0.15%

For more information about the M-GAP Rider, see "DISCONTINUATION OF THE OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the Statement of Additional Information.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1) if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

(2) the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories:

(1) New Payments - payments received by the Company during the seven years preceding the date of the surrender;

(2) Old Payments - accumulated payments invested in the Contract for more than seven years; and

(3) the amount available under the Withdrawal Without Surrender Charge provision.

See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any; then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

CHARGES FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered, or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments, to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The surrender charge is as follows:

                                            CHARGE AS
                      YEARS FROM          PERCENTAGE OF
                        DATE OF           NEW PAYMENTS
                        PAYMENT             WITHDRAWN
                    ---------------         ---------
                      Less than 1              7%
                      Less than 2              6%
                      Less than 3              5%
                      Less than 4              4%
                      Less than 5              3%
                      Less than 6              2%
                      Less than 7              1%
                       Thereafter              0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.

WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY. Where permitted by law, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least four months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York and New Jersey (where not permitted by state law), the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where surrender charges have been waived under any one of the situations discussed above, no additional payments under the Contract will be accepted unless required by state law.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES From time to time the Company may reduce or waive the surrender charge additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

(1) the size and type of group or class, and the persistency expected from that group or class;

(2) the total amount of payments to be received, and the manner in which payments are remitted;

(3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

(4)  other transactions where sales expenses are likely to be reduced; or

(5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"):

(1) employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

(2)  employees of the Company, its affiliates and subsidiaries;

(3) officers, directors, trustees and employees of any of the Underlying Portfolios, investment managers or Sub-Advisers of the Underlying Portfolios; and

(4) the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

Finally, if permitted under state law, surrender charges will be waived under
Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the surrender charge is modified to effect certain exchanges of existing annuity contracts issued by the Company for the Contract. See "Exchange Offer" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is:   100% of Cumulative Earnings (calculated as the Accumulated
              Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

Where (2) is:   15% of the Accumulated Value as of the Valuation Date the
              Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied; and

Where (3) is:   The amount calculated under the Company's life expectancy
              distribution option (see Life Expectancy Distributions above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $2,250, which is equal to the greatest of:

      (1) Cumulative Earnings ($1,000);

      (2) 15% of Accumulated Value ($2,250); or

      (3) LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge Amount first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a LIFO (last-in/first-out) basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment. See GUARANTEE PERIOD ACCOUNTS.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Surrender Value under the Contract, net of any applicable tax withholding. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the Accumulation Unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT, and see FEDERAL TAX CONSIDERATIONS.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses any commutable period certain option or a noncommutable fixed period certain option for less than ten years (less than six years under New York Contracts), a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or any noncommutable fixed period certain option for ten or more years (six years or more under New York Contracts). A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS. If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

                            GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Pioneer Money Market VCT Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days (but not more than 75 days) prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Pioneer Money Market VCT Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion. However, under Contracts issued in New York, the Company guarantees that it will transfer monies out of the Guarantee Period Accounts without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment applies to amounts deducted for Contract fees or Rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                         [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

         where:   i  is the  Guaranteed  Interest  Rate  expressed as a decimal
                     (for example 3% = 0.03) being  credited to the current
                     Guarantee Period;

                  j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

                  n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%.. In this situation, the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in the Program, you must provide payment allocation instructions to the Company that include (1) the Guarantee Period and (2) the dollar or percentage amount you want allocated to that Guarantee Period Account.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS PAID INTO AND RECEIVED FROM A CONTRACT IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

GENERAL

THE COMPANY. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates. The Variable Account is considered a part of and taxed with the operations of the Company and is not taxed as a separate entity.

As of the date of this Prospectus, the Variable Account and Sub-Accounts are not subject to tax, but the Company reserves the right to make a charge for any future tax liability it may incur as a result of the existence of the Contract, the Variable Account or the Sub-Accounts or for any tax imposed on the Company with respect to the income or assets of the Contract, the Variable Account or the Sub-Accounts held by the Company. Any such charge for taxes will be assessed against the Variable Account or the Sub-Accounts on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each Sub-Account account as though that Sub-Account were a separate taxable entity.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of Code provides that the underlying investments held under a non-qualified annuity contract must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. If these requirements are not met, the Owner will be taxed each year on the annual increase in Accumulated Valued unless a waiver of the diversification failure is obtained from the IRS.

 The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of the assets of such account is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. These diversification requirements must be applied separately to each Sub-Account.

 The Company believes that the Underlying Funds will comply with the current diversification requirements so that a non-qualified Contract that invests in one or more of those Funds will not be disqualified from annuity contract treatment by Section 817(h) of the Code. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

OWNER CONTROL. In order for a non-qualified variable annuity contract to qualify for tax deferral, assets in the segregated accounts underlying the contract must be considered to be owned by the insurance company and not by the contract owner. In three Revenue Rulings issued before the enactment of Section 817(h) of the Code in 1984, the IRS held that where a variable contract owner had certain forms of actual or potential control over the investments held under the variable annuity contract, the contract owner, rather than the issuing insurance company, would be treated as the owner and would be taxable on the income and gains produced by those assets.

In 1986, in connection with the issuance of regulations concerning the investment diversification requirements of Section 817(h), the Treasury Department announced that such regulations did not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets in the account. That announcement also stated that guidance would be issued by way of regulations or revenue rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued other than a Revenue Procedure indicating that the IRS would not apply the principles of the pre-1984 revenue rulings to an owner of a qualified contract where the only investment powers held by the contract owner were powers that could be held by a participant in a qualified plan. Due to the lack of any clear guidance regarding the investment control issue, the Company reserves the right to modify the Contract, as necessary, to prevent an Owner of the Contract from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two broad categories of variable annuity contracts: "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a tax-qualified retirement plan or program eligible for special tax treatment under the Code. A non-qualified contract is one that is not purchased in connection with a retirement plan or program eligible for special tax treatment. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS" below.

TAXATION OF THE CONTRACT

IN GENERAL. The Company believes that the Contract described in this Prospectus, with certain exceptions (see "Nonnatural Owner" below), will be considered an annuity contract under Section 72 of the Code which governs the taxation of annuities, and, if the Contract is a qualified contract, certain other provisions of the Code that will apply to it. Please note, however, if the Owner of a non-qualified Contract chooses an Annuity Date beyond the Owner's life expectancy, it is possible that the Contract may not be considered an annuity for tax purposes because there is no reasonable basis for expecting that annuity payments will ever be made under the Contract. In that event, the Owner would be taxed on the annual increase in Accumulated Value under the Contract. The Owner should consult a qualified tax adviser for more information. The following discussion assumes that a Contract will be treated as an annuity contract subject to Section 72 and, in the case of a qualified Contract, any other applicable provisions of the Code.

MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS. Under Section 401(a)(9) of the Code, qualified Contracts will generally be subject both to mandatory minimum distribution requirements upon attainment of age 70 1/2 by the Owner and to mandatory death benefit distribution requirements upon the death of the Owner, either before or after the commencement of benefit payments. (Note: the rules for Roth IRAs do not currently require distributions to begin during the Owner's lifetime.) To comply with Section 401(a)(9), tax-qualified plans must include a provision for the commencement of benefits when a participant attains age 70 1/2 (or under certain plans when the participant retires, if later.)


The final regulations under Section 401(a)(9) provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Contract as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations. (Note: As of the date of this Prospectus, "entire interest" is defined as "the dollar amount credited to the employee or beneficiary under the annuity contract without regard to the actuarial value of any other benefits, such as minimum survivor benefits, that will be provided under the contract." However, final regulations have been issued and are effective for distributions required for calendar years 2006 and thereafter. The definition of "entire interest" will then take into account the actuarial value of other benefits.)

The final regulations further provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have commenced on an irrevocable basis, payments under such contract must generally be non-increasing. According to the final regulations, payments will not fail to satisfy the non-increasing payment requirement merely because payments are increased in one or more of the following ways:

(1)  By a constant percentage, applied not less frequently than annually;

(2) To provide a final payment upon the death of the employee that does not exceed the excess of the total value being annuitized over the total payments before the death of the employee;

(3) As a result of dividend payments or other payments that result from actuarial gains, but only if actuarial gain is measured no less frequently than annually and the resulting dividend payments or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity, beginning no later than the year following the year for which the actuarial experience is measured; and

(4) An acceleration of payments under the annuity which is defined as a shortening of the payment period with respect to an annuity or a full or partial commutation of the future annuity payments. An increase in the payment amount will be treated as an acceleration of payments in the annuity only if the total future expected payments under the annuity (including the amount of any payment made as a result of the acceleration) is decreased as a result of the change in payment period.

Some forms of annuity payments permitted under the Contract may not meet the requirements under the final regulations issued pursuant to Section 401(a)(9). In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to the Owner to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

To comply with Section 401(a)(9) of the Code, tax-qualified plans must also include provisions for the distribution of plan benefits after the death of the participant. If the surviving spouse of the participant is the beneficiary subject to the terms of such a plan, Section 401(a)(9) permits the surviving spouse to defer the commencement of benefits until he or she reaches age 70 1/2, at which time the minimum distribution requirements will apply as though the spouse were a plan participant.


If the beneficiary of a qualified Contract is not the participant's surviving spouse, the operation of the death benefit distribution requirements of Section 401(a)(9) will depend upon whether annuity payments have commenced. If the participant dies and annuity payments have commenced, the entire remaining interest must be distributed to the beneficiary at least as rapidly as under the method of distribution being used as of the date of the participant's death. If the participant dies before annuity payments have commenced, the entire interest must be distributed to the beneficiary either (i) within five years after the participant's death and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

If a beneficiary intends to comply with the substantially equal payment requirements without electing annuity payments, the required minimum distribution for any year must be computed by determining the entire interest of the owner in the Contract as of the prior December 31 and dividing that amount by the life expectancy of the owner and beneficiary as determined under the regulations. If the beneficiary intends to comply with the requirement by electing to receive annuity payments, these payments must satisfy the "nonincreasing payment" requirement discussed above. Some forms of annuity payments offered under the Contract may not satisfy these requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to a beneficiary to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

MANDATORY DISTRIBUTION REQUIREMENTS FOR NON-QUALIFIED CONTRACTS. Under Section 72(s) of the Code, a non-qualified annuity contract must contain specified provisions with respect to the distribution of the amounts held under the contract following the death of the contract owner. If this requirement is not met, the owner will be taxed each year on the annual increase in Accumulated Value. This Contract contains provisions that are designed to meet the requirements of Section 72(s).

Under Section 72(s), if the Owner's surviving spouse is the beneficiary, the surviving spouse may retain the contract and continue deferral during his or her lifetime. If the beneficiary of the Contract is not the Owner's surviving spouse, the specific distribution requirement applicable under Section 72(s) will depend upon whether annuity payments have commenced. If the Owner dies after annuity payments have commenced, the entire remaining interest under the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death. If the Owner dies before annuity payments have commenced, then the entire amount held under the Contract must be distributed:

 (1) within five years after the death of the Owner; and/or

 (2) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

No regulations have been issued under Section 72(s). However, in a private letter ruling issued in 2001, the IRS held that distributions made to the designated beneficiary under a non-qualified variable annuity contract under a procedure that provided for payments over the life expectancy of the beneficiary would qualify under the "substantially equal" procedure described in (2) above, even though the beneficiary had the right to accelerate payments under the distribution procedure so long as the payments continued automatically unless and until such an acceleration occurred. In the event that future IRS regulations and/or rulings would require Contract modification in order to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, increases in the Contract's Accumulated Value are not taxable to the Owner until withdrawn from the Contract. Under the current provisions of the Code, amounts received or deemed to have been received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first allocable to any investment gains credited to the contract over the taxpayer's "investment in the contract" and, to that extent, are treated as gross income subject to federal income taxation. For this purpose, the "investment in the contract" is the total of all payments to the Contract that were not excluded from the Owner's gross income less any amounts previously withdrawn from the Contract which were excluded from income as recovery of the investment in the Contract. For purposes of computing the taxable amount of any distribution under these rules, Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract.

ANNUITY PAYOUTS AFTER ANNUITIZATION. After annuity benefit payments begin under the Contract, a portion of each such payment received may generally be excluded from gross income as a recovery of the investment in the Contract. Different formulas apply to the computation of the excludable portion with respect to fixed annuity payments and with respect to variable annuity payments, but the general effect of both formulas is to allocate the exclusion from gross income for the investment in the Contract ratably over the period during which annuity payments will be received. All annuity payments received in excess of this excludable amount are taxable as ordinary income. Once the investment in the Contract is fully recovered, because payments under the Contract have continued for longer than expected, the entire amount of all future payments will be taxable. If the annuitant dies before the entire investment in the Contract is recovered, a deduction for the remaining amount is allowed on the annuitant's final tax return.

PENALTY ON EARLY DISTRIBUTIONS. Under Section 72(q) of the Code, a 10% penalty tax may be imposed on the withdrawal of investment gains from a non-qualified Contract if the withdrawal is made prior to age 59 1/2. A similar 10% penalty tax is imposed under Section 72(t) of the Code on withdrawals or distributions of investment gains from a qualified Contract prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

     -   taken on or after age 59 1/2; or

     - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code); or in the case of the Owner's "total disability" (as defined in the Code); or

     - if withdrawals from a qualified Contract are made to an employee who has terminated employment after reaching age 55; or

     - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee or the payee and a beneficiary.

No regulations have been issued under either Code Section 72(q) or 72(t), but the IRS has recognized three computation procedures that will result in a pattern of payments that will meet the "substantially equal" periodic payment requirement. This requirement will also be met if the Owner elects to have fixed annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary. The requirement will also be met if the Owner elects to have variable annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary and the number of units withdrawn to make each variable annuity payment is substantially the same. Any modification of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's reaching age
59 1/2 or five years, other than by reason of death or disability, will subject the Owner to the 10% penalty tax on the prior distributions that were previously exempted from the penalty. A partial withdrawal from a Contract made after annuitization, but before the later of the Owner reaching age 59 1/2 or five years, would also be subject to this recapture rule.

In a number of private letter rulings, the IRS has held that distributions from a qualified plan made over the life expectancy of the participant or the participant and a beneficiary in any amount determined by amortizing the plan account value over the life expectancy of the payee or payees (life expectancy distributions) would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. In a private letter ruling issued in 1991 with respect to a non-qualified annuity contract, however, the IRS took the position that life expectancy payments from an annuity contract would not be considered as part of a "series of substantially equal payments" within the meaning of the exception. Subsequently, in a private letter ruling issued in 2000, the IRS held that life expectancy distributions made under a non-qualified variable annuity contract would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. The distinction between the adverse 1991 private later ruling and the favorable 2000 private letter ruling appears to be that under the facts considered in the 1991 ruling, action by the payee was required to initiate each payment, while in the facts considered in the 2000 ruling, the payments continued automatically unless specifically modified.

Some forms of annuity payments permitted under the Contracts may not meet the "substantially equal" payment requirements under Section 72(q) or Section 72(s). Because of the uncertainties regarding these issues, a qualified tax adviser should be consulted prior to any request for a withdrawal from a Contract prior to age 59 1/2.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract without receiving adequate and full consideration for the transfer, Section 72 of the Code generally requires the Owner to report taxable income equal to any investment gain in value over the Owner's cost basis at the time of the transfer. This acceleration rule applies to a transfer to another individual (other than the Owner's spouse) or to a nonnnatural person, such as a trust. If the transfer is to a charity, the Owner may be allowed a deduction for some or all of the value of the Contract transferred. If the transfer is not to a charity, the Owner may also be subject to gift tax on some or all of the value of the Contract transferred without adequate and full consideration.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date (an immediate annuity) or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A mandatory 20% withholding requirement applies to distributions from most other qualified contracts if such distribution would have been eligible to be rolled over into another qualified plan. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations that may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees, including self-employed individuals. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" under DESCRIPTION OF THE CONTRACT. The Contract, including all available riders, was filed with the IRS and its form approved as a prototype. Such an approval is an approval as to the form of the Contract and does not represent a determination of its merits.

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Portfolios. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

                        LOANS (QUALIFIED CONTRACTS ONLY)


Loans are available to owners of TSA contracts (i.e., contracts issued under Section 403(b) of the Code) and to contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-688-9915. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisers and plan fiduciaries should be consulted prior to exercising loan privileges.


Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Money Market Portfolio.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios may be issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Portfolios may be also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the underlying investment companies currently do not foresee any such disadvantages to either variable life owners or variable annuity owners, they intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If it were concluded that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class,

(2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Underlying Portfolio shares held by a Sub-Account, in the event that Underlying Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Underlying Portfolio shares is inappropriate in view of the purpose of the Sub-Account,

(5)  to change the methodology for determining the net investment factor,

(6)  to change the names of the Variable Account or of the Sub-Accounts, and

(7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                    CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. Owners will be given written notice of such changes.

                                  VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Portfolio share. During the annuity period, the number of Underlying Portfolio shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Annuitant's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), serves as the principal underwriter of the Contracts. VeraVest Investments, Inc., located at 440 Lincoln Street, Worcester, MA 01653, is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). It is a wholly-owned subsidiary of Allmerica Financial.

The Contracts were previously sold by certain independent broker-dealers registered under the Securities and Exchange Act of 1934 and members of the NASD. The Contract was also offered through VeraVest Investments Inc. The Company paid commissions not to exceed 7.0% of payments to broker-dealers which sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.

                                  LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.


On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in our opinion constituted "market timing", were subject to restrictions upon such trading that we imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. We filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts equal to the surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from our alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy, they have been able to obtain returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

The Company intends to vigorously defend this matter, and regard plaintiffs claims for lost trading profits as being highly speculative and, in any case, subject to an obligation to mitigate damages. In addition, any damages for lost profits should, in our view, terminate as a result of the investment management industry's and regulators' actions to eliminate market timing, such as implementing "fair value" pricing.

While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the Company's financial position, in the Company's judgment, the outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period.


                               FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.

The Fixed Account is part of the Company's General Account and is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge Amount is withdrawn, while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least seven full Contract years.

State Restrictions. In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:

If the Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If the Contract is issued on or after the Annuitant's 60th birthday up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If a Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time.

In Oregon, if the Contract is issued after the Annuitant's 81st birthday, no payments or transfers to the Fixed Account will be permitted at any time. If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Money Market Portfolio.

                                   APPENDIX B
                SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender based on hypothetical Accumulated Values:

                                   HYPOTHETICAL       WITHDRAWAL       SURRENDER
                  CONTRACT         ACCUMULATED     WITHOUT SURRENDER     CHARGE        SURRENDER
                    YEAR              VALUE         CHARGE AMOUNT      PERCENTAGE       CHARGE
                    ----              -----         -------------      ----------       ------
                     1           $     54,000.00   $      8,100.00         7%       $      3,213.00
                     2                 58,320.00          8,748.00         6%              2,974.32
                     3                 62,985.60         12,985.60         5%              2,500.00
                     4                 68,024.45         18,024.45         4%              2,000.00
                     5                 73,466.40         23,466.40         3%              1,500.00
                     6                 79,343.72         29,343.72         2%              1,000.00
                     7                 85,691.21         35,691.21         1%                500.00
                     8                 92,546.51         42,546.51         0%                  0.00

WITHDRAWALS -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals of the Owner's account, based on hypothetical Accumulated Values.

                                                                 WITHDRAWAL
                             HYPOTHETICAL                         WITHOUT          SURRENDER
            CONTRACT         ACCUMULATED                          SURRENDER          CHARGE       SURRENDER
              YEAR              VALUE          WITHDRAWALS      CHARGE AMOUNT      PERCENTAGE       CHARGE
              ----              -----          -----------      -------------      ----------       ------
               1           $     54,000.00   $          0.00   $      8,100.00         7%       $          0.00
               2                 58,320.00              0.00          8,748.00         6%                  0.00
               3                 62,985.60              0.00         12,985.60         5%                  0.00
               4                 68,024.45         30,000.00         18,024.45         4%                479.02
               5                 41,066.40         10,000.00          6,159.96         3%                115.20
               6                 33,551.72          5,000.00          5,032.76         2%                  0.00
               7                 30,835.85         10,000.00          4,625.38         1%                 53.75
               8                 22,502.72         15,000.00          3,375.41         0%                  0.00

PART 2:  MARKET VALUE ADJUSTMENT

The market value factor is:  [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

For purposes of the examples below:

i = the guaranteed interest rate being credited to the guarantee period.

j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11


         The market value factor    =   [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                    =   [(1+.08)/(1+.11)](TO THE POWER OF 2555/365) - 1

                                    =   (.97297)(TO THE POWER OF 7) - 1

                                    =    -.17452

     The Market Value Adjustment    =   Maximum of the market value factor
                                        multiplied by the withdrawal or the
                                        negative of the excess interest earned
                                        over 3%

                                    =   Maximum (-.17452 X $62,985.60 or -$8,349.25)

                                    =   Maximum (-$10,992.38 or -$8,349.25) =  -$8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

             The market value factor    =   [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                        =   [(1+.08)/(1+.10)](TO THE POWER OF 2555/365) - 1

                                        =   (.98182)(TO THE POWER OF 7) - 1

                                        =   -.12054

         The Market Value Adjustment    =   the market value factor multiplied by the withdrawal

                                        =   -.12054 X $62,985.60

                                        =   -$7,592.11

**Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

             The market value factor    =   [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                        =   [(1+.08)/(1+.05)](TO THE POWER OF 2555/365) - 1

                                        =   (1.02857)(TO THE POWER OF 7) - 1

                                        =   .21798

         The Market Value Adjustment    =   Minimum of the market value factor multiplied
                                            by the withdrawal or the excess interest
                                            earned over 3%

                                        =   Minimum of (.21798 X $62,985.60 or $8,349.25)

                                        =   Minimum of ($13,729.78 or $8,349.25)

                                        =   $8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

             The market value factor    =   [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                        =   [(1+.08)/(1+.07)](TO THE POWER OF 2555/365) - 1

                                        =   (1.00935)(TO THE POWER OF 7) - 1

                                        =   .06728

         The Market Value Adjustment    =   the market value factor multiplied by the withdrawal

                                        =   .06728 X $62,985.60

                                        =   $4,237.90

**Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                   APPENDIX C
                                THE DEATH BENEFIT

PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

                                       HYPOTHETICAL
                      HYPOTHETICAL       MARKET
         CONTRACT      ACCUMULATED        VALUE             DEATH              DEATH            DEATH          HYPOTHETICAL
           YEAR          VALUE          ADJUSTMENT        BENEFIT (a)        BENEFIT (b)      BENEFIT (c)      DEATH BENEFIT
           ----          -----          ----------        -----------        -----------      -----------      -------------
             1      $     53,000.00   $          0.00   $     53,000.00   $     52,500.00   $     50,000.00   $     53,000.00
             2            53,530.00            500.00         54,030.00         55,125.00         53,000.00         55,125.00
             3            58,883.00              0.00         58,883.00         57,881.25         55,125.00         58,883.00
             4            52,994.70            500.00         53,494.70         60,775.31         58,883.00         60,775.31
             5            58,294.17              0.00         58,294.17         63,814.08         60,775.31         63,814.08
             6            64,123.59            500.00         64,623.59         67,004.78         63,814.08         67,004.78
             7            70,535.95              0.00         70,535.95         70,355.02         67,004.78         70,535.95
             8            77,589.54            500.00         78,089.54         73,872.77         70,535.95         78,089.54
             9            85,348.49              0.00         85,348.49         77,566.41         78,089.54         85,348.49
            10            93,883.34              0.00         93,883.34         81,444.73         85,348.49         93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5%, reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

                                            HYPOTHETICAL
              HYPOTHETICAL                    MARKET
   CONTRACT    ACCUMULATED                     VALUE          DEATH          DEATH          DEATH       HYPOTHETICAL
     YEAR        VALUE       WITHDRAWALS     ADJUSTMENT     BENEFIT (a)    BENEFIT (b)    BENEFIT (c)   DEATH BENEFIT
     ----        -----       -----------     ----------     -----------    -----------    -----------   -------------
       1      $  53,000.00   $       0.00   $       0.00   $  53,000.00   $  52,500.00   $  50,000.00   $  53,000.00
       2         53,530.00           0.00         500.00      54,030.00      55,125.00      53,000.00      55,125.00
       3          3,883.00      50,000.00           0.00       3,883.00       4,171.13       3,972.50       4,171.13
       4          3,494.70           0.00         500.00       3,994.70       4,379.68       4,171.13       4,379.68
       5          3,844.17           0.00           0.00       3,844.17       4,598.67       4,379.68       4,598.67
       6          4,228.59           0.00         500.00       4,728.59       4,828.60       4,598.67       4,828.60
       7          4,651.45           0.00           0.00       4,651.45       5,070.03       4,828.60       5,070.03
       8          5,116.59           0.00         500.00       5,616.59       5,323.53       5,070.03       5,616.59
       9          5,628.25           0.00           0.00       5,628.25       5,589.71       5,616.59       5,628.25
      10            691.07       5,000.00           0.00         691.07         712.70         683.44         712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market
Value

Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5% reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the death Benefit based on the Hypothetical Accumulated Values.

                              HYPOTHETICAL      HYPOTHETICAL
               CONTRACT        ACCUMULATED      MARKET VALUE      HYPOTHETICAL
                 YEAR             VALUE          ADJUSTMENT      DEATH BENEFIT
                 ----             -----          ----------      -------------
                   1          $  53,000.00      $       0.00     $   53,000.00
                   2             53,530.00            500.00         54,030.00
                   3             58,883.00              0.00         58,883.00
                   4             52,994.70            500.00         53,494.70
                   5             58,294.17              0.00         58,294.17
                   6             64,123.59            500.00         64,623.59
                   7             70,535.95              0.00         70,535.95
                   8             77,589.54            500.00         78,089.54
                   9             85,348.49              0.00         85,348.49
                  10             93,883.34              0.00         93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                   APPENDIX D
          DIFFERENCES UNDER THE PIONEER VISION CONTRACT (FORM A3023-95) ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (FORM A3023-95)
       FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (FORM A3023-95GRC)

 1. The Guarantee Period Accounts and the optional EER are not available under the Pioneer Vision Contract.

 2. The waiver of surrender charge in Pioneer Vision 2 for disability prior to age 65, diagnosis of a terminal illness or confinement to a nursing home until the later of one year after issue or 90 days (see "Reduction or Elimination of Surrender Charge") is not available under the Pioneer Vision Contract. Only the waiver for disability is available under Pioneer Vision 2 Contracts issued in New York and New Jersey.

 3. The death benefit under the Pioneer Vision Contract that is payable upon the death of the Annuitant (or an Owner who is also the Annuitant) is the greatest of: (1) the Accumulated Value under the Contract next determined following receipt of due proof of death at the Principal Office; (2) the total amount of gross payments made under the Contract reduced proportionately to reflect the amount of all prior partial withdrawals, or
      (3) the death benefit that would have been payable on the most recent fifth year policy anniversary, increased for subsequent payments and reduced proportionately to reflect withdrawals after that date.

 4. The Withdrawal Without Surrender Charge Amount (the "Free Withdrawal Amount") under the Pioneer Vision Contract is the greatest of (1) cumulative earnings; (2) 10% of the Accumulated Value as of the Valuation Date coincident with or next following the date of the withdrawal request; or (3) the amount calculated under the Company's life expectancy distribution. The percentage available under the Pioneer Vision 2 Contract is 15% rather than 10%.

 5.   The following transfer provision applies to the Pioneer Vision Contract:

TRANSFER PRIVILEGE. At any time prior to the Annuity Date, subject to the SEVENTEEN FUND SUB-ACCOUNT LIMITATION AND THE Disruptive Trading limitations described under DESCRIPTION OF THE CONTRACT, an owner may have amounts transferred among the Sub-Accounts or from the Sub-Accounts to the Fixed Account, where available. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to a written or telephone request.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging), or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined amount, not less than $100, on a periodic basis (monthly, bi-monthly, or quarterly) from the Sub-Account investing in the Pioneer Money Market VCT Portfolio or the Pioneer America Income VCT Portfolio (the source account) to one or more of the other Sub-Accounts. Automatic transfers may not be made into the Fixed Account or, if applicable, the Portfolio being used as the source account. The Fixed Account also may be used as the source account from which periodic automatic transfers will be made to any of the Sub-Accounts provided that (1) the amount of each monthly transfer cannot exceed 10% of the value in the Fixed Account as of the date of the first transfer; (2) each bimonthly transfer cannot exceed 20% of the value in the Fixed Account as of the date of the first transfer, and (3) each quarterly transfer cannot exceed 25% of the value in the Fixed Account as of the date of the first transfer. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with specified percentage allocations. As frequently as requested, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to reestablish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

The Company reserves the right to limit the number of Portfolios that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Account Rebalancing may not be in effect simultaneously.

6.   The surrender charge under Pioneer Vision Contract (Form A3023-95) is:

                   YEARS FROM DATE              CHARGE AS PERCENTAGE OF NEW
                      OF PAYMENT                     PAYMENTS WITHDRAWN
                   ---------------              ---------------------------
                        0 - 3                                7%
                          4                                  6%
                          5                                  5%
                          6                                  4%
                          7                                  3%
                     More than 7                             0%

7. For Pioneer Vision Contracts issued in Maryland, the surrender charge for monies surrendered out of the Variable Account is identical to the charge schedule shown in 6. above. Monies surrendered out of the Fixed Account, however, are subject to the following additional charges: in Year 8, measured from the date of payment, a 2% charge will apply, and in year 9 a 1% charge will apply.

8.   The Fixed Account under the Pioneer Vision Contract is not available in
     Oregon.

9. Because of the differences between the surrender charge (see 6. above) and the amount of the free withdrawal (see 4. above) in the Pioneer Vision Contract and Pioneer Vision 2 Contract, the following expense examples apply to Owners of the Pioneer Vision Contract, and should be referred to rather than the expense examples on pages 8-9 of this Prospectus.

MAXIMUM EXPENSE EXAMPLE
The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the optional rider with the maximum possible charges, which would be the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:

                                                     1 YEAR         3 YEARS        5 YEARS         10 YEARS
             -----------------------------------------------------------------------------------------------
             Portfolio with the maximum total
             operating expenses                    $     995      $   1,740      $   2,325       $    3,889

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:

                                                     1 YEAR         3 YEARS        5 YEARS         10 YEARS
             -----------------------------------------------------------------------------------------------
             Portfolio with the maximum total
             operating expenses                    $    365        $  1,112       $  1,878        $   3,889

MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Portfolios and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen an optional rider. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:

                                                     1 YEAR         3 YEARS        5 YEARS         10 YEARS
             -----------------------------------------------------------------------------------------------
             Portfolio with the minimum total
             operating expenses                    $    848        $  1,299       $  1,598        $   2,483

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:

                                                     1 YEAR         3 YEARS        5 YEARS         10 YEARS
             -----------------------------------------------------------------------------------------------
             Portfolio with the minimum total
             operating expenses                    $    218        $    673       $  1,154        $   2,483

                                   APPENDIX E
                         CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT VA-P


                                                                           YEAR ENDED DECEMBER 31ST
                                                 ------------------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                                      ------------------------------------------------------------------------------
PIONEER AMERICA INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.443   1.438   1.322   1.259   1.142   1.188   1.114   1.042   1.043   1.000
  End of Period                                   1.472   1.443   1.438   1.322   1.259   1.142   1.188   1.114   1.042   1.043
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     21,609  29,802  46,987  27,913  20,185  25,714  23,977  12,729   6,317   3,267

PIONEER BALANCED VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.589   1.381   1.561   1.620   1.558   1.541   1.516   1.312   1.185   1.000
  End of Period                                   1.642   1.589   1.381   1.561   1.620   1.558   1.541   1.516   1.312   1.185
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     21,290  25,404  30,715  36,151  36,438  46,206  43,014  28,548  12,579   2,171

PIONEER EMERGING MARKETS VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.664   1.067   1.095   1.197   1.844   1.046   1.000     N/A     N/A     N/A
  End of Period                                   1.952   1.664   1.067   1.095   1.197   1.844   1.046     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      4,264   4,833   5,305   6,033   7,624   5,051      27     N/A     N/A     N/A

PIONEER EQUITY-INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period                             2.313   1.913   2.305   2.513   2.219   2.230   1.851   1.388   1.222   1.000
  End of Period                                   2.655   2.313   1.913   2.305   2.513   2.219   2.230   1.851   1.388   1.222
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     43,577  50,424  60,753  69,401  71,418 100,962  90,684  66,458  33,466   5,553

                                                                           YEAR ENDED DECEMBER 31ST
                                                 ------------------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                                      ------------------------------------------------------------------------------
PIONEER EUROPE VCT PORTFOLIO
Unit Values
  Beginning of Period                             0.862   0.656   0.821   1.077   1.340   1.058   1.000     N/A     N/A     N/A
  End of Period                                   1.007   0.862   0.656   0.821   1.077   1.340   1.058     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      9,298  10,643  13,074  14,928  16,906   9,436   1,432     N/A     N/A     N/A

PIONEER FUND VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.278   1.047   1.312   1.492   1.495   1.311   1.053   1.000     N/A     N/A
  End of Period                                   1.402   1.278   1.047   1.312   1.492   1.495   1.311   1.053     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     99,700 115,212 132,414 149,504 146,664 135,236  67,486   4,171     N/A     N/A

PIONEER GROWTH SHARES VCT PORTFOLIO
Unit Value:
  Beginning of Period                             0.823   0.665   1.034   1.290   1.420   1.333   1.000     N/A     N/A     N/A
  End of Period                                   0.865   0.823   0.665   1.034   1.290   1.420   1.333     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     36,643  42,731  51,316  68,890  80,492 113,004  62,983     N/A     N/A     N/A

PIONEER HIGH YIELD VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.510   1.153   1.187   1.000   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   1.608   1.510   1.153   1.187   1.032     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     31,839  37,221  35,077  26,749   6,131     N/A     N/A     N/A     N/A     N/A

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.035   0.807   0.944   1.256   1.643   1.154   1.211   1.171   1.094   1.000
  End of Period                                   1.211   1.035   0.807   0.944   1.256   1.643   1.154   1.211   1.171   1.094
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     18,590  21,491  26,048  33,499  37,930  41,559  44,129  40,253  20,852   2,460

                                                                           YEAR ENDED DECEMBER 31ST
                                                 ------------------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                                      ------------------------------------------------------------------------------
PIONEER MID CAP VALUE VCT PORTFOLIO
Unit Value:
  Beginning of Period                             2.472   1.824   2.083   1.984   1.705   1.530   1.615   1.314   1.158   1.000
  End of Period                                   2.977   2.472   1.824   2.083   1.984   1.705   1.530   1.615   1.314   1.158
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     35,358  41,083  48,599  53,131  50,399  64,824  67,868  61,925  36,746   7,981

PIONEER MONEY MARKET VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.225   1.236   1.238   1.215   1.165   1.132   1.097   1.063   1.031   1.000
  End of Period                                   1.216   1.225   1.236   1.238   1.215   1.165   1.132   1.097   1.063   1.031
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     18,145  27,973  47,512  38,835  30,127  31,715  18,693  12,330  10,655   3,210

PIONEER REAL ESTATE SHARES VCT PORTFOLIO
Unit Value:
  Beginning of Period                             2.553   1.921   1.901   1.788   1.400   1.482   1.849   1.548   1.156   1.000
  End of Period                                   3.417   2.553   1.921   1.901   1.788   1.400   1.482   1.849   1.548   1.156
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      7,965   9,329  10,959  11,144  11,911  14,737  19,513  19,818   7,063     342

PIONEER SMALL CAP VALUE VCT PORTFOLIO
Unit Values
  Beginning of Period                             1.213   0.908   1.085   1.000     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                                   1.437   1.213   0.908   1.085     N/A     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      6,976   6,887   5,998     361     N/A     N/A     N/A     N/A     N/A     N/A

PIONEER SMALL COMPANY VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.098   0.889   1.082   1.000     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                                   1.227   1.098   0.889   1.082     N/A     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      2,938   3,403   3,742   2,019     N/A     N/A     N/A     N/A     N/A     N/A

                                                                           YEAR ENDED DECEMBER 31ST
                                                 ------------------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                                      ------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.419   1.187   1.087   1.032   1.001   1.000     N/A     N/A     N/A     N/A
  End of Period                                   1.543   1.419   1.187   1.087   1.032   1.001     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     13,005  13,060  11,855   6,399   2,689     737     N/A     N/A     N/A     N/A

AIM V.I. AGGRESSIVE GROWTH FUND
Unit Value:
  Beginning of Period                             0.716   0.574   0.752   1.000     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.790   0.716   0.574   0.752     N/A     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      3,287   3,537   2,976   1,552     N/A     N/A     N/A     N/A     N/A     N/A

AIM V.I. CAPITAL APPRECIATION FUND
Unit Value:
  Beginning of Period                             0.600   0.469   0.629   0.832   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.630   0.600   0.469   0.629   0.832     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     19,700  21,610  23,543  29,225  29,127     N/A     N/A     N/A     N/A     N/A

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO
Unit Value:
  Beginning of Period                             0.387   0.273   0.475   0.646   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.400   0.387   0.273   0.475   0.646     N/A     N/A     N/A     N/A     N/A
Number of Units Outstanding at End of Period
    of Period (in thousands)                     20,949  24,385  26,564  29,567  28,108     N/A     N/A     N/A     N/A     N/A

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period                             0.531   0.436   0.640   0.786   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.567   0.531   0.436   0.640   0.786     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     34,432  38,636  43,831  53,395  44,257     N/A     N/A     N/A     N/A     N/A

                                                                           YEAR ENDED DECEMBER 31ST
                                                 ------------------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                                      ------------------------------------------------------------------------------
DELAWARE VIP GROWTH OPPORTUNITIES SERIES
Unit Value:
  Beginning of Period                             0.706   0.509   0.689   0.831   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.781   0.706   0.509   0.689   0.831     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      8,099   8,776   9,502  11,687  11,497     N/A     N/A     N/A     N/A     N/A

DELAWARE VIP SELECT GROWTH SERIES
Unit Value:
  Beginning of Period                             0.540   0.394   0.592   0.790   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.575   0.540   0.394   0.592   0.790     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      8,929  10,485  11,017  18,019  18,891     N/A     N/A     N/A     N/A     N/A

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES
  FUND
Unit Value:
  Beginning of Period                             0.662   0.489   0.695   0.832   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.727   0.662   0.489   0.695   0.832     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     21,199  22,460  24,265  23,624  14,979     N/A     N/A     N/A     N/A     N/A

FT VIP TEMPLETON FOREIGN SECURITIES FUND
Unit Value:
  Beginning of Period                             1.077   0.826   0.925   0.964   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   1.259   1.077   0.826   0.925   0.964     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      3,825   3,071   2,585   2,085     790     N/A     N/A     N/A     N/A     N/A

                                                                           YEAR ENDED DECEMBER 31ST
                                                 ------------------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                                      ------------------------------------------------------------------------------
FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
Unit Value:
  Beginning of Period                             1.088   0.836   0.887   0.999   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   1.241   1.088   0.836   0.887   0.999     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      5,406   5,348   4,847   3,137   1,340     N/A     N/A     N/A     N/A     N/A

VAN KAMPEN LIT EMERGING GROWTH PORTFOLIO
Unit Value:
  Beginning of Period                             0.449   0.357   0.537   0.795   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.473   0.449   0.357   0.537   0.795     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                     22,894  27,015  31,179  39,602  34,696     N/A     N/A     N/A     N/A     N/A

                         CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-P


                                                                         YEAR ENDED DECEMBER 31ST
                                                 ----------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996
-----------                                      -----------------------------------------------------------------------
PIONEER AMERICA INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.428   1.422   1.307   1.245   1.130   1.175   1.102   1.030   1.000
  End of Period                                   1.456   1.428   1.422   1.307   1.245   1.130   1.175   1.102   1.030
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        377     462     830     367     303     369     291     203     180

PIONEER BALANCED VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.293   1.124   1.270   1.318   1.267   1.254   1.233   1.068   1.000
  End of Period                                   1.336   1.293   1.124   1.270   1.318   1.267   1.254   1.233   1.068
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        257     313     368     361     400     537     518     303     121

PIONEER EMERGING MARKETS VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.663   1.066   1.094   1.196   1.843   1.047   1.000     N/A     N/A
  End of Period                                   1/950   1.663   1.066   1.094   1.196   1.843   1.047     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         51     108     108     160     167      95       0     N/A     N/A

PIONEER EQUITY-INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.853   1.533   1.847   2.014   1.778   1.787   1.483   1.112   1.000
  End of Period                                   2.127   1.853   1.533   1.847   2.014   1.778   1.787   1.483   1.112
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        765     948   1,036   1,130   1,207   1,316   1,304     641     237

                                                                         YEAR ENDED DECEMBER 31ST
                                                 ----------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996
-----------                                      ----------------------------------------------------------------------
PIONEER EUROPE VCT PORTFOLIO
Unit Values
  Beginning of Period                             0.861   0.821   0.821   1.076   1.339   1.058   1.000     N/A     N/A
  End of Period                                   1.006   0.861   0.656   0.821   1.076   1.339   1.058     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        123     187     186     192     242      69       0     N/A     N/A

PIONEER FUND VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.278   1.047   1.312   1.492   1.495   1.311   1.000     N/A     N/A
  End of Period                                   1.402   1.278   1.047   1.312   1.492   1.495   1.311     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                      1,467   1,662   1,679   1,889   2,176   1,849   1,191     N/A     N/A

PIONEER GROWTH SHARES VCT PORTFOLIO
Unit Value:
  Beginning of Period                             0.823   0.666   1.034   1.290   1.420   1.333   1.000     N/A     N/A
  End of Period                                   0.866   0.823   0.666   1.034   1.290   1.420   1.333     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        664     737     913   1,218   1,572   1,594   1,216     N/A     N/A

PIONEER HIGH YIELD VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.510   1.153   1.187   1.032   1.000     N/A     N/A     N/A     N/A
  End of Period                                   1.608   1.510   1.153   1.187   1.032     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        126     101      95      63      27     N/A     N/A     N/A     N/A

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
Unit Value:
  Beginning of Period                             0.923   0.720   0.842   1.120   1.466   1.029   1.080   1.044   1.000
  End of Period                                   1.080   0.923   0.720   0.842   1.120   1.466   1.029   1.080   1.044
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        282     287     336     531     664     613     582     347      58

                                                                         YEAR ENDED DECEMBER 31ST
                                                 ----------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996
-----------                                      ----------------------------------------------------------------------
PIONEER MID CAP VALUE VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.941   1.432   1.636   1.558   1.339   1.201   1.268   1.031   1.000
  End of Period                                   2.337   1.941   1.432   1.636   1.558   1.339   1.201   1.268   1.031
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        629     757     831   1,074   1,040   1,052   1,069     615     166

PIONEER MONEY MARKET VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.166   1.176   1.178   1.156   1.109   1.077   1.044   1.011   1.000
  End of Period                                   1.157   1.166   1.176   1.178   1.156   1.109   1.077   1.044   1.011
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        278     403     699     707     332     346     306      98     309

PIONEER REAL ESTATE SHARES VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.981   1.491   1.475   1.387   1.086   1.150   1.435   1.201   1.000
  End of Period                                   2.651   1.981   1.491   1.475   1.387   1.086   1.150   1.435   1.201
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         76      90     104      66      64      52      97      75      20

PIONEER SMALL CAP VALUE VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.213   0.908   1.085   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   1.437   1.213   0.908   1.085     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         71      76      46       2     N/A     N/A     N/A     N/A     N/A

PIONEER SMALL COMPANY VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.098   0.889   1.083   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   1.227   1.098   0.889   1.083     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         27      11      13      72     N/A     N/A     N/A     N/A     N/A

                                                                         YEAR ENDED DECEMBER 31ST
                                                 ----------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996
-----------                                      ----------------------------------------------------------------------
PIONEER STRATEGIC INCOME VCT PORTFOLIO
Unit Value:
  Beginning of Period                             1.429   1.195   1.095   1.039   1.008   1.000     N/A     N/A     N/A
  End of Period                                   1.553   1.429   1.195   1.095   1.039   1.008     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         50      74      65      31       3       2     N/A     N/A     N/A

AIM V.I. AGGRESSIVE GROWTH FUND
Unit Value:
  Beginning of Period                             0.716   0.573   0.752   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                                   0.790   0.716   0.573   0.752     N/A     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                          0       5       7       2     N/A     N/A     N/A     N/A     N/A

AIM V.I. CAPITAL APPRECIATION FUND
Unit Value:
  Beginning of Period                             0.600   0.469   0.629   0.832   1.000     N/A     N/A     N/A     N/A
  End of Period                                   0.630   0.600   0.469   0.629   0.832     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        314      36     102     797     768     N/A     N/A     N/A     N/A

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO
Unit Value:
  Beginning of Period                             0.386   0.272   0.475   0.646   1.000     N/A     N/A     N/A     N/A
  End of Period                                   0.400   0.386   0.272   0.475   0.646     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         36      60     108     137     149     N/A     N/A     N/A     N/A

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period                             0.531   0.436   0.640   0.786   1.000     N/A     N/A     N/A     N/A
  End of Period                                   0.567   0.531   0.436   0.640   0.786     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                        108     103     106     196     230     N/A     N/A     N/A     N/A

                                                                         YEAR ENDED DECEMBER 31ST
                                                 ----------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996
-----------                                      ----------------------------------------------------------------------
DELAWARE VIP GROWTH OPPORTUNITIES SERIES
Unit Value:
  Beginning of Period                             0.706   0.509   0.689   0.831   1.000     N/A     N/A     N/A     N/A
  End of Period                                   0.781   0.706   0.509   0.689   0.831     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         17      24      27      61      66     N/A     N/A     N/A     N/A

DELAWARE VIP SELECT GROWTH SERIES
Unit Value:
  Beginning of Period                             0.540   0.393   0.592   0.789   1.000     N/A     N/A     N/A     N/A
  End of Period                                   0.575   0.540   0.393   0.592   0.789     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         13      13      17      12      15     N/A     N/A     N/A     N/A

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES
  FUND
Unit Value:
  Beginning of Period                             0.661   0.489   0.695   0.832   1.000     N/A     N/A     N/A     N/A
  End of Period                                   0.727   0.661   0.489   0.695   0.832     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         91      86      78      83      50     N/A     N/A     N/A     N/A

FT VIP TEMPLETON FOREIGN SECURITIES FUND
Unit Value:
  Beginning of Period                             1.077   0.826   0.925   0.964   1.000     N/A     N/A     N/A     N/A
  End of Period                                   1.259   1.077   0.826   0.925   0.964     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         20      12       7      18      16     N/A     N/A     N/A     N/A

FT VIP TEMPLETON GLOBAL ASSET ALLOCATION FUND
Unit Value:
  Beginning of Period                             1.088   0.836   0.887   0.999   1.000     N/A     N/A     N/A     N/A
  End of Period                                   1.241   1.088   0.836   0.887   0.999     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                          0       6      65      66      71     N/A     N/A     N/A     N/A

                                                                         YEAR ENDED DECEMBER 31ST
                                                 ----------------------------------------------------------------------
SUB-ACCOUNT                                       2004    2003    2002    2001    2000    1999    1998    1997    1996
-----------                                      ----------------------------------------------------------------------
VAN KAMPEN LIT EMERGING GROWTH PORTFOLIO
Unit Value:
  Beginning of Period                             0.449   0.357   0.537   0.795   1.000     N/A     N/A     N/A     N/A
  End of Period                                   0.473   0.449   0.357   0.537   0.795     N/A     N/A     N/A     N/A
  Number of Units Outstanding at End of Period
    of Period (in thousands)                         90      93     101      95      70     N/A     N/A     N/A     N/A

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                     FLEXIBLE PAYMENT DEFERRED VARIABLE AND
                     FIXED ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-P

                INVESTING IN SHARES OF THE UNDERLYING PORTFOLIOS


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PIONEER VISION PROSPECTUS OF SEPARATE ACCOUNT VA-P DATED APRIL 29, 2005 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-688-9915.


                              DATED APRIL 29, 2005

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                              3

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY               4

SERVICES                                                                     4

UNDERWRITERS                                                                 5

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                   5

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                  7

DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP)
RIDER                                                                        7

PERFORMANCE INFORMATION                                                     10

FINANCIAL STATEMENTS                                                       F-1

                         GENERAL INFORMATION AND HISTORY

Separate Account VA-P (the "Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the "Company") authorized by vote of its Board of Directors on October 27, 1994. The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2004, the Company and its subsidiaries had over $17.1 billion in assets and over $23.5 billion of life insurance in force.


Several Sub-Accounts of the Variable Account are available under the Pioneer Vision 2 contract (the "Contract") and Pioneer Vision contract (3023-95), a predecessor contract. (Pioneer Vision 2 and Pioneer Vision - 3023-95 are referred to collectively as "the contracts.") Each Sub-Account invests exclusively in shares of one of the following portfolios:

PIONEER VARIABLE CONTRACTS TRUST
Pioneer America Income VCT Portfolio
Pioneer Balanced VCT Portfolio
Pioneer Emerging Markets VCT Portfolio
Pioneer Equity Income VCT Portfolio
Pioneer Europe VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer International Value VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Money Market VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Small Cap Value VCT Portfolio
Pioneer Small Company VCT Portfolio
Pioneer Strategic Income VCT Portfolio

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Aggressive Growth Fund
AIM V.I. Capital Appreciation Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS B)

AllianceBernstein Global Technology Portfolio
AllianceBernstein Large Cap Growth Portfolio


DELAWARE VIP TRUST (SERVICE CLASS)
Delaware VIP Growth Opportunities Series
Delaware VIP Select Growth Series

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
(CLASS 2)

FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Templeton Foreign Securities Fund
FT VIP Templeton Global Asset Allocation Fund


VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Emerging Growth Portfolio

                     TAXATION OF THE CONTRACTS, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the contracts or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio, and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the financial statements of Separate Account VA-P of the Company as of December 31, 2004 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                                  UNDERWRITERS

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of Allmerica Financial, acts as the principal underwriter and general distributor of the Contract. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VeraVest is located at 440 Lincoln Street, Worcester, MA 01653. The Contracts were sold by agents of Allmerica Financial who were registered representatives of VeraVest or by certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts. As of the date of this Prospectus, the Company has effectively ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.

The Company paid commissions, not to exceed 7.0% of initial purchase payments, to entities which sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account, in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to VeraVest for sales of all contracts funded by Separate Account VA-P (including contracts not described in the Prospectus) for the years 2002, 2003 and 2004 were $7,338,458.30, $215,304.10 and $93,269.98.

No commissions were retained by VeraVest Investments Inc. for sales of all contracts funded by Separate Account VA-P (including contracts not described in the Prospectus) for the years 2002, 2003 and 2004.


           ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the contracts is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period                          $  1.135000

(2)  Value of Assets -- Beginning of Valuation Period                              $ 5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses                 $     1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)       0.000335

(5)  Annual Charge (one-day equivalent of 1.40% per annum)                            0.000039

(6)  Net Investment Rate (4) - (5)                                                    0.000296

(7)  Net Investment Factor 1.000000 + (6)                                             1.000296

(8)  Accumulation Unit Value -- Current Period (1) x (7)                           $  1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed interest rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was 1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable fixed period certain annuity options and commutable variable period certain options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units on which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.




           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

To the extent permitted by law, the Company reserves the right to offer an Enhanced Automatic Transfer (Dollar Cost Averaging) Program from time to time. If an Owner elects automatic transfers while the enhanced program is in effect, the Company will credit an enhanced interest rate to eligible payments made to the Enhanced Automatic Transfer Program. Eligible payments:

     -    must be new payments to the Contract, including the initial payment,

     - must be allocated to the Fixed Account, which will be the source account,

     - must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

     -    will receive the enhanced rate while they remain in the Fixed Account.

Any new eligible payments made to an existing Enhanced Automatic Transfer program will start a new Enhanced Automatic Transfer program. In this case, the following rules apply:

     - The money remaining in the Fixed Account from the original program will be combined with the new eligible payment to determine the new monthly transfer amount.

     - The new monthly transfer amount will be transferred out of the Fixed Account in accordance with the allocation instructions specified for the new payment. If no allocation instructions are specified with the new eligible payment, the allocation instructions for the original eligible payment will be used. The new monthly transfer amount will be transferred out of the Fixed Account on a LIFO (last-in, first-out basis) to the selected Sub-Accounts on the date designated for the new eligible payment.

     - A new enhanced interest rate may be applied to the new eligible payment, while the money remaining in the Fixed Account from the original program will continue to receive the enhanced rate in effect at the time the older payment was received.

     DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

 (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

 (b) the Accumulated Value on the effective date of the Rider compounded daily at an effective annual yield of 5% plus gross payments made thereafter compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

 (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment if applicable and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

EXERCISING THE M-GAP RIDER.

- The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

- The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided in "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS" under DESCRIPTION OF THE CONTRACT in the Prospectus.

- The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" (see THE VARIABLE ANNUITY POLICIES).

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With 120 Monthly Payments Guaranteed. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                             MINIMUM
                CONTRACT      MINIMUM        GUARANTEED
                ANNIVERSARY   GUARANTEED     ANNUAL
                AT EXERCISE   BENEFIT BASE   INCOME(1)
                -----------   ------------   ----------
                10            $  162,889     $  12,153
                15            $  207,892     $  17,695

(1)Other fixed annuity options involving a life contingency other than Life Annuity With 120 Monthly Payments Guaranteed are available. See "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS."

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under PERFORMANCE INFORMATION. In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total Return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

Total return data, however, may be advertised based on the period of time that the underlying Sub-Accounts and the Underlying Portfolios have been in existence. The results for any period prior to the Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

              P(1 + T) (TO THE POWER OF n) =   ERV

              Where:  P    =   a hypothetical initial payment to the Variable
                               Account of $1,000

                      T    =   average annual total return

                      n    =   number of years

                    ERV    =   the ending redeemable value of the $1,000 payment
                               at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

                     CONTRACT FORM A3023-95 (PIONEER VISION)
                      (NO GUARANTEE PERIOD ACCOUNT OPTIONS)

               YEARS FROM DATE OF      CHARGE AS PERCENTAGE OF
               PAYMENT TO DATE OF       NEW PURCHASE PAYMENTS
                  WITHDRAWAL                 WITHDRAWN*
                  ----------                 ----------
                  Less than 3                     7%
                  Less than 4                     6%
                  Less than 5                     5%
                  Less than 6                     4%
                  Less than 7                     3%
                   Thereafter                     0%

                   CONTRACT FORM A3025-96 (PIONEER VISION II)
                     (WITH GUARANTEE PERIOD ACCOUNT OPTIONS)

                                      CHARGE AS PERCENTAGE OF
                        YEARS FROM          NEW PAYMENTS
                     DATE OF PAYMENT         WITHDRAWN
                     ---------------         ---------
                       Less than 1               7%
                       Less than 2               6%
                       Less than 3               5%
                       Less than 4               4%
                       Less than 5               3%
                       Less than 6               2%
                       Less than 7               1%
                        Thereafter               0%

* Subject to the maximum limit described in the Prospectus.

No surrender charge is deducted upon expiration of the periods specified above. In all Contract years, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

              P(1 + T) (TO THE POWER OF n) =   EV

              Where:  P    =   a hypothetical initial payment to the Variable
                               Account of $1,000

                      T    =   average annual total return

                      n    =   number of years

                     EV    =   the ending value of the $1,000 payment at the
                               end of the specified period.

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.

PERFORMANCE TABLES. Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the $30 annual Contract fee, the Underlying Portfolio charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any rider charge.

Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as that in Tables 1A and 1B, respectively; however, the period of time is based on the Underlying Portfolio's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Portfolio was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

                            PIONEER VISION 2 CONTRACT

                                    TABLE 1A
             AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS

                            ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                  FOR YEAR                       SINCE
                                                                 SUB-ACCOUNT        ENDED                    INCEPTION OF
                                                               INCEPTION DATE     12/31/04       5 YEARS      SUB-ACCOUNT
                                                               ---------------   ----------    ----------   ---------------
Pioneer America Income VCT Portfolio                                 5/7/95        -4.22%         4.61%          3.99%
Pioneer Balanced VCT Portfolio                                       4/9/95        -3.00%         0.34%          5.04%
Pioneer Emerging Markets VCT Portfolio                             10/30/98        10.25%         0.55%         11.31%
Pioneer Equity Income VCT Portfolio                                  3/5/95         7.52%         2.67%         10.13%
Pioneer Europe VCT Portfolio                                       10/30/98         9.76%        -6.12%         -0.12%
Pioneer Fund VCT Portfolio                                         10/31/97         2.74%        -2.33%          4.46%
Pioneer Growth Shares VCT Portfolio                                10/31/97        -1.32%       -10.36%         -2.34%
Pioneer High Yield VCT Portfolio                                     5/1/00         0.10%          N/A          10.21%
Pioneer International Value VCT Portfolio                           3/29/95         9.89%        -6.74%          1.69%
Pioneer Mid Cap Value VCT Portfolio                                  3/2/95        13.05%        11.09%         11.40%
Pioneer Money Market VCT Portfolio                                   3/5/95        -6.74%         0.27%          1.94%
Pioneer Real Estate Shares VCT Growth Portfolio                      3/7/95        26.71%        19.14%         13.17%
Pioneer Small Cap Value VCT Portfolio                               11/8/01        11.45%          N/A          11.19%
Pioneer Small Company VCT Portfolio                                 1/19/01         5.12%          N/A           4.42%
Pioneer Strategic Income VCT Portfolio                              7/29/99         2.20%         8.59%          8.04%
AIM V.I. Aggressive Growth Fund                                     1/19/01         3.67%          N/A          -6.63%
AIM V.I. Capital Appreciation Fund                                   5/1/00        -1.18%          N/A         -10.02%
AllianceBernstein Global Technology Portfolio                        5/1/00        -2.60%          N/A         -18.39%
AllianceBernstein Large Cap Growth Portfolio                         5/1/00         0.38%          N/A         -12.09%
Delaware VIP Growth Opportunities Series                             5/1/00         3.95%          N/A          -5.73%
Delaware VIP Select Growth Series                                    5/1/00         0.23%          N/A         -11.71%
FT VIP Franklin Small-Mid Cap Growth Securities Fund                 5/1/00         3.32%          N/A          -7.20%
FT VIP Templeton Foreign Securities Fund                             5/1/00         9.90%          N/A           4.50%
FT VIP Templeton Global Asset Allocation Fund                        5/1/00         7.30%          N/A           4.18%
Van Kampen LIT Emerging Growth Portfolio                             5/1/00        -0.81%          N/A         -15.42%

                                    TABLE 1B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNT
         (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)


                                                                                  FOR YEAR                       SINCE
                                                                 SUB-ACCOUNT        ENDED                    INCEPTION OF
                                                               INCEPTION DATE     12/31/04      5 YEARS       SUB-ACCOUNT
                                                               ---------------   ----------    ----------   ---------------
Pioneer America Income VCT Portfolio                                 5/7/95         1.97%         5.20%           4.09%
Pioneer Balanced VCT Portfolio                                       4/9/95         3.32%         1.06%           5.23%
Pioneer Emerging Markets VCT Portfolio                             10/30/98        17.27%         1.14%          11.45%
Pioneer Equity Income VCT Portfolio                                  3/5/95        14.76%         3.65%          10.45%
Pioneer Europe VCT Portfolio                                       10/30/98        16.83%        -5.55%           0.11%
Pioneer Fund VCT Portfolio                                         10/31/97         9.70%        -1.28%           4.83%
Pioneer Growth Shares VCT Portfolio                                10/31/97         5.22%        -9.43%          -2.00%
Pioneer High Yield VCT Portfolio                                     5/1/00         6.52%          N/A           10.72%
Pioneer International Value VCT Portfolio                           3/29/95        17.05%        -5.92%           1.98%
Pioneer Mid Cap Value VCT Portfolio                                  3/2/95        20.41%        11.79%          11.73%
Pioneer Money Market VCT Portfolio                                   3/5/95        -0.76%         0.86%           2.01%
Pioneer Real Estate Shares VCT Growth Portfolio                      3/7/95        33.84%        19.53%          13.33%
Pioneer Small Cap Value VCT Portfolio                               11/8/01        18.48%          N/A           12.22%
Pioneer Small Company VCT Portfolio                                 1/19/01        11.79%          N/A            5.32%
Pioneer Strategic Income VCT Portfolio                              7/29/99         8.70%         9.03%           8.32%
AIM V.I. Aggressive Growth Fund                                     1/19/01        10.24%          N/A           -5.80%
AIM V.I. Capital Appreciation Fund                                   5/1/00         5.13%          N/A           -9.41%
AllianceBernstein Global Technology Portfolio                        5/1/00         3.62%          N/A          -17.80%
AllianceBernstein Large Cap Growth Portfolio                         5/1/00         6.83%          N/A          -11.44%
Delaware VIP Growth Opportunities Series                             5/1/00        10.56%          N/A           -5.16%
Delaware VIP Select Growth Series                                    5/1/00         6.61%          N/A          -11.16%
FT VIP Franklin Small-Mid Cap Growth Securities Fund                 5/1/00         9.91%          N/A           -6.60%
FT VIP Templeton Foreign Securities Fund                             5/1/00        16.87%          N/A            5.05%
FT VIP Templeton Global Asset Allocation Fund                        5/1/00        14.10%          N/A            4.74%
Van Kampen LIT Emerging Growth Portfolio                             5/1/00         5.54%          N/A          -14.80%

                                    TABLE 2A
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                            10 YEARS OR SINCE
                                                                  UNDERLYING      FOR YEAR                    INCEPTION OF
                                                                  PORTFOLIO         ENDED                       UNDERLYING
                                                               INCEPTION DATE     12/31/04       5 YEARS    PORTFOLIO IF LESS
                                                               ---------------   ----------    ----------   -----------------
Pioneer America Income VCT Portfolio                                 3/1/95        -4.22%          4.61%          3.92%
Pioneer Balanced VCT Portfolio                                       3/1/95        -3.00%          0.34%          5.36%
Pioneer Emerging Markets VCT Portfolio                             10/30/98        10.25%          0.55%         11.31%
Pioneer Equity Income VCT Portfolio                                  3/1/95         7.52%          2.67%         10.11%
Pioneer Europe VCT Portfolio                                       10/30/98         9.76%         -6.12%         -0.12%
Pioneer Fund VCT Portfolio                                         10/31/97         2.74%         -2.33%          4.46%
Pioneer Growth Shares VCT Portfolio                                10/31/97        -1.32%        -10.36%         -2.34%
Pioneer High Yield VCT Portfolio                                     5/1/00         0.10%           N/A          10.21%
Pioneer International Value VCT Portfolio                            3/1/95         9.89%         -6.74%          1.65%
Pioneer Mid Cap Value VCT Portfolio                                  3/1/95        13.05%         11.09%         11.39%
Pioneer Money Market VCT Portfolio                                   3/1/95        -6.74%          0.27%          1.94%
Pioneer Real Estate Shares VCT Growth Portfolio                      3/1/95        26.71%         19.14%         13.15%
Pioneer Small Cap Value VCT Portfolio                               11/8/01        11.45%           N/A          11.19%
Pioneer Small Company VCT Portfolio                                 1/19/01         5.12%           N/A           4.42%
Pioneer Strategic Income VCT Portfolio                              7/29/99         2.20%          8.59%          8.04%
AIM V.I. Aggressive Growth Fund                                      5/1/98         3.67%         -5.48%          1.09%
AIM V.I. Capital Appreciation Fund                                   5/5/93        -1.18%         -8.39%          6.84%
AllianceBernstein Global Technology Portfolio*                      1/11/96        -2.60%        -14.25%          4.73%
AllianceBernstein Large Cap Growth Portfolio*                       6/26/92         0.38%        -10.54%          9.76%
Delaware VIP Growth Opportunities Series *                          7/12/91         3.95%         -3.80%          9.96%
Delaware VIP Select Growth Series*                                   5/3/99         0.23%        -11.58%         -4.47%
FT VIP Franklin Small-Mid Cap Growth Securities
   Fund*                                                            11/1/95         3.32%         -6.54%          8.35%
FT VIP Templeton Foreign Securities Fund*                            5/1/96         9.90%          4.43%          4.42%
FT VIP Templeton Global Asset Allocation
   Fund*                                                            8/24/88         7.30%          3.63%          9.58%
Van Kampen LIT Emerging Growth Portfolio                             7/3/95        -0.81%        -12.57%          9.11%


* These portfolios include a charge for 12b-1 fees. These hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                                    TABLE 2B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                     SINCE INCEPTION OF UNDERLYING PORTFOLIO
         (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)


                                                                                                            10 YEARS OR SINCE
                                                                  UNDERLYING      FOR YEAR                    INCEPTION OF
                                                                   PORTFOLIO        ENDED                       UNDERLYING
                                                                INCEPTION DATE    12/31/04       5 YEARS    PORTFOLIO IF LESS
                                                               ---------------   ----------    ----------   -----------------
Pioneer America Income VCT Portfolio                                 3/1/95         1.97%          5.20%           4.02%
Pioneer Balanced VCT Portfolio                                       3/1/95         3.32%          1.06%           5.55%
Pioneer Emerging Markets VCT Portfolio                             10/30/98        17.27%          1.14%          11.45%
Pioneer Equity Income VCT Portfolio                                  3/1/95        14.76%          3.65%          10.43%
Pioneer Europe VCT Portfolio                                       10/30/98        16.83%         -5.55%           0.11%
Pioneer Fund VCT Portfolio                                         10/31/97         9.70%         -1.28%           4.83%
Pioneer Growth Shares VCT Portfolio                                10/31/97         5.22%         -9.43%          -2.00%
Pioneer High Yield VCT Portfolio                                     5/1/00         6.52%           N/A           10.72%
Pioneer International Value VCT Portfolio                            3/1/95        17.05%         -5.92%           1.95%
Pioneer Mid Cap Value VCT Portfolio                                  3/1/95        20.41%         11.79%          11.73%
Pioneer Money Market VCT Portfolio                                   3/1/95        -0.76%          0.86%           2.01%
Pioneer Real Estate Shares VCT Growth Portfolio                      3/1/95        33.84%         19.53%          13.30%
Pioneer Small Cap Value VCT Portfolio                               11/8/01        18.48%           N/A           12.22%
Pioneer Small Company VCT Portfolio                                 1/19/01        11.79%           N/A            5.32%
Pioneer Strategic Income VCT Portfolio                              7/29/99         8.70%          9.03%           8.32%
AIM V.I. Aggressive Growth Fund                                      5/1/98        10.24%         -4.99%           1.22%
AIM V.I. Capital Appreciation Fund                                   5/5/93         5.13%         -7.82%           6.86%
AllianceBernstein Global Technology Portfolio*                      1/11/96         3.62%        -13.71%           4.75%
AllianceBernstein Large Cap Growth Portfolio*                       6/26/92         6.83%         -9.95%           9.78%
DGPF Growth Opportunities Series *                                  7/12/91        10.56%         -3.27%           9.97%
DGPF Select Growth Series*                                           5/3/99         6.61%        -11.06%          -4.14%
FT VIP Franklin Small-Mid Cap Growth Securities
Fund*                                                               11/1/95         9.91%         -5.98%           8.37%
FT VIP Templeton Foreign Securities Fund*                            5/1/96        16.87%          4.94%           4.43%
FT VIP Templeton Global Asset Allocation
   Fund*                                                            8/24/88        14.10%          4.15%           9.59%
Van Kampen LIT Emerging Growth Portfolio                             7/3/95         5.54%        -12.00%           9.13%


* These portfolios include a charge for 12b-1 fees. These hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolios rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

                       PIONEER VISION CONTRACT (A3023-95)

                                    TABLE 1A
                       TOTAL ANNUAL RETURNS OF SUB-ACCOUNT

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                  FOR YEAR                        SINCE
                                                                 SUB-ACCOUNT        ENDED                     INCEPTION OF
                                                               INCEPTION DATE     12/31/04       5 YEARS       SUB-ACCOUNT
                                                               ---------------   ----------    ----------   -----------------
Pioneer America Income VCT Portfolio                                 5/7/95        -4.57%         4.28%            3.99%
Pioneer Balanced VCT Portfolio                                       4/9/95        -3.37%        -0.09%            5.05%
Pioneer Emerging Markets VCT Portfolio                             10/30/98        10.22%         0.15%           11.12%
Pioneer Equity Income VCT Portfolio                                  3/5/95         7.32%         2.26%           10.12%
Pioneer Europe VCT Portfolio                                       10/30/98         9.76%        -6.52%           -0.42%
Pioneer Fund VCT Portfolio                                         10/31/97         2.36%        -2.68%            4.45%
Pioneer Growth Shares VCT Portfolio                                10/31/97        -1.69%       -10.73%           -2.34%
Pioneer High Yield VCT Portfolio                                     5/1/00        -0.28%          N/A             9.90%
Pioneer International Value VCT Portfolio                           3/29/95         9.85%        -7.17%            1.69%
Pioneer Mid Cap Value VCT Portfolio                                  3/2/95        13.05%        10.78%           11.39%
Pioneer Money Market VCT Portfolio                                   3/5/95        -7.09%        -0.12%            1.94%
Pioneer Real Estate Shares VCT Growth Portfolio                      3/7/95        26.71%        18.91%           13.16%
Pioneer Small Cap Value VCT Portfolio                               11/8/01        11.45%          N/A            10.67%
Pioneer Small Company VCT Portfolio                                 1/19/01         4.77%          N/A             3.98%
Pioneer Strategic Income VCT Portfolio                              7/29/99         1.82%         8.59%            7.77%
AIM V.I. Aggressive Growth Fund                                     1/19/01         3.29%          N/A            -7.12%
AIM V.I. Capital Appreciation Fund                                   5/1/00        -1.55%          N/A           -10.41%
AllianceBernstein Global Technology Portfolio                        5/1/00        -2.97%          N/A           -18.71%
AllianceBernstein Large Cap Growth Portfolio                         5/1/00         0.01%          N/A           -12.47%
Delaware VIP Growth Opportunities Series                             5/1/00         3.56%          N/A            -6.13%
Delaware VIP Select Growth Series                                    5/1/00        -0.14%          N/A           -12.09%
FT VIP Franklin Small-Mid Cap Growth Securities Fund                 5/1/00         2.93%          N/A            -7.60%
FT VIP Templeton Foreign Securities Fund                             5/1/00         9.86%          N/A             4.13%
FT VIP Templeton Global Asset Allocation Fund                        5/1/00         7.09%          N/A             3.81%
Van Kampen LIT Emerging Growth Portfolio                             5/1/00        -1.18%          N/A           -15.78%

                                    TABLE 1B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                         SINCE INCEPTION OF SUB-ACCOUNT
         (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)


                                                                                  FOR YEAR                        SINCE
                                                                 SUB-ACCOUNT        ENDED                     INCEPTION OF
                                                               INCEPTION DATE     12/31/04       5 YEARS       SUB-ACCOUNT
                                                               ---------------   ----------    ----------   -----------------
Pioneer America Income VCT Portfolio                                 5/7/95         1.97%         5.20%            4.09%
Pioneer Balanced VCT Portfolio                                       4/9/95         3.32%         1.06%            5.23%
Pioneer Emerging Markets VCT Portfolio                             10/30/98        17.27%         1.14%           11.45%
Pioneer Equity Income VCT Portfolio                                  3/5/95        14.76%         3.65%           10.45%
Pioneer Europe VCT Portfolio                                       10/30/98        16.83%        -5.55%            0.11%
Pioneer Fund VCT Portfolio                                         10/31/97         9.70%        -1.28%            4.83%
Pioneer Growth Shares VCT Portfolio                                10/31/97         5.22%        -9.43%           -2.00%
Pioneer High Yield VCT Portfolio                                     5/1/00         6.52%          N/A            10.72%
Pioneer International Value VCT Portfolio                           3/29/95        17.05%        -5.92%            1.98%
Pioneer Mid Cap Value VCT Portfolio                                  3/2/95        20.41%        11.79%           11.73%
Pioneer Money Market VCT Portfolio                                   3/5/95        -0.76%         0.86%            2.01%
Pioneer Real Estate Shares VCT Growth Portfolio                      3/7/95        33.84%        19.53%           13.33%
Pioneer Small Cap Value VCT Portfolio                               11/8/01        18.48%          N/A            12.22%
Pioneer Small Company VCT Portfolio                                 1/19/01        11.79%          N/A             5.32%
Pioneer Strategic Income VCT Portfolio                              7/29/99         8.70%         9.03%            8.32%
AIM V.I. Aggressive Growth Fund                                     1/19/01        10.24%          N/A            -5.80%
AIM V.I. Capital Appreciation Fund                                   5/1/00         5.13%          N/A            -9.41%
AllianceBernstein Global Technology Portfolio                        5/1/00         3.62%          N/A           -17.80%
AllianceBernstein Large Cap Growth Portfolio                         5/1/00         6.83%          N/A           -11.44%
Delaware VIP Growth Opportunities Series                             5/1/00        10.56%          N/A            -5.16%
Delaware VIP Select Growth Series                                    5/1/00         6.61%          N/A           -11.16%
FT VIP Franklin Small-Mid Cap Growth Securities Fund                 5/1/00         9.91%          N/A            -6.60%
FT VIP Templeton Foreign Securities Fund                             5/1/00        16.87%          N/A             5.05%
FT VIP Templeton Global Asset Allocation Fund                        5/1/00        14.10%          N/A             4.74%
Van Kampen LIT Emerging Growth Portfolio                             5/1/00         5.54%          N/A           -14.80%

                                    TABLE 2A
                              TOTAL ANNUAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                                                            10 YEARS OR SINCE
                                                                   UNDERLYING     FOR YEAR                    INCEPTION OF
                                                                   PORTFOLIO        ENDED                       UNDERLYING
                                                                INCEPTION DATE    12/31/04       5 YEARS    PORTFOLIO IF LESS
                                                               ---------------   ----------    ----------   -----------------
Pioneer America Income VCT Portfolio                                 3/1/95        -4.57%         4.28%           3.86%
Pioneer Balanced VCT Portfolio                                       3/1/95        -3.37%        -0.09%           5.27%
Pioneer Emerging Markets VCT Portfolio                             10/30/98        10.22%         0.15%          11.12%
Pioneer Equity Income VCT Portfolio                                  3/1/95         7.32%         2.26%          10.10%
Pioneer Europe VCT Portfolio                                       10/30/98         9.76%        -6.52%          -0.42%
Pioneer Fund VCT Portfolio                                         10/31/97         2.36%        -2.68%           4.45%
Pioneer Growth Shares VCT Portfolio                                10/31/97        -1.69%       -10.73%          -2.34%
Pioneer High Yield VCT Portfolio                                     5/1/00        -0.28%          N/A            9.90%
Pioneer International Value VCT Portfolio                            3/1/95         9.85%        -7.17%           1.65%
Pioneer Mid Cap Value VCT Portfolio                                  3/1/95        13.05%        10.78%          11.38%
Pioneer Money Market VCT Portfolio                                   3/1/95        -7.09%        -0.12%           1.94%
Pioneer Real Estate Shares VCT Growth Portfolio                      3/1/95        26.71%        18.91%          13.14%
Pioneer Small Cap Value VCT Portfolio                               11/8/01        11.45%          N/A           10.67%
Pioneer Small Company VCT Portfolio                                 1/19/01         4.77%          N/A            3.98%
Pioneer Strategic Income VCT Portfolio                              7/29/99         1.82%         8.59%           7.77%
AIM V.I. Aggressive Growth Fund                                      5/1/98         3.29%        -5.88%           0.80%
AIM V.I. Capital Appreciation Fund                                   5/5/93        -1.55%        -8.76%           6.84%
AllianceBernstein Global Technology Portfolio*                      1/11/96        -2.97%       -14.59%           4.73%
AllianceBernstein Large Cap Growth Portfolio*                       6/26/92         0.01%       -10.90%           9.76%
Delaware VIP Growth Opportunities Series *                          7/12/91         3.56%        -4.19%           9.96%
Delaware VIP Select Growth Series*                                   5/3/99        -0.14%       -11.94%          -4.80%
FT VIP Franklin Small-Mid Cap Growth Securities
Fund*                                                               11/1/95         2.93%        -6.90%           8.35%
FT VIP Templeton Foreign Securities Fund*                            5/1/96         9.86%         4.09%           4.42%
FT VIP Templeton Global Asset Allocation Fund*                      8/24/88         7.09%         3.28%           9.58%
Van Kampen LIT Emerging Growth Portfolio                             7/3/95        -1.18%       -12.92%           9.11%


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio and rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These portfolios include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

                                    TABLE 2B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2004

                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
         (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)


                                                                                                               10 YEARS OR
                                                                  UNDERLYING      FOR YEAR                   SINCE INCEPTION
                                                                  PORTFOLIO         ENDED                     OF UNDERLYING
                                                                INCEPTION DATE    12/31/04       5 YEARS    PORTFOLIO IF LESS
                                                               ---------------   ----------    ----------   -----------------
Pioneer America Income VCT Portfolio                                 3/1/95         1.97%          5.20%            4.02%
Pioneer Balanced VCT Portfolio                                       3/1/95         3.32%          1.06%            5.55%
Pioneer Emerging Markets VCT Portfolio                             10/30/98        17.27%          1.14%           11.45%
Pioneer Equity Income VCT Portfolio                                  3/1/95        14.76%          3.65%           10.43%
Pioneer Europe VCT Portfolio                                       10/30/98        16.83%         -5.55%            0.11%
Pioneer Fund VCT Portfolio                                         10/31/97         9.70%         -1.28%            4.83%
Pioneer Growth Shares VCT Portfolio                                10/31/97         5.22%         -9.43%           -2.00%
Pioneer High Yield VCT Portfolio                                     5/1/00         6.52%           N/A            10.72%
Pioneer International Value VCT Portfolio                            3/1/95        17.05%         -5.92%            1.95%
Pioneer Mid Cap Value VCT Portfolio                                  3/1/95        20.41%         11.79%           11.73%
Pioneer Money Market VCT Portfolio                                   3/1/95        -0.76%          0.86%            2.01%
Pioneer Real Estate Shares VCT Growth Portfolio                      3/1/95        33.84%         19.53%           13.30%
Pioneer Small Cap Value VCT Portfolio                               11/8/01        18.48%           N/A            12.22%
Pioneer Small Company VCT Portfolio                                 1/19/01        11.79%           N/A             5.32%
Pioneer Strategic Income VCT Portfolio                              7/29/99         8.70%          9.03%            8.32%
AIM V.I. Aggressive Growth Fund                                      5/1/98        10.24%         -4.99%            1.22%
AIM V.I. Capital Appreciation Fund                                   5/5/93         5.13%         -7.82%            6.86%
AllianceBernstein Global Technology Portfolio*                      1/11/96         3.62%        -13.71%            4.75%
AllianceBernstein Large Cap Growth Portfolio*                       6/26/92         6.83%         -9.95%            9.78%
Delaware VIP Growth Opportunities Series *                          7/12/91        10.56%         -3.27%            9.97%
Delaware VIP Select Growth Series*                                   5/3/99         6.61%        -11.06%           -4.14%
FT VIP Franklin Small-Mid Cap Growth Securities Fund*               11/1/95         9.91%         -5.98%            8.37%
FT VIP Templeton Foreign Securities Fund*                            5/1/96        16.87%          4.94%            4.43%
FT VIP Templeton Global Asset Allocation Fund*                      8/24/88        14.10%          4.15%            9.59%
Van Kampen LIT Emerging Growth Portfolio                             7/3/95         5.54%        -12.00%            9.13%


(1) Many of the Underlying Portfolios in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Portfolio rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Portfolio since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These portfolios include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

YIELD AND EFFECTIVE YIELD -- THE PIONEER MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Pioneer Money Market Sub-Account for the seven-day period ended December 31, 2004:



                  Yield                               -0.03%
                  Effective Yield                     -0.03%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Pioneer Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

   Effective Yield = [(base period return + 1) (TO THE POWER OF (365/7))] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for Allmerica Financial Life Insurance and Annuity Company and for its Separate Account VA-P.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company and its subsidiaries at December 31, 2004, and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 4 to the consolidated financial statements, effective January 1, 2004 the Company adopted Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional
Long-Duration Contracts and for Separate Accounts.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
February 24, 2005

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements Of Income

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES

  Premiums                                                               $       39.5    $       41.9    $       48.1
  Universal life and investment product policy fees                             280.0           319.3           409.8
  Net investment income                                                         217.5           270.9           384.2
  Net realized investment gains (losses)                                          8.6            16.4          (137.7)
  Other income                                                                   40.2           121.1            97.7
                                                                         ------------    ------------    ------------
    Total revenues                                                              585.8           769.6           802.1
                                                                         ------------    ------------    ------------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and loss adjustment expenses                  231.1           265.2           485.6
  Policy acquisition expenses                                                   120.8           145.1           655.9
  Interest on trust instruments supported by funding obligations                 51.8            53.4            61.7
  Loss (gain) from retirement of trust instruments supported by
    funding obligations                                                           0.2            (5.7)         (102.6)
  Additional consideration received from sale of defined contribution
    business                                                                        -               -            (3.6)
  (Gain) loss from sale of universal life business                                  -            (5.5)           31.3
  Restructuring costs                                                             5.3            29.0            14.8
  Losses (gains) on derivative instruments                                        0.6            10.3           (40.3)
  Other operating expenses                                                      164.8           278.9           316.5
                                                                         ------------    ------------    ------------
    Total benefits, losses and expenses                                         574.6           770.7         1,419.3
                                                                         ------------    ------------    ------------
  Income (loss) before federal income taxes                                      11.2            (1.1)         (617.2)
                                                                         ------------    ------------    ------------

FEDERAL INCOME TAX BENEFIT
  Current                                                                       (80.5)            2.5           (28.5)
  Deferred                                                                       44.7           (19.9)         (215.3)
                                                                         ------------    ------------    ------------
    Total federal income tax benefit                                            (35.8)          (17.4)         (243.8)
                                                                         ------------    ------------    ------------

Income (loss) before cumulative effect of change in accounting
  principle                                                                      47.0            16.3          (373.4)

Cumulative effect of change in accounting principle                             (57.2)              -            (1.6)
                                                                         ------------    ------------    ------------
Net (loss) income                                                        $      (10.2)   $       16.3    $     (375.0)
                                                                         ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Balance Sheets

DECEMBER 31,                                                                           2004            2003
---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of $3,826.6 and $3,912.6)       $    3,976.1    $    4,080.1
    Equity securities at fair value (cost of $3.4 and $6.2)                                 5.6            10.3
    Mortgage loans                                                                         64.1           122.3
    Policy loans                                                                          256.4           268.0
    Other long-term investments                                                            54.7            80.0
                                                                                   ------------    ------------
      Total investments                                                                 4,356.9         4,560.7
                                                                                   ------------    ------------
  Cash and cash equivalents                                                               280.9           553.6
  Accrued investment income                                                                67.4            76.2
  Premiums, accounts and notes receivable, net                                              4.2             3.8
  Reinsurance receivable on paid and unpaid losses, benefits and
    unearned premiums                                                                     986.6         1,042.9
  Deferred policy acquisition costs                                                       694.1           894.6
  Deferred federal income taxes                                                           207.9           223.8
  Other assets                                                                            248.5           157.4
  Separate account assets                                                              10,455.0        11,835.4
                                                                                   ------------    ------------
      Total assets                                                                 $   17,301.5    $   19,348.4
                                                                                   ============    ============

LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                                                         $    3,462.3    $    3,556.8
    Outstanding claims and losses                                                         110.3           105.2
    Unearned premiums                                                                       3.4             3.5
    Contractholder deposit funds and other policy liabilities                             374.7           675.5
                                                                                   ------------    ------------
      Total policy liabilities and accruals                                             3,950.7         4,341.0
                                                                                   ------------    ------------
  Expenses and taxes payable                                                              645.4           764.7
  Reinsurance premiums payable                                                             12.3            12.1
  Trust instruments supported by funding obligations                                    1,126.0         1,200.3
  Separate account liabilities                                                         10,455.0        11,835.4
                                                                                   ------------    ------------
      Total liabilities                                                                16,189.4        18,153.5
                                                                                   ------------    ------------
  Commitments and contingencies (Notes 15 and 19)

SHAREHOLDER'S EQUITY
  Common stock, $1,000 par value, 10,000 shares authorized, 2,526
    shares issued and outstanding                                                           2.5             2.5
  Additional paid-in capital                                                            1,000.0         1,075.0
  Accumulated other comprehensive loss                                                    (21.1)          (23.5)
  Retained earnings                                                                       130.7           140.9
                                                                                   ------------    ------------
      Total shareholder's equity                                                        1,112.1         1,194.9
                                                                                   ------------    ------------
      Total liabilities and shareholder's equity                                   $   17,301.5    $   19,348.4
                                                                                   ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Shareholder's Equity

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
  Balance at beginning and end of year                                        $        2.5    $        2.5    $        2.5
                                                                              ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL
  Balance at beginning of year                                                     1,075.0         1,075.0           887.0
  Return of capital                                                                  (75.0)              -           188.0
                                                                              ------------    ------------    ------------
  Balance at end of year                                                           1,000.0         1,075.0         1,075.0
                                                                              ------------    ------------    ------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

  Net unrealized appreciation (depreciation) on investments and derivative instruments:
  Balance at beginning of year                                                         3.1            14.8            21.0
  Appreciation (depreciation) during the period:
    Net appreciation (depreciation) on available-for-sale securities and
      derivative instruments                                                          10.8           (17.9)           (9.6)
    (Provision) benefit for deferred federal income taxes                             (3.8)            6.2             3.4
                                                                              ------------    ------------    ------------
                                                                                       7.0           (11.7)           (6.2)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                              10.1             3.1            14.8
                                                                              ------------    ------------    ------------
  Minimum Pension Liability:
  Balance at beginning of year                                                       (26.6)          (44.0)          (15.5)
  (Increase) decrease during the period:
    (Increase) decrease in minimum pension liability                                  (7.1)           26.8           (43.8)
    Benefit (provision) for deferred federal income taxes                              2.5            (9.4)           15.3
                                                                              ------------    ------------    ------------
                                                                                      (4.6)           17.4           (28.5)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                             (31.2)          (26.6)          (44.0)
                                                                              ------------    ------------    ------------
  Total accumulated other comprehensive loss                                         (21.1)          (23.5)          (29.2)
                                                                              ------------    ------------    ------------

RETAINED EARNINGS
  Balance at beginning of year                                                       140.9           149.6           524.6
  Dividend                                                                               -           (25.0)              -
  Net (loss) income                                                                  (10.2)           16.3          (375.0)
                                                                              ------------    ------------    ------------
  Balance at end of year                                                             130.7           140.9           149.6
                                                                              ------------    ------------    ------------

    Total shareholder's equity                                                $    1,112.1    $    1,194.9    $    1,197.9
                                                                              ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Comprehensive (Loss) Income

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net (loss) income                                                             $      (10.2)   $       16.3    $     (375.0)
                                                                              ------------    ------------    ------------
Other comprehensive income (loss):
  Available-for-sale securities:
    Net (depreciation) appreciation during the period                                (19.9)          (10.7)           48.9
    Benefit (provision) for deferred federal income taxes                              6.9             3.7           (17.1)
                                                                              ------------    ------------    ------------
  Total available-for-sales securities                                               (13.0)           (7.0)           31.8
                                                                              ------------    ------------    ------------
  Derivative instruments:
    Net appreciation (depreciation) during the period                                 30.7            (7.2)          (58.5)
    (Provision) benefit for deferred federal income taxes                            (10.7)            2.5            20.5
                                                                              ------------    ------------    ------------
  Total derivatives instruments                                                       20.0            (4.7)          (38.0)
                                                                              ------------    ------------    ------------
                                                                                       7.0           (11.7)           (6.2)
                                                                              ------------    ------------    ------------
  Minimum pension liability:
    (Increase) decrease in minimum pension liability                                  (7.1)           26.8           (43.8)
    Benefit (provision) for deferred federal income taxes                              2.5            (9.4)           15.3
                                                                              ------------    ------------    ------------
                                                                                      (4.6)           17.4           (28.5)
                                                                              ------------    ------------    ------------
Other comprehensive income (loss)                                                      2.4             5.7           (34.7)
                                                                              ------------    ------------    ------------
Comprehensive (loss) income                                                   $       (7.8)   $       22.0    $     (409.7)
                                                                              ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Consolidated Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,                                                  2004            2003            2002
--------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) income                                                           $      (10.2)   $       16.3    $     (375.0)
  Adjustments to reconcile net (loss) income to net cash (used in)
    provided by operating activities:
    Net realized investment (gains) losses                                            (8.6)          (16.4)          137.7
    (Gains) losses on derivative instruments                                          (1.2)            6.9           (40.3)
    Losses on futures contracts                                                       25.1            10.2               -
    Impairment of capitalized technology                                                 -             3.4            29.8
    Net amortization and depreciation                                                 27.9            29.2            18.0
    Interest credited to contractholder deposit funds and trust
      instruments supported by funding obligations                                    46.1            57.4            84.4
    Gain from retirement of trust instruments supported by funding
      obligations                                                                      0.2            (5.7)         (102.6)
    (Gain) loss from sale of universal life business                                     -            (5.5)           31.3
    Deferred federal income taxes                                                     44.7           (19.9)         (215.3)
    Change in deferred acquisition costs                                             128.3           135.3           386.7
    Change in premiums and notes receivable, net of reinsurance
      premiums payable                                                                (0.3)         (500.4)            0.9
    Change in accrued investment income                                                8.9            13.4             7.4
    Change in policy liabilities and accruals, net                                  (322.0)         (412.4)         (221.7)
    Change in reinsurance receivable                                                  56.3            21.8            15.1
    Change in expenses and taxes payable                                             (85.9)         (223.1)          189.7
    Other, net                                                                        24.4            45.5            (3.3)
                                                                              ------------    ------------    ------------
      Net cash used in by operating activities                                       (66.3)         (844.0)          (57.2)
                                                                              ------------    ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of available-for-sale fixed
      maturities                                                                     967.9         1,907.7         3,503.6
    Proceeds from disposals of equity securities                                       8.8            70.5             0.5
    Proceeds from disposals of other investments                                      43.0            64.3            60.4
    Proceeds from mortgages sold, matured or collected                                58.7            53.7            52.3
    Purchase of available-for-sale fixed maturities                                 (762.1)       (1,236.6)       (1,997.6)
    Purchase of equity securities                                                     (2.7)          (40.2)           (1.4)
    Purchase of other investments                                                     (5.0)          (21.9)          (31.3)
    Capital expenditures                                                              (5.8)           (5.0)          (11.5)
    Net receipts (payments) related to margin deposits on derivative
      instruments                                                                     (4.9)           56.6           (72.0)
    Proceeds from disposal company owned life insurance                                  -            64.9               -
    Other investing activities, net                                                    0.2            94.8            16.8
                                                                              ------------    ------------    ------------
      Net cash provided by investing activities                                      298.1         1,008.8         1,519.8
                                                                              ------------    ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES
    Deposits to contractholder deposit funds                                             -               -           100.0
    Withdrawals from contractholder deposit funds                                   (183.4)          (32.7)       (1,023.7)
    Deposits to trust instruments supported by funding obligations                       -               -           112.0
    Withdrawals from trust instruments supported by funding obligations             (182.7)         (156.9)         (578.9)
    Change in collateral related to securities lending program                      (138.4)          263.5            47.3
    (Dividend) capital contribution                                                      -            (0.6)           42.1
                                                                              ------------    ------------    ------------
      Net cash (used in) provided by financing activities                           (504.5)           73.3        (1,301.2)
                                                                              ------------    ------------    ------------
Net change in cash and cash equivalents                                             (272.7)          238.1           161.4
Cash and cash equivalents, beginning of period                                       553.6           315.5           154.1
                                                                              ------------    ------------    ------------
Cash and cash equivalents, end of period                                      $      280.9    $      553.6    $      315.5
                                                                              ============    ============    ============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest payments                                                             $          -    $          -    $       (0.7)
Income tax refunds                                                            $       52.0    $       29.8    $        9.1

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
Allmerica Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of First Allmerica Financial Life Insurance Company ("FAFLIC") and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFLIAC agreed with the Massachusetts Insurance Commissioner to maintain certain surplus levels indefinitely.

At December 31, 2004, the Company manages a block of existing variable annuity, variable universal life and traditional life insurance products, as well as certain group retirement products and a block of Guaranteed Investment Contracts ("GICs"). During 2003, the Company managed this existing life insurance business and also operated our independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In the fourth quarter of 2003, we announced the cessation of retail sales through VeraVest (see Note 3 - Significant Transactions). In addition, prior to September 30, 2002, the Company actively manufactured and sold variable annuities, variable universal life and traditional life insurance products. Subsequent to our announcement on September 27, 2002 that we planned to consider strategic alternatives, including a significant reduction of sales of proprietary variable annuities and life insurance products, we ceased all new sales of these products.

Prior to September 2002, FAFLIC offered GICs. GICs, also referred to as funding agreements, are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The Company's declining financial strength ratings from various rating agencies during 2002 resulted in GIC contractholders terminating all remaining short-term funding agreements and made it impractical for FAFLIC to continue selling new long-term funding agreements. Furthermore, the Company retired certain long-term funding agreements, at discounts, during 2004, 2003 and the fourth quarter of 2002 (see Note 3 - Significant Transactions).

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

B. CLOSED BLOCK
FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS
In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholders' equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Statement of Positions 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACT AND FOR SEPARATE ACCOUNTs ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-01 accrue to the contract holder.

D. FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E. DERIVATIVES AND HEDGING ACTIVITIES
All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow, or foreign currency hedge, or as a trading derivative instrument.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated, or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated, or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS
Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. In addition, the Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments, also referred to as sales inducements. Acquisition costs and sales inducements related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, are amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs ("DAC") and deferred sales inducements for each life product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of DAC and deferred sales inducements is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of DAC and deferred sales inducements considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of DAC and deferred sales inducements could be revised in the near term if any of the estimates discussed above are revised.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

H. REINSURANCE RECEIVABLES
The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual claim, or the aggregate amount of all claims in a particular line. The valuation of claims recoverable depends on whether the underlying claim is a reported claim, or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE
Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss occurs, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. GOODWILL
In accordance with the provisions of Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142"), the Company carries its goodwill at amortized cost, net of impairments. The Company tests for the recoverability of goodwill annually or whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of reporting units with goodwill exceed the fair value. The amount of the impairment loss that is recognized is determined based upon the excess of the carrying value of goodwill compared to the implied fair value of the goodwill, as determined with respect to all assets and liabilities of the reporting unit.

K. SEPARATE ACCOUNTS
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed on fund values of these contracts. Prior to the adoption of SOP 03-1, appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, was reflected in shareholders' equity or net investment income. See Note 4 - Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

L. POLICY LIABILITIES AND ACCRUALS
Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on health insurance contracts for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as GICs, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

M. PREMIUM, FEE REVENUE AND RELATED EXPENSES
Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs.

N. FEDERAL INCOME TAXES
AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The AFC Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The income tax liability is calculated on a separate return basis and benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from insurance reserves, policy acquisition expenses, tax credit carryforwards, employee benefit plans, and net operating loss carryforwards and deferred sales inducements.

O. NEW ACCOUNTING PRONOUNCEMENTS
In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), SHARE-BASED PAYMENT ("Statement No. 123(R)"). This statement requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Statement No. 123(R) replaces Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement No. 123"), and supersedes Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB Opinion No. 25"). The provisions of this statement are effective for interim and annual periods beginning after June 15, 2005. The Company is evaluating the effects of Statement No. 123(R) and will begin expensing stock options in the third quarter of 2005.

In March 2004, the Financial Accounting Standards Board's Emerging Issues Task Force ("EITF") reached several consensuses regarding the application of guidance related to the evaluation of whether an investment is other than temporarily impaired in accordance with EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). However, on September 30, 2004, the FASB delayed indefinitely the effective date for the measurement and recognition guidance of EITF No. 03-1. The disclosure requirements were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable fixed maturities and equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as additional information supporting the conclusion that the impairments are not-other-than temporary, such as the nature of the investment(s), cause of impairment and severity and duration of the impairment. The disclosures required by EITF No. 03-1 were effective for fiscal years ending after December 15, 2003. The additional disclosures for cost method investments were effective for fiscal years ending after June 15, 2004. The Company implemented the disclosure requirements of this EITF for the year ending December 31, 2003.

In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 (R)"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 (R) requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement were effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments were effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 (R) did not have a material effect on the Company's financial position or results of operations.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1, which is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency. Upon adoption of this statement in the first quarter of 2004, the Company recorded a $57.2 million charge, net of taxes. This charge was reported as a cumulative effect of a change in accounting principle in the Consolidated Statements of Income. See also Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 149"). This statement amends financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under Statement of Financial Accounting Standards No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133") as a result of certain decisions made by the Derivatives Implementation Group. In addition, this statement also clarifies the definition of a derivative. This statement is effective, on a prospective basis, for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003, except for those implementation issues previously cleared by the FASB prior to June 30, 2003. The provisions related to previously cleared implementation issues shall continue to be applied in accordance with their respective effective dates. The adoption of Statement No. 149 did not have a material effect on the Company's financial position or results of operations.

In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES - AN INTERPRETATION OF ARB NO. 51 which was subsequently revised by the December 2003 issuance of Interpretation No. 46. FIN 46(R) provides guidance regarding the application of Accounting Research Bulletin No. 51, CONSOLIDATED FINANCIAL STATEMENTS, specifically as it relates to the identification of entities for which control is achieved through a means other than voting rights ("variable interest entities") and the determination of which party is responsible for consolidating the variable interest entities (the "primary beneficiary"). In addition to mandating that the primary beneficiary consolidate the variable interest entity, FIN 46(R) also requires disclosures by companies that hold a significant variable interest, even if they are not the primary beneficiary. The Company performed a review of potential variable interest entities and concluded that as of December 31, 2004, AFC was not the primary beneficiary of any material variable interest entities; and, therefore would not be required to consolidate any variable interest entities as a result of FIN 46(R). However, the Company does hold a significant variable interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss on this investment is limited to its carrying value, which is $7.2 million at December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("Statement No. 146"). This statement requires that a liability for costs associated with an exit or disposal activity is recognized and measured initially at its fair value in the period the liability is incurred. This statement supersedes EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY (INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING) ("EITF No. 94-3"). Additionally, the statement requires financial statement disclosures about the description of the exit or disposal activity, including for each major type of cost, the total amount expected to be incurred and a reconciliation of the beginning and ending liability balances. The provisions of this statement are effective for all exit and disposal activities initiated after December 31, 2002.

In June 2001, the FASB issued Statement No. 142, which requires that goodwill and intangible assets that have indefinite useful lives no longer be amortized over their useful lives, but instead be tested at least annually for impairment. Intangible assets that have finite useful lives will continue to be amortized over their useful lives. In addition, the statement provides specific guidance for testing the impairment of intangible assets. Additional financial statement disclosures about goodwill and other intangible assets, including changes in the carrying amount of goodwill, carrying amounts by classification of amortized and non-amortized assets, and estimated amortization expenses for the next five years, are also required. This statement became effective for fiscal years beginning after December 15, 2001 for all goodwill and other intangible assets held at the date of adoption. The Company adopted Statement No. 142 on January 1, 2002. In accordance with the transition provisions of this statement, the Company recorded a $1.6 million charge, net of taxes, in earnings, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. The Company used a discounted cash flow model to value these subsidiaries.

P. RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to the current year presentation.

2. DISCONTINUED OPERATIONS

During 1999, the Company approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During 1998, the Company ceased writing new premiums in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment, including its reinsurance pool business, have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS
- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $18.6 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business.

In March of 2000, the Company transferred its EBS business to Great-West Life and Annuity Insurance Company of Denver. As a result of this transaction, the Company has received consideration of $27.6 million, based on renewal rights for existing policies. The Company retained policy liabilities estimated at $94.9 million at December 31, 2004 related to this business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2004 and 2003, the discontinued segment had assets of approximately $275.0 million and $284.5 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $344.9 million and $350.5 million, respectively, consisting primarily of policy liabilities. Revenues for the discontinued operations were $13.8 million, $14.5 million and $23.3 million for the years ended December 31, 2004, 2003 and 2002, respectively.

3. SIGNIFICANT TRANSACTIONS

In the fourth quarter of 2003, the Company ceased operations of its retail broker/dealer operations. These operations had distributed third-party investment and insurance products through VeraVest Investments, Inc. Results in 2003 included a pre-tax charge of $11.5 million for asset impairments in connection with this action. The Company also recognized pre-tax restructuring charges of $3.6 million and $21.9 million in 2004 and 2003, respectively, in accordance with Statement No. 146. These charges included $14.8 million related to one-time termination benefits associated with the termination of 552 employees, and $10.7 million related to contract termination fees and other costs. Of the 552 employees affected, 521 have been terminated and 30 employees have been transferred to other positions within the Company, as of December 31, 2004. All levels of employees within the broker/dealer operations, from staff to senior management, were affected by the decision. As of December 31, 2004, the Company has made payments of approximately $22.4 million related to this restructuring plan, of which $14.2 million related to one-time termination benefits and $8.2 million related to contract termination fees and other costs. The liability balance at December 31, 2004 was $3.1 million. The Company currently anticipates that approximately $1 million to $2 million of other costs will be recognized in 2005 related to this restructuring.

Effective December 31, 2002, the Company effectively sold, through a 100% coinsurance agreement, substantially all of its fixed universal life insurance business. Under the agreement, the Company ceded approximately $660 million of universal life insurance reserves in exchange for the transfer of approximately $550 million of investment assets, with an amortized cost of approximately $525 million, subject to certain post-closing adjustments. At December 31, 2002, the Company recorded a pre-tax loss of $31.3 million. This loss consisted primarily of the aforementioned ceded reserves, asset transfers, a permanent impairment of the universal life DAC asset of $155.9 million and administrative expenses of approximately $10 million. This loss is reflected as a separate line item in the Consolidated Statements of Income. In 2003, the Company transferred cash and other investment assets of approximately $100 million and $450 million, respectively, for the settlement of the net payable associated with this transaction. In addition, the Company recorded incremental pre-tax income of $5.5 million during 2003 related to the settlement of post-closing items.

The Company retired $185.2 million, $78.8 million and $548.9 million of long-term funding agreement obligations at discounts in 2004, 2003 and 2002, respectively. This resulted in pre-tax losses of $0.2 million in 2004 and pre-tax gains of $5.7 million and $102.6 million in 2003 and 2002, respectively, which are reported as losses (gains) from retirement of trust instruments supported by funding obligations in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $7.9 million, $6.4 million and $14.1 million were recorded as net realized investment losses in the Consolidated Statements of Income in 2004, 2003 and 2002, respectively. There were no foreign currency transaction gains or losses on the retired foreign denominated funding agreements in 2004. The net foreign currency transaction gains (losses) in 2003 and 2002, related to the retired foreign-denominated funding agreements of $3.6 million and $(12.2) million, respectively, were recorded as other income in the Consolidated Statements of Income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

In 2002, the Company recognized a pre-tax charge of $15.0 million related to the restructuring of its life and annuity operations, which was accounted for under the guidance of EITF No. 94-3. This charge consisted of $11.7 million related to severance and other employee and agent related costs resulting from the elimination of 476 positions, of which 63 positions were vacant. All employees associated with this cost have either been terminated or transferred to other positions within the Company as of December 31, 2004. All levels of employees, from staff to senior management, were affected by the restructuring. Additionally, the Company terminated all life insurance and annuity agent contracts effective December 31, 2002. In addition, approximately $3.3 million of this charge related to other restructuring costs, consisting of lease and contract cancellations and the present value of idle leased space. As of December 31, 2004, the Company had made payments of approximately $14.7 million related to this restructuring plan, of which approximately $11.6 million related to severance and other employee related costs. During 2003, the Company eliminated an additional 151 positions related to this restructuring and as of December 31, 2004, 146 employees have been terminated and 4 employees have been transferred to other positions within the Company. The Company recorded pre-tax charges of $1.7 million and $7.0 million during 2004 and 2003, respectively, in accordance with Statement No. 146. These charges consisted of $7.7 million of employee related costs and $1.0 million related to contract cancellations. As of December 31, 2004, the Company had made payments of approximately $7.5 million related to this restructuring plan, of which approximately $6.4 million related to severance and other employee related costs. The liability balance for these activities was $1.2 million as of December 31, 2004. The plan is substantially complete.

4. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

Effective January 1, 2004, the Company adopted SOP 03-1 (see Note 1P - New Accounting Pronouncements). Upon adoption, the Company recorded a cumulative effect of change in accounting principle of $57.2 million, after-tax.

The following illustrates the components of that charge (in millions):

     Increase in guaranteed minimum death benefit liability         $   80.6
     Establishment of guaranteed minimum income benefit liability        4.1
     Change in deferred acquisition costs                                3.3
                                                                    --------
                                                                        88.0

     Provision for federal income taxes                                (30.8)
                                                                    --------
       Cumulative effect of change in accounting principle          $   57.2
                                                                    ========

GUARANTEED MINIMUM DEATH BENEFITS

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The following summarizes the liability for GMDB contracts reflected in the general account, as of December 31, 2004:

       (IN MILLIONS)
       ----------------------------------------------------------
       Balance at December 31, 2003                    $     26.2
       Adoption of SOP 03-1                                  80.6
                                                       ----------
       Balance at January 1, 2004                           106.8
       Provision for GMDB:
                GMDB expense incurred                        48.6
                Volatility (1)                              (12.9)
                                                       ----------
                                                             35.7
       Claims, net of reinsurance:
                Claims from policyholders                   (71.2)
                Claims ceded to reinsurers                   67.3
                                                       ----------
                                                             (3.9)
       GMDB reinsurance premium                             (64.0)
                                                       ----------
       Balance at December 31, 2004                    $     74.6
                                                       ==========

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The following information relates to the reserving methodology and assumptions for GMDB, which the Company has begun utilizing in response to SOP 03-1. These assumptions are consistent with those utilized in the Company's calculation of its DAC asset.

- The projection model used 1,000 stochastically generated market return scenarios.
- The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from approximately 5-10% depending on the underlying fund type. The long-term, aggregate, weighted average investment performance rate assumption is 8.06%, net of investment fees. This represents all separate account return assumptions weighted by account value at December 31, 2004.
- The volatility assumption was 17% for equity funds; 4% for bond funds; and 1% for money market funds.
-    The mortality assumption was 75% of the 1994 GMDB table.
- The full surrender rate assumption varies from 1-35% depending on contract type and policy duration. The aggregate projected full surrender rates for 2005 and 2006 are approximately 11% and 12%, respectively. (Full surrender rates do not include partial withdrawals or deaths).
-    The partial withdrawal rate assumption was 3.25%.
-    The discount rate was 6.6%.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The table below presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2004 and 2003. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

December 31

(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)              2004         2003
--------------------------------------------------------------------------------------
Net deposits paid
   Account value                                               $    1,228   $    1,349
   Net amount at risk                                          $       57   $       85
   Average attained age of contractholders                             66           65
Ratchet (highest historical account value at specified
   anniversary dates)
   Account value                                               $    2,024   $    2,451
   Net amount at risk                                          $      185   $      319
   Average attained age of contractholders                             64           63
Roll-up (net deposits accumulated at a specified rate)
   Account value                                               $      104   $      108
   Net amount at risk                                          $       20   $       21
   Average attained age of contractholders                             76           75
Higher of ratchet or roll-up
   Account value                                               $    7,049   $    7,768
   Net amount at risk                                          $    1,676   $    2,126
   Average attained age of contractholders                             71           70
                                                               ----------   ----------
Total of guaranteed benefits categorized above
   Account value                                               $   10,405   $   11,676
   Net amount at risk                                          $    1,938   $    2,551
   Average attained age of contractholders
     (weighted by account value)                                       69           68
Number of contractholders                                         188,897      219,647

GUARANTEED MINIMUM INCOME BENEFIT

Additionally, the Company issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability recorded at January 1, 2004 was $4.1 million. As of December 31, 2004, the balance increased to $5.6 million with no benefits being paid out. The GMIB liability is determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets was required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

The balance of deferred sales inducements reclassified from DAC to other assets was $89.7 million on January 1, 2004. The balance of deferred sales inducements at December 31, 2004 was $72.9 million.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjusted ("MVA") fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services continue to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees continue to be included in policy benefits, claims, losses and loss adjustment expenses in the Consolidated Statements of Income. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits, claims losses and loss adjustment expenses in the Consolidated Statements of Income. Realized investment gains and losses are recognized as incurred, consistent with prior years.

At December 31, 2004, the Company had the following variable annuities with guaranteed minimum returns:

       Account value (in millions)                             $     90.3
       Range of guaranteed minimum return rates                 3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

       (IN MILLIONS)                       2004
       -------------------------------------------
       Asset Type
         Fixed maturities               $    104.7
         Cash and cash equivalents             4.5
                                        ----------
       Total                            $    109.2
                                        ==========

5. INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES
The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                                      GROSS          GROSS
                                                                      AMORTIZED     UNREALIZED     UNREALIZED        FAIR
DECEMBER 31,                                                          COST (1)        GAINS          LOSSES          VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
U.S. Treasury securities and U.S. government and agency securities  $      324.4   $        4.4   $        1.7   $      327.1
States and political subdivisions                                           20.2            0.4            0.4           20.2
Foreign governments                                                          6.8              -              -            6.8
Corporate fixed maturities                                               2,710.9          135.7            9.4        2,837.2
Mortgage-backed securities                                                 764.3           22.3            1.8          784.8
                                                                    ------------   ------------   ------------   ------------
Total fixed maturities                                              $    3,826.6   $      162.8   $       13.3   $    3,976.1
                                                                    ============   ============   ============   ============
Equity securities                                                   $        3.4   $        2.2   $          -   $        5.6
                                                                    ============   ============   ============   ============

                                                                                      GROSS          GROSS
                                                                      AMORTIZED     UNREALIZED     UNREALIZED       FAIR
DECEMBER 31,                                                           COST (1)       GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2003
U.S. Treasury securities and U.S. government and agency securities  $      401.9   $        7.2   $        4.0   $      405.1
States and political subdivisions                                           18.3            0.3            0.7           17.9
Foreign governments                                                          8.5            0.3              -            8.8
Corporate fixed maturities                                               2,796.7          167.5           23.2        2,941.0
Mortgage-backed securities                                                 687.2           21.9            1.8          707.3
                                                                    ------------   ------------   ------------   ------------
Total fixed maturities                                              $    3,912.6   $      197.2   $       29.7   $    4,080.1
                                                                    ------------   ------------   ------------   ------------
Equity securities                                                   $        6.2   $        4.2   $        0.1   $       10.3
                                                                    ============   ============   ============   ============

 (1) AMORTIZED COST FOR FIXED MATURITIES AND COST FOR EQUITY SECURITIES.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $161.3 million and $301.0 million, at December 31, 2004 and 2003, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral is recorded by the Company in cash and cash equivalents, with an offsetting liability included in expenses and taxes payable.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. During 2003, the New York Department of Insurance allowed AFLIAC to release assets on deposit due to the decrease in outstanding liabilities relating to the sale of the universal life insurance business in December 2002. At December 31, 2004, the amortized cost and fair value of assets on deposit in New York were $42.4 million and $45.1 million, respectively. At December 31, 2003, the amortized cost and fair value of the assets on deposit were $42.6 million and $46.4 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $37.1 million and $36.9 million were on deposit with various state and governmental authorities at December 31, 2004 and 2003, respectively. Fair values related to these securities were $39.0 million and $38.9 million at December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2004 and 2003, fixed maturities held as collateral had a fair value of $122.8 million and $126.4 million, respectively.

There were no contractual investment commitments at December 31, 2004.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                  2004
                                                       ---------------------------
                                                        AMORTIZED         FAIR
  DECEMBER 31,                                             COST          VALUE
  --------------------------------------------------------------------------------
  (IN MILLIONS)
  Due in one year or less                              $      588.4   $      595.5
  Due after one year through five years                     1,140.4        1,184.1
  Due after five years through ten years                    1,126.9        1,184.4
  Due after ten years                                         970.9        1,012.1
                                                       ---------------------------
  Total                                                $    3,826.6   $    3,976.1
                                                       ===========================

B. MORTGAGE LOANS AND REAL ESTATE
The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2004 and 2003. The carrying values of mortgage loans, net of applicable reserves, were $64.1 million and $122.3 million at December 31, 2004 and 2003, respectively. Reserves for mortgage loans were $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively.

At December 31, 2004, no real estate was held in the Company's investment portfolio. At December 31, 2003, the Company held one real estate investment with a carrying value of $4.3 million that was acquired through the foreclosure of a mortgage loan. This foreclosure represents the only non-cash mortgage activity in 2003. This investment was sold in 2004 for $4.1 million. The net loss of $0.2 million is included in net realized investment losses in the Consolidated Statements of Income

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,                                        2004            2003
----------------------------------------------------------------------------
(IN MILLIONS)
Property type:
     Office building                            $       26.7    $       66.6
     Retail                                             17.0            23.6
     Industrial/Warehouse                               14.8            26.6
     Residential                                         6.4             6.6
     Other                                                 -             0.2
     Valuation Allowances                               (0.8)           (1.3)
                                                ----------------------------
Total                                           $       64.1    $      122.3
                                                ============================
Geographic region:
     East North Central                         $       19.5    $       20.6
     Pacific                                            19.0            26.0
     South Atlantic                                     12.0            18.3
     New England                                         8.2            39.4
     West South Central                                  0.9             6.1
     Middle Atlantic                                     0.9             4.9
     Other                                               4.4             8.3
     Valuation Allowances                               (0.8)           (1.3)
                                                ----------------------------
Total                                           $       64.1    $      122.3
                                                ============================

At December 31, 2004, scheduled mortgage loan maturities were as follows: 2005 $0.1 million; 2006 $10.5 million; 2007 $0.3 million; 2008 $0.3 million; 2009
$5.5 million and $47.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2004, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

Mortgage loans investment valuation allowances of $0.8 million and $1.3 million at December 31, 2004 and 2003, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets. There were no impaired loans or related reserves as of December 31, 2004 and 2003. There was no interest income received in 2004 and 2003 related to impaired loans.

C. DERIVATIVE INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, the British Pound, and the Euro. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Additionally, in prior years, the Company had floating rate funding agreements that were matched with fixed rate securities, which exposed the Company's cash flows to changes in interest rates. The Company used derivative financial instruments, primarily foreign currency exchange swaps, interest rate swaps, and futures contracts, with indices that correlated to balance sheet instruments, to modify its indicated net interest sensitivity to levels deemed to be appropriate. Prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate risk on anticipated sales of GIC and other funding agreements. The Company was exposed to interest rate risk from the time of sale of the GIC until the receipt of deposit and purchase of the underlying asset to back the liability. Interest expense on trust instruments supported by funding obligations was $51.8 million, $53.4 million, and $61.7 million in 2004, 2003, and 2002, respectively. Finally, the Company is exposed to changes in the equity market due to increases in GMDB reserves that result from declines in the equity market. The Company uses exchange traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in over 20 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and U.S. Treasury notes, of $94.8 million and $71.6 million at December 31, 2004 and 2003, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. CASH FLOW HEDGES
The Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures and options contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures, options, and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company also may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

Further, the Company also may use U.S. Treasury Note futures to hedge against interest rate fluctuations associated with the reinvestment of fixed maturities by purchasing long and selling short futures contracts on margin. The Company is exposed to interest rate risk on reinvestments of fixed maturities from the time of maturity until the purchase of new fixed maturities. Additionally, prior to September 2002, the Company used exchange traded futures contracts to hedge against interest rate fluctuations associated with the sale of GICs and other funding agreements. The Company was exposed to interest rate risk from the time of the sale of the GIC until receipt of the deposit and purchase of the underlying asset to back the liability.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company recognized no gains or losses in 2004 related to ineffective cash flow hedges. However, the Company recognized a net loss of $9.0 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. For the year ended December 31, 2002, the Company recognized a net gain of $37.7 million, representing the total ineffectiveness on all cash flow hedges, of which $37.6 million related to ineffective swap contracts which were reported in losses (gains) on derivative instruments in the Consolidated Statements of Income and $0.1 million related to ineffectiveness of futures and options contracts and were reported in other income in the Consolidated Statements of Income. The $37.6 million of gains on ineffective swap contracts in 2002 included $35.8 million of losses that were reclassified from losses (gains) on derivative instruments to net realized investment losses in the Consolidated Statements of Income. These accumulated losses had originally been recorded during the fourth quarter of 2001 as losses (gains) on derivative instruments in the Consolidated Statements of Income. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

As of December 31, 2004, $55.5 million of the deferred net gains on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is twelve months.

E. TRADING ACTIVITIES
During the fourth quarter of 2003, the Company began using exchange traded equity futures contracts to economically hedge increased GMDB reserves which could arise from declines in the equity market. The hedge is expected to reduce the volatility in statutory capital and risk-based capital levels from the effects of future equity market movements. The GMDB hedges do not qualify for hedge accounting under Statement No. 133. Additionally, the Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices. Finally, the Company also entered into insurance portfolio-linked and other swap contracts for investment purposes. These products were not linked to specific assets and liabilities on the balance sheet or to a forecasted transaction, and therefore did not qualify for hedge accounting. Under the insurance portfolio-linked swap contracts, the Company agreed to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Under the other swap contracts entered into for investment purposes, the Company agreed to exchange the differences between fixed and floating interest amounts calculated on an agreed upon notional principal amount.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

During 2004, the Company recognized a net loss of $18.3 million on all trading derivatives. In 2003 and 2002, the Company recognized gains of $3.9 million, and $10.9 million, respectively on all trading derivatives. The net loss recognized in 2004 included $25.1 million in losses recorded within other operating expenses in the Consolidated Statements of Income related to the GMDB hedges. Additionally, the net loss in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Further, the 2004 net loss also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which was recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $8.4 million in losses recorded within losses (gains) on derivative instruments in the Consolidated Statements of Income related to the GMDB hedges. Further, the 2003 net gain also included a $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in losses (gains) on derivative instruments in the Consolidated Statements of Income. The net gain of $10.9 million in 2002 represents the total ineffectiveness on equity-linked swap contracts and the embedded derivative on the equity-linked trust instruments supported by funding obligations. These amounts were reported in losses (gains) on derivative instruments and other income in the Consolidated Statements of Income.

As of December 31, 2001, the Company no longer held insurance portfolio-linked swap contracts, although final payment related to this contract was recorded in 2002, in accordance with contract terms. Net realized investment gains related to insurance portfolio-linked contracts were $2.1 million for the year ended December 31, 2002.

As of December 31, 2002, the Company no longer held any other swap contracts for investment purposes. The net decrease in net investment income related to these contracts was $0.4 million for the year ended December 31, 2002.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

F. UNREALIZED GAINS AND LOSSES
Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                            EQUITY
                                                                                          SECURITIES
                                                                            FIXED          AND OTHER
FOR THE YEARS ENDED DECEMBER 31,                                          MATURITIES        (1)(2)          TOTAL
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Net (depreciation) appreciation, beginning of year                       $       (2.6)   $        5.7    $        3.1
                                                                         ------------    ------------    ------------
    Net appreciation (depreciation)  on available-for-sale
      Securities and derivative instruments                                       6.8            (1.9)            4.9
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                          5.9               -             5.9
    (Provision) benefit for deferred federal income taxes                        (4.4)            0.6            (3.8)
                                                                         ------------    ------------    ------------
                                                                                  8.3            (1.3)            7.0
                                                                         ------------    ------------    ------------
Net depreciation, end of year                                                     5.7             4.4            10.1
                                                                         ------------    ------------    ------------

2003
Net (depreciation) appreciation, beginning of year                       $        8.6    $        6.2    $       14.8
                                                                         ------------    ------------    ------------
    Net depreciation on available-for-sale securities                           (21.0)           (0.7)          (21.7)
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                          3.8               -             3.8
    Benefit for deferred federal income taxes                                     6.0             0.2             6.2
                                                                         ------------    ------------    ------------
                                                                                (11.2)           (0.5)          (11.7)
                                                                         ------------    ------------    ------------
Net (depreciation) appreciation, end of year                             $       (2.6)   $        5.7    $        3.1
                                                                         ------------    ------------    ------------

2002
Net (depreciation) appreciation, beginning of year                       $       21.3    $       (0.3)   $       21.0
                                                                         ------------    ------------    ------------
    Net appreciation on available-for-sale
      Securities                                                                 19.7            10.0            29.7
    Net depreciation from the effect on deferred
      Policy acquisition costs and on policy liabilities                        (39.3)              -           (39.3)
    Benefit (provision) for deferred federal income taxes                         6.9            (3.5)            3.4
                                                                         ------------    ------------    ------------
                                                                                (12.7)            6.5            (6.2)
                                                                         ------------    ------------    ------------
Net appreciation (depreciation), end of year                             $        8.6    $        6.2    $       14.8
                                                                         ------------    ------------    ------------

1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $20.0 MILLION, $(4.7) MILLION AND $(38.0) MILLION IN 2004, 2003 AND 2002, RESPECTIVELY. BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE AFTER-TAX NET DEPRECIATION FROM DERIVATIVE INSTRUMENTS OF $50.5 MILLION, $70.5 MILLION AND $65.8 MILLION, RESPECTIVELY.

(2) BALANCES AT DECEMBER 31, 2004, 2003 AND 2002 INCLUDE NET APPRECIATION (DEPRECIATION) ON OTHER ASSETS OF $1.1 MILLION, $(2.9) MILLION, AND $0.1 MILLION, RESPECTIVELY.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION
The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position at December 31, 2004 and 2003:

DECEMBER 31,                                                                   2004                          2003
-----------------------------------------------------------------------------------------------------------------------------
                                                                        GROSS                        GROSS
                                                                     UNREALIZED        FAIR        UNREALIZED       FAIR
                                                                       LOSSES          VALUE         LOSSES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Investment grade fixed maturities (1):
  0-6 months                                                        $        2.3   $      367.3   $        6.8   $      458.3
  7-12 months                                                                3.1          175.5           10.8          239.0
  Greater than 12 months                                                     7.4          196.0            3.7           74.5
                                                                    ---------------------------------------------------------
Total investment grade fixed maturities                                     12.8          738.8           21.3          771.8

Below investment grade fixed maturities (2):
  0-6 months                                                                 0.1            5.3            0.7           20.4
  7-12 months                                                                0.5            3.4            2.5            8.2
  Greater than 12 months                                                       -            1.0            5.2           29.0
                                                                    ---------------------------------------------------------
Total below investment grade fixed maturities                                0.6            9.7            8.4           57.6
Equity securities                                                              -              -            0.1            1.3
                                                                    ---------------------------------------------------------
Total fixed maturities and equity securities                        $       13.4   $      748.5   $       29.8   $      830.7
                                                                    =========================================================

(1) INCLUDES GROSS UNREALIZED LOSSES FOR INVESTMENT GRADE FIXED MATURITY OBLIGATIONS OF THE U.S. TREASURY, U.S. GOVERNMENT AND AGENCY SECURITIES, STATES, AND POLITICAL SUBDIVISIONS OF $2.2 MILLION AND $4.7 MILLION AT DECEMBER 31, 2004 AND 2003, RESPECTIVELY.

(2) AT DECEMBER 31, 2004 AND 2003, SUBSTANTIALLY ALL BELOW INVESTMENT GRADE SECURITIES WITH AN UNREALIZED LOSS HAD BEEN RATED BY THE NAIC, STANDARD & POOR'S, OR MOODY'S.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the length of time and the extent to which the fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; any specific events which may influence the operations of the issuer; general market conditions; the financial condition and prospects of the issuer's market and industry; and, the Company's ability and intent to hold the investment. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities are temporary.

H. OTHER
At December 31, 2004, the Company had no concentration of investments in a single investee that exceeded 10% of shareholders' equity except for investments with Federal Home Loan Mortgage Corporation with a fair value of $272.7 million, Federal National Mortgage Association with a fair value of $234.3 million and Morgan Stanley Dean Witter Capital I with a fair value of $155.5 million. At December 31, 2003, the Company had no concentration of investments in a single investee that exceeded 10% of shareholders' equity except for investments with Federal National Mortgage Association with a fair value of $309.7 million and Federal Home Loan Mortgage Corporation with a fair value of $134.7 million.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

6. INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                         $      217.0    $      235.1    $      364.0
Equity securities                                                                 0.1             0.5             0.9
Mortgage loans                                                                    8.0            12.5            16.4
Policy loans                                                                     17.7            18.8            24.8
Derivatives                                                                     (21.3)           (5.9)          (37.7)
Other long-term investments                                                       1.9            13.5            19.6
Short-term investments                                                            1.3             1.8             6.3
                                                                         --------------------------------------------
  Gross investment income                                                       224.7           276.3           394.3
Less investment expenses                                                         (7.2)           (5.4)          (10.1)
                                                                         --------------------------------------------
Net investment income                                                    $      217.5    $      270.9    $      384.2
                                                                         ============================================

The Company had fixed maturities with a carry value of $24.3 million and $22.5 million on non-accrual status at December 31, 2004 and 2003, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2004 and 2003, respectively. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $4.2 million, $5.7 million, and $15.7 million in 2004, 2003, and 2002, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2004 and 2003.

There were no mortgage loans which were non-income producing at December 31, 2004 and 2003. However, the Company had non-income producing fixed maturities with a carrying value of $10.4 million and $13.0 million at December 31, 2004 and 2003, respectively.

Included in other long-term investments are losses from limited partnerships of $0.3 million in 2004, and income of $4.2 million and $5.3 million in 2003 and 2002, respectively.

B. NET REALIZED INVESTMENT GAINS AND LOSSES
Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                             2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                         $       13.8    $       18.1    $      (73.0)
Equity securities                                                                 3.0             2.7           (11.3)
Mortgage loans                                                                    0.4             0.8             0.8
Derivatives                                                                      (8.0)           (4.3)          (53.1)
Other long-term investments                                                      (0.6)           (0.9)           (1.1)
                                                                         --------------------------------------------
Net realized investment gains (losses)                                   $        8.6    $       16.4    $     (137.7)
                                                                         ============================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                                         PROCEEDS FROM
                                                                           VOLUNTARY         GROSS           GROSS
FOR THE YEARS ENDED DECEMBER 31,                                             SALES           GAINS           LOSSES
----------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2004
Fixed maturities                                                         $       506.9   $        13.3   $         4.8
Equity securities                                                                  7.9             3.5             0.3

2003
Fixed maturities                                                         $     1,074.6   $        69.8   $         9.0
Equity securities                                                                 36.9             1.4               -

2002
Fixed maturities                                                         $     2,312.8   $       118.8   $        29.9
Equity securities                                                                  0.5             0.1               -

The Company recognized losses of $5.1 million, $43.9 million, and $176.3 million in 2004, 2003, and 2002, respectively, related to other-than-temporary impairments of fixed maturities and other securities. In addition, in 2002, the Company transferred approximately $550 million of investment assets, with an amortized cost of $525 million, to settle net payables related to the sale of the Company's universal life business. Of this amount, approximately $100 million was cash; the remaining balance was settled through the transfer of fixed maturities and policy loans.

C. OTHER COMPREHENSIVE INCOME RECONCILIATION
The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                 2004          2003          2002
--------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized appreciation (depreciation) on available-for-sale securities:

Unrealized holding gains (losses) arising during period, (net of taxes
(benefit) of $(1.2), $3.2, and $(12.8) in 2004, 2003 and 2002)                $     (2.5)   $      5.9    $    (23.7)

Less: reclassification adjustment for gains (losses) included in net income (net of taxes (benefit) of $5.7, $7.0, and $(29.9) million in 2004,
2003 and 2002                                                                       10.5          12.9         (55.5)
                                                                              --------------------------------------
Total available-for-sale securities                                                (13.0)         (7.0)         31.8
                                                                              --------------------------------------

Unrealized (depreciation) appreciation on derivative instruments:

Unrealized holding gains (losses) arising during period, (net of taxes of
$11.7, $10.7, and $4.7 million in 2004, 2003 and 2002)                              21.9          19.9           8.9

Less: reclassification adjustment for gain (losses) included in net income
(net of taxes of $1.0, $13.2, and $25.2 million in 2004, 2003 and 2002)              1.9          24.6          46.9
                                                                              --------------------------------------
Total derivative instruments                                                        20.0          (4.7)        (38.0)
                                                                              --------------------------------------
Net unrealized appreciation (depreciation) on available-for-sale securities   $      7.0    $    (11.7)   $     (6.2)
                                                                              ======================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

7. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and Cash Equivalents
For these short-term investments, the carrying amount approximates fair value.

Fixed Maturities
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

Equity Securities
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage Loans
Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

Policy Loans
The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

Derivative Instruments
Fair values are estimated using independent pricing sources.

Investment Contracts (Without Mortality Features)
Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

Trust Instruments Supported by Funding Obligations
Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The estimated fair values of the financial instruments were as follows:

                                                                                    2004                          2003
                                                                         ---------------------------------------------------------
                                                                           CARRYING         FAIR         CARRYING         FAIR
DECEMBER 31                                                                  VALUE          VALUE          VALUE         VALUE
----------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
   Cash and cash equivalents                                             $      280.9   $      280.9   $      553.6   $      553.6
   Fixed maturities                                                           3,976.1        3,976.1        4,080.1        4,080.1
   Equity securities                                                              5.6            5.6           10.3           10.3
   Mortgage loans                                                                64.1           77.0          122.3          128.1
   Policy loans                                                                 256.4          256.4          268.0          268.0
   Derivative instruments                                                        72.9           72.9           36.5           36.5

Financial Liabilities
   Guaranteed investment contracts                                       $       30.0   $       31.2   $      207.5   $      217.0
   Derivative instruments                                                        12.3           12.3           27.2           27.2
   Supplemental contracts without life contingencies                             75.4           75.4           73.7           73.7
   Dividend accumulations                                                        86.1           86.1           87.1           87.1
   Other individual contract deposit funds                                       44.1           44.1           51.1           51.1
   Other group contract deposit funds                                            38.6           38.3          162.2          165.3
   Individual annuity contracts - general account                             1,156.1        1,121.3        1,193.7        1,150.3
   Trust instruments supported by funding obligations                         1,126.0        1,128.2        1,200.3        1,210.8

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

8. CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2004 and 2003 and for the periods ended December 31, 2004, 2003 and 2002 is as follows:

  DECEMBER 31                                                                  2004            2003
  -----------------------------------------------------------------------------------------------------
  (IN MILLIONS)
  Assets
    Fixed maturities, at fair value (amortized cost of $505.3 and
    $496.2)                                                                $      535.1    $      523.4
    Mortgage loans                                                                 31.4            40.7
    Policy loans                                                                  144.4           156.1
    Cash and cash equivalents                                                      20.1             9.4
    Accrued investment income                                                      11.4            12.3
    Deferred policy acquisition costs                                               4.4             6.1
    Deferred federal income taxes                                                   8.0             7.6
    Other assets                                                                    2.6             4.9
                                                                           ------------    ------------
  Total assets                                                             $      757.4    $      760.5
                                                                           ------------    ------------

  Liabilities
    Policy liabilities and accruals                                        $      726.1    $      749.9
    Policyholder dividends                                                         64.9            62.8
    Other liabilities                                                              10.6             2.6
                                                                           ------------    ------------
  Total liabilities                                                        $      801.6    $      815.3
                                                                           ------------    ------------

  Excess of Closed Block liabilities over assets designated to the
    Closed Block                                                           $       44.2    $       54.8
  Amounts included in accumulated other comprehensive income:

  Net unrealized investment losses, net of deferred federal income
    tax benefits of $5.9 and $5.5 million                                         (11.0)          (10.2)
                                                                           ------------    ------------
  Maximum future earnings to be recognized from Closed Block
    assets and liabilities                                                         33.2            44.6
                                                                           ============    ============

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
    Premiums and other income                                            $       38.7    $       40.8    $       46.2
    Net investment income                                                        43.0            46.4            51.3
    Net realized investment gains (losses)                                          -             2.3            (8.3)
                                                                         --------------------------------------------
Total revenues                                                                   81.7            89.5            89.2
                                                                         --------------------------------------------
Benefits and expenses
    Policy benefits                                                              68.8            80.7            79.4
    Policy acquisition expenses                                                   1.7             2.2             2.2
    Other operating expenses                                                      0.1             0.2             0.7
                                                                         --------------------------------------------
Total benefits and expenses                                                      70.6            83.1            82.3
                                                                         --------------------------------------------
Contribution from the Closed Block                                       $       11.1    $        6.4    $        6.9
                                                                         --------------------------------------------

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash Flows
    Cash flows from operating activities:
    Contribution from the Closed Block                                   $       11.1    $        6.4    $        6.9
    Adjustment for net realized investment (gains) losses                           -            (2.3)            8.3
    Change in:
           Deferred policy acquisition costs                                      1.7             2.1             2.2
           Policy liabilities and accruals                                      (25.6)          (15.0)          (31.2)
           Expenses and taxes payable                                            (0.3)          (21.2)            9.6
           Other, net                                                             4.3            (0.8)           (1.3)
                                                                         --------------------------------------------
    Net cash used in operating activities                                        (8.8)          (30.8)           (5.5)
    Cash flows from investing activities:
        Sales, maturities and repayments of investments                          67.9           136.2           176.1
        Purchases of investments                                                (60.1)         (107.6)         (194.2)
        Policy loans                                                             11.7            11.3            14.7
                                                                         --------------------------------------------
    Net cash provided by (used in) investing activities                          19.5            39.9            (3.4)
                                                                         --------------------------------------------
Net increase (decrease) in cash and cash equivalents                             10.7             9.1            (8.9)
Cash and cash equivalents, beginning of year                                      9.4             0.3             9.2
                                                                         --------------------------------------------
Cash and cash equivalents, end of year                                   $       20.1    $        9.4    $        0.3
                                                                         --------------------------------------------

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

9. GOODWILL

On January 1, 2002, the Company adopted Statement No. 142. Upon implementation, the Company recorded an impairment charge of $1.6 million, net of taxes, and ceased its amortization of goodwill. In accordance with the provisions of Statement No. 142, the Company performed its annual review of its goodwill for impairment in the fourth quarter of 2003 and recorded a pre-tax charge of $2.1 million, to recognize the impairment of goodwill related to one of its non-insurance subsidiaries. This change was reflected in other operating expenses in the Consolidated Statements of Income. The Company used a discounted cash flow model to value this subsidiary. Subsequent to the Company's annual impairment review, on December 31, 2003, the Company sold this subsidiary. The Company's remaining $0.9 million of goodwill was expensed as a component of the related loss on sale.

10. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax benefit in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax benefit
   Current                                                               $      (80.5)   $        2.5    $      (28.5)
   Deferred                                                                      44.7           (19.9)         (215.3)
                                                                         --------------------------------------------
Total                                                                    $      (35.8)   $      (17.4)   $     (243.8)
                                                                         ============================================

The federal income tax (benefit) expense attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                              2004           2003            2002
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax (benefit) expense                            $        3.9    $       (0.4)   $     (216.0)
   Prior years' federal income tax settlement                                   (30.4)              -           (11.6)
   Dividend received deduction                                                   (9.8)          (11.2)          (10.6)
   Tax credits                                                                   (5.5)           (4.5)          (10.8)
   Restricted stock                                                                 -             2.1               -
   Deferred tax adjustment                                                        6.4               -               -
   Sale of subsidiary                                                               -             1.5               -
   Changes in other tax estimates                                                 0.6            (4.1)            2.2
   Other, net                                                                    (1.0)           (0.8)            3.0
                                                                         --------------------------------------------
Federal income tax benefit                                               $      (35.8)   $      (17.4)   $     (243.8)
                                                                         ============================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                                                                           2004            2003
---------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
     Insurance reserves                                                            $     (217.4)   $     (208.5)
     Deferred acquisition costs                                                           185.9           215.8
     Tax credit carryforwards                                                             (67.3)          (58.8)
     Employee benefit plans                                                               (64.0)          (59.6)
     Loss carryforwards                                                                   (34.6)          (95.7)
     Deferred sales inducement                                                             25.5            31.4
     Investments, net                                                                     (16.8)          (27.6)
     Discontinued operations                                                              (16.6)          (18.6)
     Software capitalization                                                                3.2             7.8
     Restructuring reserve                                                                 (1.6)           (7.4)
     Other, net                                                                            (4.2)           (2.6)
                                                                                   ----------------------------
Deferred tax asset, net                                                            $     (207.9)   $     (223.8)
                                                                                   ============================

Gross deferred income tax assets totaled approximately $634 million and $593 million at December 31, 2004 and 2003, respectively. Gross deferred income tax liabilities totaled approximately $426 million and $369 million at December 31, 2004 and 2003, respectively.

In the first quarter of 2004, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that resulted in a tax benefit of approximately $30 million.

Based upon the terms of the tax allocation agreement between the members of the consolidated tax return group, the Company believes it is more likely than not that the deferred tax asset will be realized. At December 31, 2004, there are available low-income housing credit carryforwards, foreign tax credit carryforwards and alternative minimum tax credit carryforwards of $59.4 million, $7.4 million and $0.5 million, respectively. The alternative minimum tax credit carryforward has no expiration date, the low-income housing credit carryforward will expire beginning in 2018 and the foreign tax credit carryforward will expire beginning in 2013. Approximately $6 million of the tax credit carryforwards are subject to an intercompany tax allocation agreement which requires the company to utilize such credits on a separate tax return basis. At December 31, 2004, the Company has net operating loss carryforwards of $98.9 million, which begin to expire in 2016.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1997. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

11. PENSION PLANS

DEFINED BENEFIT PLANS

Prior to 2005, AFC provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As of January 1, 2005, the defined benefit pension plans were frozen and the Company enhanced its defined contribution 401(k) plan. No further cash balance allocations will be credited for plan years beginning on or after January 1, 2005. In addition, grandfathered benefits are frozen at January 1, 2005 levels with an annual transition pension adjustment calculated at an interest rate equal to 5% per year, up to 35 years of completed service, and 3% thereafter. As a result of these actions, the Company recognized a curtailment gain of $1.0 million in 2004. The changes to the 401(k) plan are discussed in detail below.

ASSUMPTIONS

In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, compensation increases, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31                                     2004          2003         2002
---------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                    5.63%        5.875%         6.25%

Rate of compensation                               NA          4.00%         4.00%
Cash balance allocation (1)                        NA          5.00%         3.00%
Cash balance interest                            5.00%         5.00%         6.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

FOR THE YEARS ENDED  DECEMBER 31,               2004          2003          2002
---------------------------------------------------------------------------------
(IN MILLIONS)
Discount rate                                    5.875%        6.25%         6.875%
Expected return on plan assets                   8.50%         8.50%         9.50%
Rate of compensation increase                    4.00%         4.00%         4.00%
Cash balance allocation                          5.50%         5.00%         3.00%
Cash balance interest crediting rate             5.00%         6.00%         7.00%

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean returns downward to reflect this expectation. Also, the Company decreased its fixed income mean return from historical levels based on its expectation of modest increases in interest rates, slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2003, resulting in an expected rate of return on plan assets for 2004 of 8.50%.

PLAN ASSETS

The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as managing expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2004 and 2003 for the Company's plan assets are as follows:

                                                  TARGET
DECEMBER 31,                                      LEVELS         2004         2003
--------------------------------------------------------------------------------------
Equity securities:
Domestic                                                47%        41.91%        43.35%
International                                           20%        20.42%        20.19%
AFC Common Stock                                         5%         7.88%         7.41%
                                                ----------    ----------    ----------
Total equity securities                                 72%        70.21%        70.95%
                                                ----------    ----------    ----------
Fixed maturities                                        26%        29.38%        28.73%
Money market funds                                       2%         0.41%         0.32%
                                                ----------    ----------    ----------
Total fixed maturities and money market                 28%        29.79%        29.05%
                                                ----------    ----------    ----------
Total assets                                           100%       100.00%       100.00%
                                                ==========    ==========    ==========

During the fourth quarter of 2003, a portion of the plan assets were transferred from separate investment accounts of FAFLIC to non-affiliated commingled pools. At December 31, 2004 and 2003, approximately 67% and 66% respectively, of plan assets were invested in these commingled pools. Prior to 2003, plan assets were invested primarily in various separate accounts and the general account of FAFLIC. Equity securities include 796,462 shares of AFC common stock at December 31, 2004 and 2003 with a market value of $26.1 million and $24.5 million, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligations and the fair value of plan assets. At December 31, 2004 and 2003, the projected benefit obligations exceeded the plans' assets. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2004 and 2003, the Company had $48.0 million and $40.9 million in accumulated other comprehensive income related to its minimum pension liability. As such, during 2004 the Company recorded an increase in the minimum pension liability of $7.1 million, while in 2003, the Company recorded a decrease of $26.8 million. These changes in the liability are primarily the result of fluctuations in the market value of assets held by the plan due to general shifts in the equity market, as well as changes in plan assumptions.

DECEMBER 31                                                   2004            2003
--------------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                            $      559.7    $      512.3
                                                          ----------------------------
Change in benefit obligation:
Projected benefit obligation, beginning of year           $      522.5    $      525.4
Service cost - benefits earned during the year                    11.1            11.8
Interest cost                                                     31.2            30.4
Actuarial losses (gains)                                          28.4           (14.0)
Benefits paid                                                    (33.5)          (31.1)
                                                          ----------------------------
Projected benefit obligation, end of year                        559.7           522.5
                                                          ----------------------------

Change in plan assets:
Fair value of plan assets, beginning of year                     330.7           269.0
Actual return on plan assets                                      28.9            64.5
Company contribution                                               5.8            28.3
Benefits paid                                                    (33.5)          (31.1)
                                                          ----------------------------
Fair value of plan assets, end of year                           331.9           330.7
                                                          ----------------------------

Funded status of the plan                                       (227.8)         (191.8)
Unrecognized transition obligation                               (10.5)          (12.8)
Unamortized prior service cost                                    (0.1)           (8.3)
Unrecognized net actuarial losses                                138.7           137.4
Additional minimum pension liability                            (129.4)         (112.8)
                                                          ----------------------------
Net pension liability                                     $     (229.1)   $     (188.3)
                                                          ----------------------------

As a result of the Company's merger with Allmerica P&C in 1997, certain pension liabilities were reduced to reflect their fair value as of the merger date. These pension liabilities were reduced by $1.9 million and $3.3 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization. In addition to the net pension liability, the Company recorded $0.6 million in intangible assets related to its non-qualified plans in 2003. There were no intangible assets as of December 31, 2004.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                2004            2003            2002
---------------------------------------------------------------------------------------------------------------------
Service cost - benefits earned during the year                           $       11.1    $       11.8    $       11.1
Interest cost                                                                    31.2            30.4            32.6
Expected return on plan assets                                                  (27.0)          (22.4)          (33.4)
Recognized net actuarial loss                                                    21.5            28.9            11.3
Amortization of transition asset                                                 (2.2)           (2.2)           (2.2)
Amortization of prior service cost                                               (2.9)           (3.0)           (2.6)
Curtailment (gain) loss and special termination benefits                         (1.0)            0.7             5.4
                                                                         --------------------------------------------
Net periodic pension cost                                                $       30.7    $       44.2    $       22.2
                                                                         ============================================

The curtailment gain in 2004 is due to the aforementioned decision to freeze the defined benefit pension plans and primarily reflects the elimination of unrecognized prior service cost. The curtailment loss in 2003 of $0.7 million is the result of the Life Companies VeraVest restructuring effort in the fourth quarter of 2003 (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the VeraVest restructuring. The curtailment loss and special termination benefits in 2002 of $4.3 million and $1.1 million, respectively, relate to the 2002 Life Companies restructuring (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for agents terminated pursuant to the 2002 Life Companies restructuring, while special termination benefit costs reflect acceleration of retirement criteria under the plan for transition group participants terminated due to the restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net periodic pension cost over five years.

CONTRIBUTIONS

The Company is required to contribute $0.9 million to its qualified pension plan in 2005 in order to fund its minimum obligation in accordance with ERISA. In addition, the Company expects to contribute $1.9 million to its non-qualified pension plans to fund 2005 benefit payments. At this time, no discretionary contributions are expected to be made to the plans in 2005.

BENEFIT PAYMENTS

  The Company estimates that benefit payments over the next 10 years will be as follows:

                                                                                                          2010-
(IN MILLIONS)                            2005         2006         2007         2008         2009         2014
-----------------------------------------------------------------------------------------------------------------
Qualified pension plan                $     27.9   $     28.4   $     30.2   $     31.2   $     31.3   $    182.1
Non-qualified pension plan            $      1.9   $      2.1   $      2.2   $      2.4   $      2.3   $     11.4

The benefit payments are based on the same assumptions used to measure the Company's benefit obligations at the end of 2004.

DEFINED CONTRIBUTION PLANS

In addition to the defined benefit plans, AFC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 2004, 2003 and 2002, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expense related to this plan was $5.2 million, $5.4 million, and $5.0 million in 2004, 2003 and 2002, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

Effective January 1, 2005, coincident with the aforementioned decision to freeze the defined benefit plans, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. Additionally, the Company will make an annual contribution to employees' accounts which is equal to 3% of the employee's compensation. This annual contribution will be made regardless of whether the employee contributes to the plan, as long as the employee is employed on the last day of the year.

In addition, the Company also has a defined contribution plan for substantially all of its former Life Companies agents. The Company recognized expenses in 2003 and 2002 of $1.1 million and $3.1 million, respectively, related to this plan. There was no expense recognized in 2004 related to this plan. The termination of all agent contracts as of December 31, 2002 pursuant to the Life Companies restructuring (see Note 3 - Significant Transactions) resulted in a decrease in the expense in 2003. There will be no future agent or employer contributions to this plan.

12. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The Company ceased its distribution of proprietary life and annuity products in 2002 (see Note 14 - Segment Information) and terminated all life insurance and annuity agent contracts as of December 31, 2002. The population of agents receiving postretirement benefits was frozen as of this date. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act") was enacted. The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. The Company adopted the provisions of the Act effective July 1, 2004. The Company determined that its benefits were at least actuarially equivalent to those provided by Medicare, therefore, the Company recognized a reduction in its accumulated postretirement benefit obligation of $2.9 million in 2004. Additionally, the Company reduced its net periodic postretirement benefit cost for the period by $0.1 million as a result of implementing the provisions of the Act.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

OBLIGATION AND FUNDED STATUS
The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

DECEMBER 31                                                            2004          2003
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Change in benefit obligation:

Accumulated postretirement benefit obligation,
  beginning of year                                                 $     78.9    $     75.9

Service cost                                                               1.3           1.4

Interest cost                                                              4.2           4.9

Actuarial losses                                                           1.0          10.7

Plan amendments                                                          (12.3)         (9.6)

Benefits paid                                                             (4.1)         (4.4)
                                                                    ------------------------
Accumulated postretirement benefit obligation, end of year                69.0          78.9
                                                                    ------------------------
Fair value of plan assets, end of year                                       -             -
                                                                    ------------------------
Funded status of plan                                                    (69.0)        (78.9)

Unamortized prior service cost                                           (19.6)        (10.5)

Unrecognized net actuarial losses                                          5.1           4.5
                                                                    ------------------------
Accumulated postretirement benefit costs                            $    (83.5)   $    (84.9)
                                                                    ------------------------

Plan amendments in 2004 and 2003 resulted in a benefit of $12.3 million and $9.6 million, respectively. The amendments reflect net increases in certain home office and agent retiree contributions, deductibles and co-payments, thereby lowering plan costs. In addition, the 2004 plan amendments include the implementation of a cap on future medical and drug claims for plan participants under the age of 65.

The Company estimates that benefit payments over the next 10 years will be as follows:

     FOR THE YEARS ENDED DECEMBER 31,
     ---------------------------------------------------------------------------------------
     (IN MILLIONS)
     2005                                                                         $      4.0
     2006                                                                                3.8
     2007                                                                                3.9
     2008                                                                                3.9
     2009                                                                                4.0
     2010-2014                                                                          21.2

The benefit payments are based on the same assumptions used to measure the Company's benefit obligation at the end of 2004 and reflect benefits attributable to estimated future service.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS
The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,                        2004          2003         2002
-------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                         $      1.3    $      1.4    $      2.2
Interest cost                                               4.2           4.9           5.0
Recognized net actuarial (gain) loss                       (3.2)          0.2          (0.3)
Amortization of prior service cost                          0.4          (1.9)         (2.2)
Curtailment gain and special termination benefits             -             -          (6.8)
                                                     --------------------------------------
Net periodic postretirement cost (benefit)           $      2.7    $      4.6    $     (2.1)
-------------------------------------------------------------------------------------------

The Company allocated approximately $1.4 million, $2.9 million and $(1.3) million of the net periodic postretirement cost (benefit) to its affiliated companies in 2004, 2003, and 2002 respectively.

As a result of the Life Companies restructuring in 2002 (see Note 3 - Significant Transactions), the Company recognized a curtailment gain and special termination benefit costs related to its postretirement benefit plans. The curtailment gain resulted from the effect of agent terminations related to those not fully eligible for benefits, while the special termination benefit costs reflect acceleration of retirement criteria for selected terminated employees.

As a result of the Company's merger with Allmerica P&C in 1997, certain postretirement liabilities were reduced to reflect their fair value as of the merger date. These postretirement liabilities were reduced by $0.9 million and $1.7 million in 2004 and 2003, respectively, which reflects fair value, net of applicable amortization.

ASSUMPTIONS

The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31                               2004         2003
----------------------------------------------------------------------------------
Postretirement benefit obligations discount rate               5.63%         5.875%
Postretirement benefit cost discount rate                      5.875%        6.25%

Assumed health care cost trend rates are as follows:

DECEMBER 31                                                    2004         2003
----------------------------------------------------------------------------------
Health care cost trend rate assumed for next year                 10%           10%
Rate to which the cost trend is assumed to decline
         (ultimate trend rate)                                     5%            5%
Year the rate reaches the ultimate trend rate                   2012          2012

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                     1-PERCENTAGE POINT   1-PERCENTAGE POINT
                                                          INCREASE             DECREASE
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total of service and interest cost              $   0.3             $   (0.2)
  during
Effect on accumulated postretirement benefit
  at December 31, 2004                                    $   2.0             $   (1.7)

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

13. DIVIDEND RESTRICTIONS

Massachusetts have enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of AFLIAC and FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2002, AFLIAC, previously a Delaware domiciled life insurance company, became a Massachusetts domiciled life insurance company. On December 31, 2002, AFLIAC became a direct subsidiary of AFC as well as the immediate parent of FAFLIC, which remains a Massachusetts domiciled life insurance company. As a result of this transaction, and in consideration of the decision not to write new business, AFC agreed with the Massachusetts Commissioner of Insurance to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $123.2 million at December 31, 2004. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $581.9 million at December 31, 2004 for AFLIAC. The Company Action Level is the first level in which the Massachusetts Commissioner of Insurance would mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from AFC. In the fourth quarters of 2004 and 2003, with permission from the Massachusetts Commissioner of Insurance, AFLIAC declared a return of capital of $75.0 million and a dividend of $25.0 million, respectively, to its parent, AFC. No dividends were declared by AFLIAC or FAFLIC to their parent in 2002, and neither company can pay dividends to their parent without prior approval from the Massachusetts Commissioner of Insurance.

14. SEGMENT INFORMATION

The Company offers financial products and services and conducts business in one operating segment, The Life Companies. To the extent a company has multiple operating segments, which the Company did prior to 2004, Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, requires the disclosure of the separate financial information of each segment presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

The Life Companies segment consists of the former Allmerica Financial Services segment, the GIC business (formerly part of the Asset Management segment) and the discontinued group life and health business, including group life and health voluntary pools (the former Corporate Risk Management Services segment). The Life Companies segment manages a block of existing variable annuity, variable universal life and traditional life insurance products, GICs, and certain group retirement products. During 2003, the Company managed this existing life insurance business and also operated an independent broker/dealer business, which distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of the retail business of its independent broker/dealer. In addition, prior to September 30, 2002, this segment actively manufactured and sold variable annuities, variable universal life and traditional life insurance products, as well as the Company's GIC products. GICs are investment contracts with either short-term or long-term maturities, which are issued to institutional buyers or to various business or charitable trusts. The assets and liabilities of the Company's discontinued group life and health business were previously reported in the Property and Casualty segment. In addition, during 2004, we allocated corporate overhead costs that were previously reported in the Company's former Corporate segment to the four operating segments.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

15. LEASE COMMITMENTS

Rental expenses for operating leases amounted to $0.5 million and $9.7 million in 2004 and 2003, respectively. These expenses relate primarily to building leases of the Company.

In 2003, the Company ceased operations of its retail broker/dealer operations (see Note 3 - Significant Transactions). As a result, the Company recognized certain additional rental expenses as restructuring costs. Such amounts were $13.8 million in 2003, which reflects the present value of the future minimum lease payments, as well as $7.4 million of estimated sublease rental income. In 2004, the Company recognized an additional $0.4 million of these lease expenses as restructuring costs.

At December 31, 2004, future minimum rental payments under non-cancelable operating leases, including those related to the Company's restructuring activities, were approximately $21.1 million, payable as follows: 2005 - $8.2 million; 2006 - $6.1 million; 2007 - $3.8 million; 2008 - $2.3; and $0.7 million thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment.

16. REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of its universal life insurance business (see Note 3 - Significant Transactions). Reinsurance recoverables related to this agreement were $571.0 million and $625.3 million at December 31, 2004 and 2003, respectively. This balance represents approximately 57.9% and 60.1% of the Company's reinsurance recoverables at December 31, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

   The effects of reinsurance were as follows:

   FOR THE YEARS ENDED DECEMBER 31
   (IN MILLIONS)                                               2004           2003          2002
   ------------------------------------------------------------------------------------------------
   Life and accident and health insurance premiums:
        Direct                                               $     80.2    $     81.2    $     84.2
        Assumed                                                     0.5           0.5           0.6
        Ceded                                                     (41.2)        (39.8)        (36.7)
                                                             --------------------------------------
   Net premiums                                              $     39.5    $     41.9    $     48.1
                                                             ======================================

   Life and accident and health insurance and other
     individual policy benefits, claims, losses and loss
     adjustment expenses:
        Direct                                               $    294.3    $    347.5    $    551.9
        Assumed                                                    (1.2)         (1.5)         (4.0)
        Ceded                                                     (62.0)        (80.8)        (62.3)
                                                             --------------------------------------
   Net policy benefits, claims, losses and loss
     adjustment expenses                                     $    231.1    $    265.2    $    485.6
                                                             --------------------------------------

17. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

  FOR THE YEARS ENDED DECEMBER 31
  (IN MILLIONS)                                                2004           2003          2002
  -------------------------------------------------------------------------------------------------
  Balance at beginning of year                               $    894.6    $  1,030.1    $  1,588.4
  Acquisition expenses deferred                                     2.8          10.3         269.2
  Amortized to expense during the year                            (94.8)       (140.6)       (496.9)
  Adoption of SOP 03-1                                            (93.0)            -             -
  Impairment of DAC asset related to annuity business              (7.1)         (4.5)       (159.0)
  Amortization related to sale of universal life
     insurance business                                               -             -        (155.9)
  Adjustment to equity during the year                             (8.4)         (0.7)        (15.7)
                                                             ---------------------------------------
  Balance at end of year                                     $    694.1    $    894.6    $  1,030.1
                                                             =======================================

The Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $89.7 million. SOP 03-1 also required that estimated gross profits used to calculate the amortization of DAC be adjusted to reflect increases in the guaranteed minimum benefit reserves. This resulted in a $3.3 million reduction in the DAC asset in 2004. For further discussion of the adoption of SOP 03-1, see Note 3, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

Prior to September 30, 2002, the Company manufactured and sold variable annuities, variable universal life and traditional life insurance products. During 2004, 2003 and 2002, the Company determined that the DAC asset related to certain distribution channels for the annuity business exceeded the present value of total expected gross profits. Therefore, the Company recognized permanent impairments of the DAC asset of $7.1 million, $4.5 million and $159.0 million, respectively, related to these items. Additionally, the Company ceased all new sales of proprietary variable annuities and life insurance products. Also, in 2002, the Company recognized a permanent impairment related to the universal life DAC asset of $155.9 million due to the sale of that business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

18. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSE

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $440.9 million, $437.3 million and $434.8 million at December 31, 2004, 2003 and 2002, respectively. Reinsurance recoverables related to this business were $325.1 million, $322.4 million and $329.3 million in 2004, 2003 and 2002, respectively.

19. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION
On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP v. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who AFLIAC subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that AFLIAC imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. The Company filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from AFLIAC's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

The Company intends to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken by the Company, the investment management industry and regulators, to defer or eliminate market timing, including the implementation of "fair value" pricing.

The monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the Company's financial position. However, in the Company's judgment, the outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period. The date for the damage phase of the litigation has been postponed and a new date has not yet been set.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to "market timing" in sub-accounts of variable annuity and life products, "revenue sharing" and other matters, and regulatory inquiries into compensation arrangements with brokers and agents. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial position, although they could have a material effect on the results of operations for a particular quarter or annual period.

20. RELATED PARTY TRANSACTIONS

AFLIAC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. Amounts charged by AFLIAC to its affiliates for these services are based on full cost including all direct and indirect overhead costs, that amounted to $167.5 million, $160.0 million and $350.6 million in 2004, 2003 and 2002 respectively. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $32.0 million and $20.5 million at December 31, 2004 and 2003, respectively.

In accordance with the above agreement, AFLIAC has allocated an increase of $9.5 million of the minimum pension liability as of December 31, 2004 and allocated a decrease of $46.2 million of the minimum pension liability as of December 31, 2003. AFLIAC allocated an increase of $76.0 million of the minimum pension liability as of December 31, 2002.

In December 2004, the Company declared a return of capital of $75.0 million to its parent, AFC. In January 2005 the Company distributed the return of capital, consisting of $74.9 million of securities and $0.1 million of cash.

In December 2003, the Company paid a dividend of $25.0 million to its parent, AFC, consisting of $24.8 million of securities and $0.2 million of cash.

In December 2002, the Company's parent, AFC declared a $20.0 million contribution of capital consisting of $19.9 million of fixed maturity securities and $0.1 million of cash that was paid in the first quarter of 2003.

In June 2002, the Company's parent, AFC, declared a $158.0 million contribution of capital consisting of $93.2 million of fixed maturity securities and $64.8 million of cash that was paid in the third quarter of 2002.

In March 2002, the Company's parent, AFC, declared a $10.0 million contribution of capital consisting of approximately $9.4 million of fixed maturity securities and $0.6 million of cash paid in the second quarter of 2002.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

21. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net income (loss) and surplus are as follows:

                                                     UNAUDITED
                                                        2004         2003         2002
-----------------------------------------------------------------------------------------
(IN MILLIONS)
Statutory Net Income (Loss) - Combined
  Life and Health Companies                               204.6          9.0       (296.0)
Statutory Shareholders' Surplus - Combined
  Life and Health Companies                               555.6        495.6        427.1

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of Allmerica Financial Life
Insurance and Annuity Company and the Contract
Owners of Separate Account VA-P of Allmerica
Financial Life Insurance and Annuity Company:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Separate Account VA-P of Allmerica Financial Life Insurance and Annuity Company at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
April 4, 2005

SEPARATE ACCOUNT VA-P

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

                                                                             PIONEER                             PIONEER
                                                                             AMERICA           PIONEER          EMERGING
                                                                             INCOME           BALANCED           MARKETS
                                                                               VCT               VCT               VCT
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $    31,802,648   $    34,956,704   $     8,323,701
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................               121                 -                 -
                                                                         ---------------   ---------------   ---------------
    Total  assets ....................................................        31,802,769        34,956,704         8,323,701

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $    31,802,769   $    34,956,704   $     8,323,701
                                                                         ===============   ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $    31,802,769   $    34,956,704   $     8,323,701
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    32,299,618   $    34,325,150   $     5,882,689
Underlying Fund shares held ..........................................         3,145,663         2,427,549           406,431

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................        21,608,695        21,289,581         4,264,364
  Net asset value per unit, December 31, 2004 ........................   $      1.471758   $      1.641963   $      1.951921

                                                                             PIONEER
                                                                             EQUITY            PIONEER
                                                                             INCOME            EUROPE
                                                                               VCT               VCT
                                                                         ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $   115,690,762   $     9,360,490
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -
                                                                         ---------------   ---------------
    Total  assets ....................................................       115,690,762         9,360,490

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................            13,723                 -
                                                                         ---------------   ---------------
    Net assets .......................................................   $   115,677,039   $     9,360,490
                                                                         ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $   115,677,039   $     9,360,490
                                                                         ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    98,667,152   $     7,548,467
Underlying Fund shares held ..........................................         5,621,514           879,745

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................        43,576,515         9,297,619
  Net asset value per unit, December 31, 2004 ........................   $      2.654573   $      1.006762

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

December 31, 2004

                                                                                               PIONEER           PIONEER
                                                                             PIONEER           GROWTH             HIGH
                                                                              FUND             SHARES             YIELD
                                                                               VCT               VCT               VCT
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $   139,779,899   $    31,728,326   $    51,213,294
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Total  assets ....................................................       139,779,899        31,728,326        51,213,294

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................            21,153            17,156                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $   139,758,746   $    31,711,170   $    51,213,294
                                                                         ===============   ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $   139,758,746   $    31,711,170   $    51,213,294
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $   133,802,602   $    46,528,527   $    45,534,478
Underlying Fund shares held ..........................................         6,795,328         2,433,154         4,388,457

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................        99,700,273        36,643,198        31,839,382
  Net asset value per unit, December 31, 2004 ........................   $      1.401789   $      0.865404   $      1.608489

                                                                             PIONEER           PIONEER
                                                                          INTERNATIONAL        MID CAP
                                                                              VALUE             VALUE
                                                                               VCT               VCT
                                                                         ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $    22,550,068   $   105,273,732
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -
                                                                         ---------------   ---------------
    Total  assets ....................................................        22,550,068       105,273,732

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................            30,511            12,415
                                                                         ---------------   ---------------
    Net assets .......................................................   $    22,519,557   $   105,261,317
                                                                         ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $    22,519,557   $   105,261,317
                                                                         ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    18,766,463   $    67,118,454
Underlying Fund shares held ..........................................         1,898,154         4,267,277

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................        18,589,803        35,358,245
  Net asset value per unit, December 31, 2004 ........................   $      1.211393   $      2.976995

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

December 31, 2004

                                                                                              PIONEER            PIONEER
                                                                             PIONEER            REAL              SMALL
                                                                              MONEY            ESTATE              CAP
                                                                             MARKET            SHARES             VALUE
                                                                               VCT               VCT               VCT
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $    22,062,228   $    27,213,585   $    10,024,066
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Total  assets ....................................................        22,062,228        27,213,585        10,024,066

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $    22,062,228   $    27,213,585   $    10,024,066
                                                                         ===============   ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $    22,062,228   $    27,213,585   $    10,024,066
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    22,062,228   $    17,408,084   $     7,471,578
Underlying Fund shares held ..........................................        22,062,228         1,119,901           667,381

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................        18,144,533         7,964,625         6,975,923
  Net asset value per unit, December 31, 2004 ........................   $      1.215916   $      3.416807   $      1.436952

                                                                             PIONEER           PIONEER
                                                                              SMALL           STRATEGIC
                                                                             COMPANY           INCOME
                                                                               VCT               VCT
                                                                         ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $     3,605,233   $    20,061,143
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -
                                                                         ---------------   ---------------
    Total  assets ....................................................         3,605,233        20,061,143

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -
                                                                         ---------------   ---------------
    Net assets .......................................................   $     3,605,233   $    20,061,143
                                                                         ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $     3,605,233   $    20,061,143
                                                                         ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $     2,909,379   $    18,008,633
Underlying Fund shares held ..........................................           277,967         1,781,629

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................         2,937,925        13,004,785
  Net asset value per unit, December 31, 2004 ........................   $      1.227136   $      1.542597

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

December 31, 2004

                                                                                                                ALLIANCE-
                                                                            AIM V.I.          AIM V.I.          BERNSTEIN
                                                                           AGGRESSIVE          CAPITAL           PREMIER
                                                                             GROWTH         APPRECIATION         GROWTH
                                                                            SERIES I          SERIES I           CLASS B
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $     2,595,923   $    12,417,251   $    19,522,873
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Total  assets ....................................................         2,595,923        12,417,251        19,522,873

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $     2,595,923   $    12,417,251   $    19,522,873
                                                                         ===============   ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $     2,595,923   $    12,417,251   $    19,522,873
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $     2,238,110   $    16,231,407   $    27,488,231
Underlying Fund shares held ..........................................           219,250           547,257           844,780

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................         3,287,210        19,700,447        34,431,936
  Net asset value per unit, December 31, 2004 ........................   $      0.789704   $      0.630303   $      0.566999

                                                                                            DELAWARE VIP
                                                                            ALLIANCE-          GROWTH
                                                                            BERNSTEIN       OPPORTUNITIES
                                                                           TECHNOLOGY          SERVICE
                                                                             CLASS B            CLASS
                                                                         ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $     8,390,062   $     6,325,579
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -
                                                                         ---------------   ---------------
    Total  assets ....................................................         8,390,062         6,325,579

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -
                                                                         ---------------   ---------------
    Net assets .......................................................   $     8,390,062   $     6,325,579
                                                                         ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $     8,390,062   $     6,325,579
                                                                         ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    12,296,867   $     5,613,897
Underlying Fund shares held ..........................................           556,370           400,100

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................        20,949,335         8,098,576
  Net asset value per unit, December 31, 2004 ........................   $      0.400493   $      0.781073

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

December 31, 2004

                                                                            DELAWARE
                                                                               VIP             FT VIP            FT VIP
                                                                             SELECT           FRANKLIN          TEMPLETON
                                                                             GROWTH             SMALL            FOREIGN
                                                                             SERVICE             CAP           SECURITIES
                                                                              CLASS            CLASS 2           CLASS 2
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $     5,138,325   $    15,415,389   $     4,815,615
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Total  assets ....................................................         5,138,325        15,415,389         4,815,615

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $     5,138,325   $    15,415,389   $     4,815,615
                                                                         ===============   ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $     5,138,325   $    15,415,389   $     4,815,615
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $     6,424,009   $    13,674,023   $     3,896,523
Underlying Fund shares held ..........................................           612,434           793,381           335,583

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................         8,928,748        21,198,891         3,825,347
  Net asset value per unit, December 31, 2004 ........................   $      0.575481   $      0.727179   $      1.258870

                                                                             FT VIP
                                                                            TEMPLETON
                                                                             GLOBAL          VAN KAMPEN
                                                                              ASSET             LIT
                                                                           ALLOCATION         EMERGING
                                                                             CLASS 2           GROWTH
                                                                         ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $     6,711,481   $    10,840,116
Receivable from Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -
                                                                         ---------------   ---------------
    Total  assets ....................................................         6,711,481        10,840,116

LIABILITIES:
Payable to Allmerica Financial Life Insurance and Annuity
  Company (Sponsor) ..................................................                 -                 -
                                                                         ---------------   ---------------
    Net assets .......................................................   $     6,711,481   $    10,840,116
                                                                         ===============   ===============

Net asset distribution by category:
 Variable annuity contracts ..........................................   $     6,711,481   $    10,840,116
                                                                         ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $     5,246,643   $    14,304,527
Underlying Fund shares held ..........................................           320,357           416,607

Units outstanding and net asset value per unit:
  Units outstanding, December 31, 2004 ...............................         5,406,281        22,894,414
  Net asset value per unit, December 31, 2004 ........................   $      1.241423   $      0.473483

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

                                                                             PIONEER                             PIONEER
                                                                             AMERICA           PIONEER          EMERGING
                                                                             INCOME           BALANCED           MARKETS
                                                                               VCT               VCT               VCT
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $     2,054,298   $       781,896   $        62,765
                                                                         ---------------   ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................           447,794           469,858            95,814
  Administrative expense fees ........................................            53,735            56,383            11,497
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................           501,529           526,241           107,311
                                                                         ---------------   ---------------   ---------------

    Net investment income (loss) .....................................         1,552,769           255,655           (44,546)
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -                 -                 -
  Net realized gain (loss) from sales of investments .................           (90,741)           (5,033)          398,425
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................           (90,741)           (5,033)          398,425
  Change in unrealized gain (loss) ...................................          (772,438)          908,880           799,630
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................          (863,179)          903,847         1,198,055
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       689,590   $     1,159,502   $     1,153,509
                                                                         ===============   ===============   ===============

                                                                             PIONEER
                                                                             EQUITY            PIONEER
                                                                             INCOME            EUROPE
                                                                               VCT               VCT
                                                                         ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $     2,556,734   $        65,098
                                                                         ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................         1,417,660           109,318
  Administrative expense fees ........................................           170,119            13,118
                                                                         ---------------   ---------------
    Total expenses ...................................................         1,587,779           122,436
                                                                         ---------------   ---------------

    Net investment income (loss) .....................................           968,955           (57,338)
                                                                         ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -                 -
  Net realized gain (loss) from sales of investments .................         1,379,953           121,652
                                                                         ---------------   ---------------
    Net realized gain (loss) .........................................         1,379,953           121,652
  Change in unrealized gain (loss) ...................................        13,107,832         1,307,192
                                                                         ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................        14,487,785         1,428,844
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $    15,456,740   $     1,371,506
                                                                         ===============   ===============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

For the Year Ended December 31, 2004

                                                                                               PIONEER           PIONEER
                                                                             PIONEER           GROWTH             HIGH
                                                                              FUND             SHARES             YIELD
                                                                               VCT               VCT               VCT
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $     1,567,958   $             -   $     2,764,988
                                                                         ---------------   ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................         1,752,147           404,079           642,433
  Administrative expense fees ........................................           210,258            48,489            77,092
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................         1,962,405           452,568           719,525
                                                                         ---------------   ---------------   ---------------

    Net investment income (loss) .....................................          (394,447)         (452,568)        2,045,463
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -                 -           199,656
  Net realized gain (loss) from sales of investments .................          (895,251)       (3,627,442)        1,379,142
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................          (895,251)       (3,627,442)        1,578,798
  Change in unrealized gain (loss) ...................................        13,869,303         5,509,788          (634,058)
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................        12,974,052         1,882,346           944,740
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $    12,579,605   $     1,429,778   $     2,990,203
                                                                         ===============   ===============   ===============

                                                                             PIONEER           PIONEER
                                                                          INTERNATIONAL        MID CAP
                                                                              VALUE             VALUE
                                                                               VCT               VCT
                                                                         ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $       111,937   $       367,840
                                                                         ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................           267,225         1,263,856
  Administrative expense fees ........................................            32,067           151,663
                                                                         ---------------   ---------------
    Total expenses ...................................................           299,292         1,415,519
                                                                         ---------------   ---------------

    Net investment income (loss) .....................................          (187,355)       (1,047,679)
                                                                         ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -           963,281
  Net realized gain (loss) from sales of investments .................           204,366         5,178,639
                                                                         ---------------   ---------------
    Net realized gain (loss) .........................................           204,366         6,141,920
  Change in unrealized gain (loss) ...................................         3,311,688        13,549,722
                                                                         ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................         3,516,054        19,691,642
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $     3,328,699   $    18,643,963
                                                                         ===============   ===============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

For the Year Ended December 31, 2004

                                                                                              PIONEER            PIONEER
                                                                             PIONEER            REAL              SMALL
                                                                              MONEY            ESTATE              CAP
                                                                             MARKET            SHARES             VALUE
                                                                               VCT               VCT               VCT
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $       182,838   $       896,672   $             -
                                                                         ---------------   ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................           363,090           299,145           112,885
  Administrative expense fees ........................................            43,571            35,898            13,547
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................           406,661           335,043           126,432
                                                                         ---------------   ---------------   ---------------

    Net investment income (loss) .....................................          (223,823)          561,629          (126,432)
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -                 -                 -
  Net realized gain (loss) from sales of investments .................                 -         1,491,391           447,753
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................                 -         1,491,391           447,753
  Change in unrealized gain (loss) ...................................                 -         4,938,126         1,195,040
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................                 -         6,429,517         1,642,793
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $      (223,823)  $     6,991,146   $     1,516,361
                                                                         ===============   ===============   ===============

                                                                             PIONEER           PIONEER
                                                                              SMALL           STRATEGIC
                                                                             COMPANY           INCOME
                                                                               VCT               VCT
                                                                         ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $             -   $     1,165,376
                                                                         ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................            43,985           245,008
  Administrative expense fees ........................................             5,278            29,401
                                                                         ---------------   ---------------
    Total expenses ...................................................            49,263           274,409
                                                                         ---------------   ---------------

    Net investment income (loss) .....................................           (49,263)          890,967
                                                                         ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -           283,827
  Net realized gain (loss) from sales of investments .................           145,228           474,074
                                                                         ---------------   ---------------
    Net realized gain (loss) .........................................           145,228           757,901
  Change in unrealized gain (loss) ...................................           287,080             9,030
                                                                         ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................           432,308           766,931
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       383,045   $     1,657,898
                                                                         ===============   ===============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

For the Year Ended December 31, 2004

                                                                                                                ALLIANCE-
                                                                            AIM V.I.          AIM V.I.          BERNSTEIN
                                                                           AGGRESSIVE          CAPITAL           PREMIER
                                                                             GROWTH         APPRECIATION         GROWTH
                                                                            SERIES I          SERIES I           CLASS B
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $             -   $             -   $             -
                                                                         ---------------   ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................            31,124           155,538           245,425
  Administrative expense fees ........................................             3,735            18,664            29,451
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................            34,859           174,202           274,876
                                                                         ---------------   ---------------   ---------------

    Net investment income (loss) .....................................           (34,859)         (174,202)         (274,876)
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -                 -                 -
  Net realized gain (loss) from sales of investments .................            55,894          (939,906)       (1,851,125)
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................            55,894          (939,906)       (1,851,125)
  Change in unrealized gain (loss) ...................................           192,247         1,674,353         3,360,988
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................           248,141           734,447         1,509,863
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       213,282   $       560,245   $     1,234,987
                                                                         ===============   ===============   ===============

                                                                                             DELAWARE VIP
                                                                            ALLIANCE-          GROWTH
                                                                            BERNSTEIN       OPPORTUNITIES
                                                                           TECHNOLOGY          SERVICE
                                                                             CLASS B            CLASS
                                                                         ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $             -   $             -
                                                                         ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................           107,511            76,731
  Administrative expense fees ........................................            12,902             9,207
                                                                         ---------------   ---------------
    Total expenses ...................................................           120,413            85,938
                                                                         ---------------   ---------------

    Net investment income (loss) .....................................          (120,413)          (85,938)
                                                                         ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -                 -
  Net realized gain (loss) from sales of investments .................        (1,745,543)           15,214
                                                                         ---------------   ---------------
    Net realized gain (loss) .........................................        (1,745,543)           15,214
  Change in unrealized gain (loss) ...................................         2,078,670           691,793
                                                                         ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................           333,127           707,007
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       212,714   $       621,069
                                                                         ===============   ===============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

For the Year Ended December 31, 2004

                                                                            DELAWARE
                                                                               VIP             FT VIP            FT VIP
                                                                             SELECT           FRANKLIN          TEMPLETON
                                                                             GROWTH             SMALL            FOREIGN
                                                                             SERVICE             CAP           SECURITIES
                                                                              CLASS            CLASS 2           CLASS 2
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $             -   $             -   $        44,781
                                                                         ---------------   ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................            66,041           182,287            50,859
  Administrative expense fees ........................................             7,925            21,874             6,103
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................            73,966           204,161            56,962
                                                                         ---------------   ---------------   ---------------

    Net investment income (loss) .....................................           (73,966)         (204,161)          (12,181)
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -                 -                 -
  Net realized gain (loss) from sales of investments .................          (335,530)          132,506            57,983
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................          (335,530)          132,506            57,983
  Change in unrealized gain (loss) ...................................           721,826         1,450,255           612,932
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................           386,296         1,582,761           670,915
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       312,330   $     1,378,600   $       658,734
                                                                         ===============   ===============   ===============

                                                                             FT VIP
                                                                            TEMPLETON
                                                                             GLOBAL          VAN KAMPEN
                                                                              ASSET              LIT
                                                                           ALLOCATION         EMERGING
                                                                             CLASS 2           GROWTH
                                                                         ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $       168,826   $             -
                                                                         ---------------   ---------------

EXPENSES:
  Mortality and expense risk fees ....................................            77,042           141,184
  Administrative expense fees ........................................             9,245            16,942
                                                                         ---------------   ---------------
    Total expenses ...................................................            86,287           158,126
                                                                         ---------------   ---------------

    Net investment income (loss) .....................................            82,539          (158,126)
                                                                         ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsor .................                 -                 -
  Net realized gain (loss) from sales of investments .................           151,341          (872,180)
                                                                         ---------------   ---------------
    Net realized gain (loss) .........................................           151,341          (872,180)
  Change in unrealized gain (loss) ...................................           582,930         1,595,386
                                                                         ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................           734,271           723,206
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       816,810   $       565,080
                                                                         ===============   ===============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      PIONEER
                                                                                      AMERICA                      PIONEER
                                                                                    INCOME VCT                  BALANCED VCT
                                                                                    YEAR ENDED                   YEAR ENDED
                                                                                   DECEMBER 31,                 DECEMBER 31,
                                                                           ----------------------------  --------------------------
                                                                                2004           2003          2004          2003
                                                                           -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $   1,552,769  $   1,468,324  $    255,655  $    226,310
  Net realized gain (loss) ...............................................       (90,741)       559,708        (5,033)     (919,085)
  Change in unrealized gain (loss) .......................................      (772,438)    (1,898,793)      908,880     6,299,268
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from operations ..................       689,590        129,239     1,159,502     5,606,493
                                                                           -------------  -------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................        61,284        151,548       116,715        94,689
  Withdrawals ............................................................    (4,283,420)   (10,057,429)   (5,415,020)   (6,500,818)
  Contract benefits ......................................................    (1,371,141)    (1,771,606)   (1,376,228)   (1,489,964)
  Contract charges .......................................................       (43,991)       (77,947)      (30,359)      (31,691)
  Transfers between sub-accounts (including Separate Account GPA), net ...    (5,207,017)   (12,056,640)      323,688       751,717
  Other transfers from (to) the General Account ..........................    (1,057,626)      (859,708)     (193,078)     (474,629)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions .......   (11,901,911)   (24,671,782)   (6,574,282)   (7,650,696)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets ..................................   (11,212,321)   (24,542,543)   (5,414,780)   (2,044,203)

NET ASSETS:
 Beginning of year .......................................................    43,015,090     67,557,633    40,371,484    42,415,687
                                                                           -------------  -------------  ------------  ------------
 End of year ............................................................. $  31,802,769  $  43,015,090  $ 34,956,704  $ 40,371,484
                                                                           =============  =============  ============  ============

                                                                                      PIONEER
                                                                                     EMERGING
                                                                                    MARKETS VCT
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                           ----------------------------
                                                                                2004           2003
                                                                           -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $     (44,546) $     (60,121)
  Net realized gain (loss) ...............................................       398,425       (336,699)
  Change in unrealized gain (loss) .......................................       799,630      3,229,236
                                                                           -------------  -------------
  Net increase (decrease) in net assets from operations ..................     1,153,509      2,832,416
                                                                           -------------  -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................         9,787         12,227
  Withdrawals ............................................................    (1,068,493)      (662,441)
  Contract benefits ......................................................      (210,970)      (167,357)
  Contract charges .......................................................        (9,932)        (7,708)
  Transfers between sub-accounts (including Separate Account GPA), net ...       398,484        302,982
  Other transfers from (to) the General Account ..........................         6,465         76,238
                                                                           -------------  -------------
  Net increase (decrease) in net assets from
    contract transactions ................................................      (874,659)      (446,059)
                                                                           -------------  -------------
  Net increase (decrease) in net assets ..................................       278,850      2,386,357

NET ASSETS:
 Beginning of year .......................................................     8,044,851      5,658,494
                                                                           -------------  -------------
 End of year ............................................................. $   8,323,701  $   8,044,851
                                                                           =============  =============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

                                                                                  PIONEER EQUITY                   PIONEER
                                                                                    INCOME VCT                   EUROPE VCT
                                                                                    YEAR ENDED                   YEAR ENDED
                                                                                   DECEMBER 31,                 DECEMBER 31,
                                                                           ----------------------------  --------------------------
                                                                               2004            2003           2004           2003
                                                                           -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $     968,955  $   1,066,771  $    (57,338) $    (78,484)
  Net realized gain (loss) ...............................................     1,379,953     (3,043,489)      121,652      (422,866)
  Change in unrealized gain (loss) .......................................    13,107,832     22,735,887     1,307,192     2,745,219
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from operations ..................    15,456,740     20,759,169     1,371,506     2,243,869
                                                                           -------------  -------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................       216,225        345,700        15,266        72,190
  Withdrawals ............................................................   (14,823,185)   (17,132,714)     (741,228)     (774,688)
  Contract benefits ......................................................    (3,365,637)    (3,816,399)     (205,916)     (345,551)
  Contract charges .......................................................      (114,278)      (110,505)      (17,532)      (17,131)
  Transfers between sub-accounts (including Separate Account GPA), net ...     2,141,870        466,893      (125,014)     (559,893)
  Other transfers from (to) the General Account ..........................      (478,353)      (115,577)     (108,490)      (21,316)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions .......   (16,423,358)   (20,362,602)   (1,182,914)   (1,646,389)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets ..................................      (966,618)       396,567       188,592       597,480

NET ASSETS:
 Beginning of year .......................................................   116,643,657    116,247,090     9,171,898     8,574,418
                                                                           -------------  -------------  ------------  ------------
 End of year ............................................................. $ 115,677,039  $ 116,643,657  $  9,360,490  $  9,171,898
                                                                           =============  =============  ============  ============

                                                                                     PIONEER
                                                                                     FUND VCT
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                           ----------------------------
                                                                               2004           2003
                                                                           -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $    (394,447) $    (385,201)
  Net realized gain (loss) ...............................................      (895,251)    (6,300,620)
  Change in unrealized gain (loss) .......................................    13,869,303     33,632,048
                                                                           -------------  -------------
  Net increase (decrease) in net assets from operations ..................    12,579,605     26,946,227
                                                                           -------------  -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................       432,851        500,930
  Withdrawals ............................................................   (13,892,026)   (14,656,557)
  Contract benefits ......................................................    (4,438,731)    (4,097,059)
  Contract charges .......................................................      (195,586)      (195,029)
  Transfers between sub-accounts (including Separate Account GPA), net ...    (2,274,696)       252,771
  Other transfers from (to) the General Account ..........................       323,511       (189,671)
                                                                           -------------  -------------
  Net increase (decrease) in net assets from contract transactions .......   (20,044,677)   (18,384,615)
                                                                           -------------  -------------
  Net increase (decrease) in net assets ..................................    (7,465,072)     8,561,612

NET ASSETS:
 Beginning of year .......................................................   147,223,818    138,662,206
                                                                           -------------  -------------
 End of year ............................................................. $ 139,758,746  $ 147,223,818
                                                                           =============  =============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

                                                                                     PIONEER                      PIONEER
                                                                                      GROWTH                        HIGH
                                                                                    SHARES VCT                   YIELD VCT
                                                                                    YEAR ENDED                   YEAR ENDED
                                                                                   DECEMBER 31,                 DECEMBER 31,
                                                                           ----------------------------  --------------------------
                                                                                2004           2003          2004          2003
                                                                           -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $    (452,568) $    (474,226) $  2,045,463  $  2,893,217
  Net realized gain (loss) ...............................................    (3,627,442)    (6,340,272)    1,578,798       644,081
  Change in unrealized gain (loss) .......................................     5,509,788     13,938,817      (634,058)    9,477,358
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from operations ..................     1,429,778      7,124,319     2,990,203    13,014,656
                                                                           -------------  -------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................        97,369        116,686       141,035       453,951
  Withdrawals ............................................................    (3,320,075)    (3,830,452)   (5,218,905)   (5,307,563)
  Contract benefits ......................................................    (1,111,065)    (1,081,770)   (1,336,878)     (431,156)
  Contract charges .......................................................       (30,957)       (35,895)      (96,788)      (91,727)
  Transfers between sub-accounts (including Separate Account GPA), net ...      (661,224)    (1,136,449)   (1,390,629)    7,563,753
  Other transfers from (to) the General Account ..........................       160,753       (159,493)      (79,914)      547,502
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions .......    (4,865,199)    (6,127,373)   (7,982,079)    2,734,760
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets ..................................    (3,435,421)       996,946    (4,991,876)   15,749,416

NET ASSETS:
 Beginning of year .......................................................    35,146,591     34,149,645    56,205,170    40,455,754
                                                                           -------------  -------------  ------------  ------------
 End of year ............................................................. $  31,711,170  $  35,146,591  $ 51,213,294  $ 56,205,170
                                                                           =============  =============  ============  ============

                                                                                     PIONEER
                                                                                  INTERNATIONAL
                                                                                    VALUE VCT
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                           ----------------------------
                                                                                2004           2003
                                                                           -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $    (187,355) $    (137,512)
  Net realized gain (loss) ...............................................       204,366     (1,065,527)
  Change in unrealized gain (loss) .......................................     3,311,688      6,277,472
                                                                           -------------  -------------
  Net increase (decrease) in net assets from operations ..................     3,328,699      5,074,433
                                                                           -------------  -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................        73,676        146,767
  Withdrawals ............................................................    (2,912,366)    (3,726,065)
  Contract benefits ......................................................      (718,480)      (505,861)
  Contract charges .......................................................       (16,529)       (16,055)
  Transfers between sub-accounts (including Separate Account GPA), net ...       203,078        109,838
  Other transfers from (to) the General Account ..........................       320,340        137,405
                                                                           -------------  -------------
  Net increase (decrease) in net assets from contract transactions .......    (3,050,281)    (3,853,971)
                                                                           -------------  -------------
  Net increase (decrease) in net assets ..................................       278,418      1,220,462

NET ASSETS:
 Beginning of year .......................................................    22,241,139     21,020,677
                                                                           -------------  -------------
 End of year ............................................................. $  22,519,557  $  22,241,139
                                                                           =============  =============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

                                                                                     PIONEER
                                                                                     MID CAP                   PIONEER MONEY
                                                                                    VALUE VCT                    MARKET VCT
                                                                                    YEAR ENDED                   YEAR ENDED
                                                                                   DECEMBER 31,                 DECEMBER 31,
                                                                           ----------------------------  --------------------------
                                                                                2004           2003          2004          2003
                                                                           -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $  (1,047,679) $    (961,403) $   (223,823) $   (388,503)
  Net realized gain (loss) ...............................................     6,141,920        978,748             -             -
  Change in unrealized gain (loss) .......................................    13,549,722     27,687,819             -             -
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from operations ..................    18,643,963     27,705,164      (223,823)     (388,503)
                                                                           -------------  -------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................       254,478        455,313       120,278       190,841
  Withdrawals ............................................................   (14,202,743)   (15,061,832)   (8,089,797)  (16,230,110)
  Contract benefits ......................................................    (2,243,642)    (2,341,902)   (1,322,664)   (1,253,656)
  Contract charges .......................................................      (116,671)      (102,257)      (43,197)      (69,868)
  Transfers between sub-accounts (including Separate Account GPA), net ...     1,472,700      2,318,852       227,328    (5,467,606)
  Other transfers from (to) the General Account ..........................      (121,804)       (40,585)   (2,878,476)   (1,215,999)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions .......   (14,957,682)   (14,772,411)  (11,986,528)  (24,046,398)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets ..................................     3,686,281     12,932,753   (12,210,351)  (24,434,901)

NET ASSETS:
 Beginning of year .......................................................   101,575,036     88,642,283    34,272,579    58,707,480
                                                                           -------------  -------------  ------------  ------------
 End of year ............................................................. $ 105,261,317  $ 101,575,036  $ 22,062,228  $ 34,272,579
                                                                           =============  =============  ============  ============

                                                                                     PIONEER
                                                                                   REAL ESTATE
                                                                                    SHARES VCT
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                           ----------------------------
                                                                                2004           2003
                                                                           -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $     561,629  $     746,774
  Net realized gain (loss) ...............................................     1,491,391        386,529
  Change in unrealized gain (loss) .......................................     4,938,126      4,924,115
                                                                           -------------  -------------
  Net increase (decrease) in net assets from operations ..................     6,991,146      6,057,418
                                                                           -------------  -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................        54,487         81,366
  Withdrawals ............................................................    (3,632,140)    (3,169,808)
  Contract benefits ......................................................      (748,248)      (409,246)
  Contract charges .......................................................       (27,738)       (24,474)
  Transfers between sub-accounts (including Separate Account GPA), net ...       859,616        446,363
  Other transfers from (to) the General Account ..........................       (99,530)      (223,505)
                                                                           -------------  -------------
  Net increase (decrease) in net assets from contract transactions .......    (3,593,553)    (3,299,304)
                                                                           -------------  -------------
  Net increase (decrease) in net assets ..................................     3,397,593      2,758,114

NET ASSETS:
 Beginning of year .......................................................    23,815,992     21,057,878
                                                                           -------------  -------------
 End of year ............................................................. $  27,213,585  $  23,815,992
                                                                           =============  =============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

                                                                                     PIONEER
                                                                                    SMALL CAP                  PIONEER SMALL
                                                                                    VALUE VCT                   COMPANY VCT
                                                                                    YEAR ENDED                   YEAR ENDED
                                                                                   DECEMBER 31,                 DECEMBER 31,
                                                                           ----------------------------  --------------------------
                                                                                2004           2003          2004          2003
                                                                           -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $    (126,432) $     (84,574) $    (49,263) $    (46,787)
  Net realized gain (loss) ...............................................       447,753       (208,499)      145,228      (189,526)
  Change in unrealized gain (loss) .......................................     1,195,040      2,087,403       287,080       953,342
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from operations ..................     1,516,361      1,794,330       383,045       717,029
                                                                           -------------  -------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................        34,001         39,619         5,329        16,010
  Withdrawals ............................................................      (944,976)      (631,112)     (354,105)     (459,849)
  Contract benefits ......................................................      (212,358)       (32,098)     (100,083)      (33,042)
  Contract charges .......................................................       (14,302)       (10,131)       (7,414)       (7,528)
  Transfers between sub-accounts (including Separate Account GPA), net ...     1,180,839      1,433,567       (89,618)      159,655
  Other transfers from (to) the General Account ..........................       112,012        310,490        32,859        18,067
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions .......       155,216      1,110,335      (513,032)     (306,687)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets ..................................     1,671,577      2,904,665      (129,987)      410,342

NET ASSETS:
 Beginning of year .......................................................     8,352,489      5,447,824     3,735,220     3,324,878
                                                                           -------------  -------------  ------------  ------------
 End of year ............................................................. $  10,024,066  $   8,352,489  $  3,605,233  $  3,735,220
                                                                           =============  =============  ============  ============

                                                                                     PIONEER
                                                                                    STRATEGIC
                                                                                    INCOME VCT
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                           ----------------------------
                                                                                2004           2003
                                                                           -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $     890,967  $     808,195
  Net realized gain (loss) ...............................................       757,901        500,316
  Change in unrealized gain (loss) .......................................         9,030      1,629,035
                                                                           -------------  -------------
  Net increase (decrease) in net assets from operations ..................     1,657,898      2,937,546
                                                                           -------------  -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................        67,167        137,938
  Withdrawals ............................................................    (2,458,914)    (3,730,414)
  Contract benefits ......................................................      (549,424)      (395,342)
  Contract charges .......................................................       (34,415)       (28,851)
  Transfers between sub-accounts (including Separate Account GPA), net ...     2,836,196      4,697,987
  Other transfers from (to) the General Account ..........................         8,909        841,286
                                                                           -------------  -------------
  Net increase (decrease) in net assets from contract transactions .......      (130,481)     1,522,604
                                                                           -------------  -------------
  Net increase (decrease) in net assets ..................................     1,527,417      4,460,150

NET ASSETS:
 Beginning of year .......................................................    18,533,726     14,073,576
                                                                           -------------  -------------
 End of year ............................................................. $  20,061,143  $  18,533,726
                                                                           =============  =============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

                                                                               AIM V.I. AGGRESSIVE                AIM V.I.
                                                                                      GROWTH                      CAPITAL
                                                                                     SERIES I              APPRECIATION SERIES I
                                                                                    YEAR ENDED                   YEAR ENDED
                                                                                   DECEMBER 31,                 DECEMBER 31,
                                                                           ----------------------------  --------------------------
                                                                                2004           2003          2004          2003
                                                                           -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $     (34,859) $     (27,565) $   (174,202) $   (158,792)
  Net realized gain (loss) ...............................................        55,894        (23,468)     (939,906)   (1,809,295)
  Change in unrealized gain (loss) .......................................       192,247        505,815     1,674,353     4,732,432
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from operations ..................       213,282        454,782       560,245     2,764,345
                                                                           -------------  -------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................         1,691            473        53,024        85,284
  Withdrawals ............................................................       (72,777)      (100,359)     (853,044)     (915,419)
  Contract benefits ......................................................      (106,992)        (4,947)     (378,845)     (225,376)
  Contract charges .......................................................        (6,062)        (4,886)      (29,682)      (28,431)
  Transfers between sub-accounts (including Separate Account GPA), net ...        17,596        458,349        88,045       347,521
  Other transfers from (to) the General Account ..........................        15,558         23,508        21,638      (124,236)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions .......      (150,986)       372,138    (1,098,864)     (860,657)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets ..................................        62,296        826,920      (538,619)    1,903,688

NET ASSETS:
 Beginning of year .......................................................     2,533,627      1,706,707    12,955,870    11,052,182
                                                                           -------------  -------------  ------------  ------------
 End of year ............................................................. $   2,595,923  $   2,533,627  $ 12,417,251  $ 12,955,870
                                                                           =============  =============  ============  ============

                                                                                    ALLIANCE-
                                                                                    BERNSTEIN
                                                                                     PREMIER
                                                                                  GROWTH CLASS B
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                           ----------------------------
                                                                                2004           2003
                                                                           -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $    (274,876) $    (269,389)
  Net realized gain (loss) ...............................................    (1,851,125)    (3,240,946)
  Change in unrealized gain (loss) .......................................     3,360,988      7,200,351
                                                                           -------------  -------------
  Net increase (decrease) in net assets from operations ..................     1,234,987      3,690,016
                                                                           -------------  -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................        55,035        116,256
  Withdrawals ............................................................    (1,496,156)    (1,681,820)
  Contract benefits ......................................................      (821,891)      (363,546)
  Contract charges .......................................................       (43,449)       (42,558)
  Transfers between sub-accounts (including Separate Account GPA), net ...       136,669       (342,547)
  Other transfers from (to) the General Account ..........................       (49,061)         5,738
                                                                           -------------  -------------
  Net increase (decrease) in net assets from contract transactions .......    (2,218,853)    (2,308,477)
                                                                           -------------  -------------
  Net increase (decrease) in net assets ..................................      (983,866)     1,381,539

NET ASSETS:
 Beginning of year .......................................................    20,506,739     19,125,200
                                                                           -------------  -------------
 End of year ............................................................. $  19,522,873  $  20,506,739
                                                                           =============  =============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

                                                                                    ALLIANCE-                   DELAWARE VIP
                                                                                    BERNSTEIN                      GROWTH
                                                                                    TECHNOLOGY                 OPPORTUNITIES
                                                                                     CLASS B                   SERVICE CLASS
                                                                                    YEAR ENDED                   YEAR ENDED
                                                                                   DECEMBER 31,                 DECEMBER 31,
                                                                           ----------------------------  --------------------------
                                                                                2004           2003          2004          2003
                                                                           -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $    (120,413) $    (115,307) $    (85,938) $    (74,413)
  Net realized gain (loss) ...............................................    (1,745,543)    (3,327,673)       15,214      (414,268)
  Change in unrealized gain (loss) .......................................     2,078,670      6,245,075       691,793     2,235,827
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from operations ..................       212,714      2,802,095       621,069     1,747,146
                                                                           -------------  -------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................        25,169        103,551        31,744        18,788
  Withdrawals ............................................................      (769,416)      (715,683)     (474,662)     (653,255)
  Contract benefits ......................................................      (316,782)      (208,949)     (193,388)     (127,087)
  Contract charges .......................................................       (21,534)       (20,608)      (11,132)       (9,876)
  Transfers between sub-accounts (including Separate Account GPA), net ...      (304,092)       412,786       (52,936)      338,836
  Other transfers from (to) the General Account ..........................       138,720       (190,060)      205,119        51,958
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions .......    (1,247,935)      (618,963)     (495,255)     (380,636)
                                                                           -------------  -------------  ------------  ------------
  Net increase (decrease) in net assets ..................................    (1,035,221)     2,183,132       125,814     1,366,510

NET ASSETS:
 Beginning of year .......................................................     9,425,283      7,242,151     6,199,765     4,833,255
                                                                           -------------  -------------  ------------  ------------
 End of year ............................................................. $   8,390,062  $   9,425,283  $  6,325,579  $  6,199,765
                                                                           =============  =============  ============  ============

                                                                                   DELAWARE VIP
                                                                                  SELECT GROWTH
                                                                                  SERVICE CLASS
                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                                           ----------------------------
                                                                                2004           2003
                                                                           -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ........................................... $     (73,966) $     (67,598)
  Net realized gain (loss) ...............................................      (335,530)      (916,795)
  Change in unrealized gain (loss) .......................................       721,826      2,461,594
                                                                           -------------  -------------
  Net increase (decrease) in net assets from operations ..................       312,330      1,477,201
                                                                           -------------  -------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..................................................         8,954         12,579
  Withdrawals ............................................................      (317,526)      (335,012)
  Contract benefits ......................................................      (102,038)       (69,339)
  Contract charges .......................................................       (10,254)        (9,526)
  Transfers between sub-accounts (including Separate Account GPA), net ...      (403,996)       270,191
  Other transfers from (to) the General Account ..........................        (9,348)       (22,971)
                                                                           -------------  -------------
  Net increase (decrease) in net assets from contract transactions .......      (834,208)      (154,078)
                                                                           -------------  -------------
  Net increase (decrease) in net assets ..................................      (521,878)     1,323,123

NET ASSETS:
 Beginning of year .......................................................     5,660,203      4,337,080
                                                                           -------------  -------------
 End of year ............................................................. $   5,138,325  $   5,660,203
                                                                           =============  =============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

                                                                                       FT VIP                      FT VIP
                                                                                      FRANKLIN                   TEMPLETON
                                                                                     SMALL CAP               FOREIGN SECURITIES
                                                                                      CLASS 2                     CLASS 2
                                                                                     YEAR ENDED                  YEAR ENDED
                                                                                    DECEMBER 31,                DECEMBER 31,
                                                                             --------------------------  --------------------------
                                                                                 2004          2003          2004          2003
                                                                             ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................................  $   (204,161) $   (174,633) $    (12,181) $      5,804
  Net realized gain (loss) ................................................       132,506    (1,255,522)       57,983       (41,218)
  Change in unrealized gain (loss) ........................................     1,450,255     5,180,806       612,932       715,770
                                                                             ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ...................     1,378,600     3,750,651       658,734       680,356
                                                                             ------------  ------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................................        40,127        88,454         4,336         5,568
  Withdrawals .............................................................    (1,129,479)   (1,029,991)     (286,156)     (152,421)
  Contract benefits .......................................................      (283,732)     (195,307)     (118,338)      (46,653)
  Contract charges ........................................................       (34,060)      (30,595)       (6,151)       (3,738)
  Transfers between sub-accounts (including Separate Account GPA), net ....       359,146       273,583     1,140,109       574,234
  Other transfers from (to) the General Account ...........................       225,492       139,342       114,702       115,081
                                                                             ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions ........      (822,506)     (754,514)      848,502       492,071
                                                                             ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ...................................       556,094     2,996,137     1,507,236     1,172,427

NET ASSETS:
 Beginning of year ........................................................    14,859,295    11,863,158     3,308,379     2,135,952
                                                                             ------------  ------------  ------------  ------------
 End of year ..............................................................  $ 15,415,389  $ 14,859,295  $  4,815,615  $  3,308,379
                                                                             ============  ============  ============  ============

                                                                                       FT VIP
                                                                                     TEMPLETON
                                                                                       GLOBAL                  VAN KAMPEN LIT
                                                                                  ASSET ALLOCATION                EMERGING
                                                                                       CLASS 2                     GROWTH
                                                                                     YEAR ENDED                  YEAR ENDED
                                                                                    DECEMBER 31,                DECEMBER 31,
                                                                             --------------------------  --------------------------
                                                                                 2004          2003          2004          2003
                                                                             ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) ............................................  $     82,539  $     52,596  $   (158,126) $   (159,208)
  Net realized gain (loss) ................................................       151,341        (1,275)     (872,180)   (1,748,129)
  Change in unrealized gain (loss) ........................................       582,930     1,211,393     1,595,386     4,452,910
                                                                             ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from operations ...................       816,810     1,262,714       565,080     2,545,573
                                                                             ------------  ------------  ------------  ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................................       101,657        11,249        25,589        53,451
  Withdrawals .............................................................      (405,610)     (339,850)     (843,067)   (1,109,848)
  Contract benefits .......................................................      (194,067)      (48,560)     (162,560)     (140,757)
  Contract charges ........................................................       (11,786)       (9,315)      (23,539)      (24,940)
  Transfers between sub-accounts (including Separate Account GPA), net ....       486,730       746,805      (814,516)     (490,078)
  Other transfers from (to) the General Account ...........................        98,945       142,298       (26,783)      146,079
                                                                             ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets from contract transactions ........        75,869       502,627    (1,844,876)   (1,566,093)
                                                                             ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets ...................................       892,679     1,765,341    (1,279,796)      979,480

NET ASSETS:
 Beginning of year ........................................................     5,818,802     4,053,461    12,119,912    11,140,432
                                                                             ------------  ------------  ------------  ------------
 End of year ..............................................................  $  6,711,481  $  5,818,802  $ 10,840,116  $ 12,119,912
                                                                             ============  ============  ============  ============

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-P

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account VA-P (the "Separate Account"), which funds the Pioneer Vision, Pioneer Vision 2, Pioneer XtraVision and Pioneer C-Vision variable annuity contracts, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on October 27, 1994 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by AFLIAC. AFLIAC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as Amended (the "1940 Act"). All twenty-five Sub-Accounts offered by the Separate Account had activity during the year. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Pioneer Variable Contracts Trust ("Pioneer VCT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I") AllianceBernstein Variable Products Series Fund, Inc. (Class B)
("AllianceBernstein Class B")
Delaware VIP Trust (Service Class)
Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP") Van Kampen Life Investment Trust ("Van Kampen LIT")

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     RECEIVABLE FROM AND PAYABLE TO ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (SPONSOR) - These represent adjustments for contract guarantees, which are primarily attributable to annuitized contracts.

     STATEMENTS OF CHANGES IN NET ASSETS - Contract Owners may allocate their Contract Values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account. The Fixed Account is a part of AFLIAC's General Account that guarantees principal and a fixed minimum interest rate. The Guaranteed Period Account is included in Separate Account GPA, a non-registered separate account offered by AFLIAC, which offers fixed rates of interest for specified periods. Net Purchase Payments represent payments under the Contracts (excluding amounts allocated to the Fixed and Guaranteed Period Accounts) reduced by applicable deductions, charges, and state premium taxes. Contract Charges are deductions from Contract Values for optional rider benefits and annual contract fees. Contract benefits are payments made to Contract Owners and beneficiaries under the terms of the Contracts. Transfers between Sub-Accounts (including Separate Account GPA), net, are amounts that Contract Owners have directed to be moved among variable Sub-Accounts and the Guaranteed Period Account. Other transfers from (to) the General Account include certain transfers from and to contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

SEPARATE ACCOUNT VA-P

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     NEW ACCOUNTING PRONOUNCEMENT - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Separate Account, but resulted in additional disclosures in the footnotes to the financial statements.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"), and files a consolidated federal tax return with AFC and AFC's affiliates. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no federal income tax provision is required. AFLIAC will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

     Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     AFLIAC makes a daily charge against the net assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, AFLIAC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to AFLIAC. AFLIAC also makes a daily administrative charge against the net assets of each Sub-Account. Both of these charges are made during the accumulation and annuity payout phases.

     A Contract fee may be deducted from the contract value annually during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. This fee is currently waived for certain types of contracts, and, where permitted by law, for contracts whose owner or annuitant has certain affiliations with AFLIAC, or has certain family members with such an affiliation. When contract value has been allocated to more than one investment option, contract fees and rider charges are deducted from each on a pro-rata basis.

     Subject to state availability, AFLIAC offers a number of optional riders. A separate monthly charge is made for each rider.

     The annual rates of Mortality and Expense Risk Fees, Administrative Fees, Optional Rider Fees, and the maximum dollar amount of the Contract Fee for the year ended, are displayed in the table below.

                                                       PIONEER VISION
                                                         & PIONEER         PIONEER         PIONEER C-
                                                          VISION 2        XTRAVISION         VISION
       Variable Account Deductions:
       Mortality and Expense Risk (Annual Rate)            1.25%            1.25%             1.25%
       Administrative Expense (Annual Rate)                0.15%            0.15%             0.15%

       Contract Deductions:
       Optional Rider Fees (Annual Rate)                 0.15%-0.25%     0.015%-0.50%      0.15%-0.25%
       Annual Contract Fee (Maximum)                        $ 30            $ 35              $ 35

SEPARATE ACCOUNT VA-P

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (Continued)

     A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract Owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 7% of the amount surrendered or redeemed.

     Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

     The disclosures above include charges currently assessed to the Contract Owner. There are certain other charges that may be assessed in future periods, at the discretion of AFLIAC, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

     VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.), a wholly owned subsidiary of AFLIAC, is principal underwriter of the Contracts funded by the Separate Account. Based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

SEPARATE ACCOUNT VA-P

NOTE 4 - CONTRACT OWNER TRANSACTIONS

     Transactions from Contract Owners were as follows:

                                                                              YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS              AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Pioneer America Income VCT
  Issuance of Units ..............................         2,284,834    $     3,276,256         10,372,862    $    14,691,106
  Redemption of Units ............................       (10,478,336)       (15,178,167)       (27,557,800)       (39,362,888)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (8,193,502)   $   (11,901,911)       (17,184,938)   $   (24,671,782)
                                                     ===============    ===============    ===============    ===============

Pioneer Balanced VCT
  Issuance of Units ..............................         1,661,879    $     2,609,057          1,836,068    $     2,652,947
  Redemption of Units ............................        (5,776,334)        (9,183,339)        (7,146,604)       (10,303,643)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,114,455)   $    (6,574,282)        (5,310,536)   $    (7,650,696)
                                                     ===============    ===============    ===============    ===============

Pioneer Emerging Markets VCT
  Issuance of Units ..............................           991,129    $     1,689,106          1,655,611    $     2,025,493
  Redemption of Units ............................        (1,559,994)        (2,563,765)        (2,127,432)        (2,471,552)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (568,865)   $      (874,659)          (471,821)   $      (446,059)
                                                     ===============    ===============    ===============    ===============

Pioneer Equity Income VCT
  Issuance of Units ..............................         2,972,042    $     7,087,970          5,206,750    $    10,642,787
  Redemption of Units ............................        (9,819,957)       (23,511,328)       (15,534,966)       (31,005,389)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (6,847,915)   $   (16,423,358)       (10,328,216)   $   (20,362,602)
                                                     ===============    ===============    ===============    ===============

Pioneer Europe VCT
  Issuance of Units ..............................           691,750    $       604,598            877,328    $       622,622
  Redemption of Units ............................        (2,037,248)        (1,787,512)        (3,307,960)        (2,269,011)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (1,345,498)   $    (1,182,914)        (2,430,632)   $    (1,646,389)
                                                     ===============    ===============    ===============    ===============

Pioneer Fund VCT
  Issuance of Units ..............................         5,884,573    $     7,488,683         13,581,527    $    14,874,064
  Redemption of Units ............................       (21,395,887)       (27,533,360)       (30,783,674)       (33,258,679)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................       (15,511,314)   $   (20,044,677)       (17,202,147)   $   (18,384,615)
                                                     ===============    ===============    ===============    ===============

Pioneer Growth Shares VCT
  Issuance of Units ..............................         2,310,207    $     1,920,482          3,701,818    $     2,722,358
  Redemption of Units ............................        (8,398,063)        (6,785,681)       (12,286,265)        (8,849,731)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (6,087,856)   $    (4,865,199)        (8,584,447)   $    (6,127,373)
                                                     ===============    ===============    ===============    ===============

Pioneer High Yield VCT
  Issuance of Units ..............................         5,712,164    $     8,849,344         14,815,946    $    19,815,535
  Redemption of Units ............................       (11,093,590)       (16,831,423)       (12,672,484)       (17,080,775)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (5,381,426)   $    (7,982,079)         2,143,462    $     2,734,760
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT VA-P

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                                              YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS              AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
Pioneer International Value VCT
  Issuance of Units ..............................         2,001,265    $     2,187,721          2,530,367    $     2,111,205
  Redemption of Units ............................        (4,901,980)        (5,238,002)        (7,088,228)        (5,965,176)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (2,900,715)   $    (3,050,281)        (4,557,861)   $    (3,853,971)
                                                     ===============    ===============    ===============    ===============

Pioneer Mid Cap Value VCT
  Issuance of Units ..............................         2,983,133    $     7,856,783          5,380,149    $    11,097,052
  Redemption of Units ............................        (8,707,784)       (22,814,465)       (12,896,568)       (25,869,463)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (5,724,651)   $   (14,957,682)        (7,516,419)   $   (14,772,411)
                                                     ===============    ===============    ===============    ===============

Pioneer Money Market VCT
  Issuance of Units ..............................        16,419,075    $    20,013,520         31,882,909    $    39,235,883
  Redemption of Units ............................       (26,247,545)       (32,000,048)       (51,421,475)       (63,282,281)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (9,828,470)   $   (11,986,528)       (19,538,566)   $   (24,046,398)
                                                     ===============    ===============    ===============    ===============

Pioneer Real Estate Shares VCT
  Issuance of Units ..............................         1,350,744    $     3,729,289          1,390,125    $     3,101,795
  Redemption of Units ............................        (2,714,983)        (7,322,842)        (3,020,516)        (6,401,099)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (1,364,239)   $    (3,593,553)        (1,630,391)   $    (3,299,304)
                                                     ===============    ===============    ===============    ===============

Pioneer Small Cap Value VCT
  Issuance of Units ..............................         2,497,682    $     3,198,577          6,318,477    $     6,224,996
  Redemption of Units ............................        (2,408,473)        (3,043,361)        (5,429,891)        (5,114,661)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            89,209    $       155,216            888,586    $     1,110,335
                                                     ===============    ===============    ===============    ===============

Pioneer Small Company VCT
  Issuance of Units ..............................           760,478    $       852,943          3,230,961    $     3,016,270
  Redemption of Units ............................        (1,225,183)        (1,365,975)        (3,570,376)        (3,322,957)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (464,705)   $      (513,032)          (339,415)   $      (306,687)
                                                     ===============    ===============    ===============    ===============

Pioneer Strategic Income VCT
  Issuance of Units ..............................         4,325,562    $     6,222,431          7,902,198    $    10,135,058
  Redemption of Units ............................        (4,380,358)        (6,352,912)        (6,697,583)        (8,612,454)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           (54,796)   $      (130,481)         1,204,615    $     1,522,604
                                                     ===============    ===============    ===============    ===============

AIM V.I. Aggressive Growth Series I
  Issuance of Units ..............................           996,051    $       747,919          1,403,690    $       910,700
  Redemption of Units ............................        (1,245,643)          (898,905)          (842,680)          (538,562)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (249,592)   $      (150,986)           561,010    $       372,138
                                                     ===============    ===============    ===============    ===============

AIM V.I. Capital Appreciation Series I
  Issuance of Units ..............................         2,528,723    $     1,489,979          3,544,098    $     1,879,415
  Redemption of Units ............................        (4,438,609)        (2,588,843)        (5,477,097)        (2,740,072)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (1,909,886)   $    (1,098,864)        (1,932,999)   $      (860,657)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT VA-P

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                                              YEAR ENDED DECEMBER 31,
                                                                    2004                                  2003
                                                     ----------------------------------    ----------------------------------
                                                          UNITS              AMOUNT             UNITS              AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------
AllianceBernstein Premier Growth Class B
  Issuance of Units ..............................         3,756,908    $     1,934,220          5,435,069    $     2,570,749
  Redemption of Units ............................        (7,960,947)        (4,153,073)       (10,630,052)        (4,879,226)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,204,039)   $    (2,218,853)        (5,194,983)   $    (2,308,477)
                                                     ===============    ===============    ===============    ===============

AllianceBernstein Technology Class B
  Issuance of Units ..............................         4,972,297    $     1,867,552          9,439,760    $     3,047,863
  Redemption of Units ............................        (8,408,070)        (3,115,487)       (11,619,070)        (3,666,826)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (3,435,773)   $    (1,247,935)        (2,179,310)   $      (618,963)
                                                     ===============    ===============    ===============    ===============

Delaware VIP Growth Opportunities Service Class
  Issuance of Units ..............................         1,051,010    $       707,574          2,520,449    $     1,448,683
  Redemption of Units ............................        (1,727,967)        (1,202,829)        (3,246,796)        (1,829,319)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................          (676,957)   $      (495,255)          (726,347)   $      (380,636)
                                                     ===============    ===============    ===============    ===============

Delaware VIP Select Growth Service Class
  Issuance of Units ..............................           194,582    $       104,767          2,570,068    $     1,212,932
  Redemption of Units ............................        (1,751,128)          (938,975)        (3,101,651)        (1,367,010)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (1,556,546)   $      (834,208)          (531,583)   $      (154,078)
                                                     ===============    ===============    ===============    ===============

FT VIP Franklin Small Cap Class 2
  Issuance of Units ..............................         4,375,404    $     2,961,081         10,125,236    $     5,747,810
  Redemption of Units ............................        (5,636,217)        (3,783,587)       (11,930,928)        (6,502,324)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (1,260,813)   $      (822,506)        (1,805,692)   $      (754,514)
                                                     ===============    ===============    ===============    ===============

FT VIP Templeton Foreign Securities Class 2
  Issuance of Units ..............................         1,460,161    $     1,631,387            963,945    $       908,857
  Redemption of Units ............................          (706,213)          (782,885)          (477,581)          (416,786)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................           753,948    $       848,502            486,364    $       492,071
                                                     ===============    ===============    ===============    ===============

FT VIP Templeton Global Asset Allocation Class 2
  Issuance of Units ..............................         1,133,954    $     1,268,302          1,405,245    $     1,327,308
  Redemption of Units ............................        (1,075,733)        (1,192,433)          (904,414)          (824,681)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................            58,221    $        75,869            500,831    $       502,627
                                                     ===============    ===============    ===============    ===============

Van Kampen LIT Emerging Growth
  Issuance of Units ..............................           755,009    $       343,351          3,156,679    $     1,255,283
  Redemption of Units ............................        (4,875,197)        (2,188,227)        (7,321,219)        (2,821,376)
                                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) ......................        (4,120,188)   $    (1,844,876)        (4,164,540)   $    (1,566,093)
                                                     ===============    ===============    ===============    ===============

SEPARATE ACCOUNT VA-P

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2004 were as follows:

                INVESTMENT PORTFOLIO                              PURCHASES           SALES
                --------------------                           ---------------   ---------------
Pioneer America Income VCT                                     $     3,978,309   $    14,327,655
Pioneer Balanced VCT                                                 1,872,312         8,190,939
Pioneer Emerging Markets VCT                                         1,360,898         2,280,103
Pioneer Equity Income VCT                                            5,067,665        20,512,988
Pioneer Europe VCT                                                     460,397         1,700,649
Pioneer Fund VCT                                                     3,124,691        23,546,877
Pioneer Growth Shares VCT                                              744,784         6,045,927
Pioneer High Yield VCT                                               9,134,655        14,871,615
Pioneer International Value VCT                                      1,369,753         4,572,666
Pioneer Mid Cap Value VCT                                            3,552,073        18,585,305
Pioneer Money Market VCT                                            15,424,426        27,634,777
Pioneer Real Estate Shares VCT                                       3,103,531         6,135,455
Pioneer Small Cap Value VCT                                          2,569,239         2,540,455
Pioneer Small Company VCT                                              651,951         1,214,246
Pioneer Strategic Income VCT                                         6,388,286         5,343,973
AIM V.I. Aggressive Growth Series I                                    722,769           908,614
AIM V.I. Capital Appreciation Series I                                 919,050         2,192,116
AllianceBernstein Premier Growth Class B                             1,002,921         3,496,650
AllianceBernstein Technology Class B                                 1,362,905         2,731,253
Delaware VIP Growth Opportunities Service Class                        563,782         1,144,975
Delaware VIP Select Growth Service Class                                49,437           957,611
FT VIP Franklin Small Cap Class 2                                    2,280,840         3,307,507
FT VIP Templeton Foreign Securities Class 2                          1,464,618           628,297
FT VIP Templeton Global Asset Allocation Class 2                     1,230,026         1,071,618
Van Kampen LIT Emerging Growth                                         154,348         2,157,350

SEPARATE ACCOUNT VA-P

NOTE 6 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2004 is as follows:

                                                                      AT DECEMBER 31
                                                                      --------------
                                                         UNITS            UNIT           NET ASSETS
                                                         (000S)           VALUE            (000S)
                                                     --------------   --------------   --------------
PIONEER AMERICA INCOME VCT
2004                                                         21,609   $     1.471758   $       31,803
2003                                                         29,802         1.443353           43,015
2002                                                         46,987         1.437790           67,558
2001                                                         27,913         1.321798           36,896
PIONEER BALANCED VCT
2004                                                         21,290         1.641963           34,957
2003                                                         25,404         1.589176           40,371
2002                                                         30,715         1.380963           42,416
2001                                                         36,151         1.560793           56,424
PIONEER EMERGING MARKETS VCT
2004                                                          4,264         1.951921            8,324
2003                                                          4,833         1.664488            8,045
2002                                                          5,305         1.066624            5,658
2001                                                          6,033         1.094977            6,606
PIONEER EQUITY INCOME VCT
2004                                                         43,577         2.654573          115,677
2003                                                         50,424         2.313237          116,644
2002                                                         60,753         1.913449          116,247
2001                                                         69,401         2.305319          159,991
PIONEER EUROPE VCT
2004                                                          9,298         1.006762            9,360
2003                                                         10,643         0.861768            9,172
2002                                                         13,074         0.655850            8,574
2001                                                         14,928         0.821210           12,259

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                     INVESTMENT (1)
                                                         INCOME         EXPENSE (2)       TOTAL (3)
                                                          RATIO            RATIO           RETURN
                                                     --------------   --------------   --------------
PIONEER AMERICA INCOME VCT
2004                                                           5.79%            1.40%            1.97%
2003                                                           4.01             1.40             0.39
2002                                                           4.59             1.40             8.78
2001                                                           5.36             1.40             4.99
PIONEER BALANCED VCT
2004                                                           2.10             1.40             3.32
2003                                                           1.98             1.40            15.08
2002                                                           1.68             1.40           -11.52
2001                                                           2.49             1.40            -3.63
PIONEER EMERGING MARKETS VCT
2004                                                           0.82             1.40            17.27
2003                                                           0.41             1.40            56.05
2002                                                           0.77             1.40            -2.59
2001                                                            N/A             1.40            -8.49
PIONEER EQUITY INCOME VCT
2004                                                           2.27             1.40            14.76
2003                                                           2.38             1.40            20.89
2002                                                           2.38             1.40           -17.00
2001                                                           1.83             1.40            -8.27
PIONEER EUROPE VCT
2004                                                           0.75             1.40            16.83
2003                                                           0.44             1.40            31.40
2002                                                            N/A             1.40           -20.14
2001                                                           1.59             1.40           -23.75(b)

SEPARATE ACCOUNT VA-P

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                      AT DECEMBER 31
                                                                      --------------
                                                          UNITS            UNIT          NET ASSETS
                                                         (000S)           VALUE            (000S)
                                                     --------------   --------------   --------------
PIONEER FUND VCT
2004                                                         99,700   $     1.401789   $      139,759
2003                                                        115,212         1.277856          147,224
2002                                                        132,414         1.047189          138,662
2001                                                        149,504         1.311713          196,107
PIONEER GROWTH SHARES VCT
2004                                                         36,643         0.865404           31,711
2003                                                         42,731         0.822507           35,147
2002                                                         51,316         0.665484           34,150
2001                                                         68,890         1.033802           71,219
PIONEER HIGH YIELD VCT
2004                                                         31,839         1.608489           51,213
2003                                                         37,221         1.510047           56,205
2002                                                         35,077         1.153330           40,456
2001                                                         26,749         1.186585           31,740
PIONEER INTERNATIONAL VALUE VCT
2004                                                         18,590         1.211393           22,520
2003                                                         21,491         1.034928           22,241
2002                                                         26,048         0.806986           21,021
2001                                                         33,499         0.944159           31,628
PIONEER MID CAP VALUE VCT
2004                                                         35,358         2.976995          105,261
2003                                                         41,083         2.472441          101,575
2002                                                         48,599         1.823941           88,642
2001                                                         53,131         2.083419          110,693
PIONEER MONEY MARKET VCT
2004                                                         18,145         1.215916           22,062
2003                                                         27,973         1.225202           34,273
2002                                                         47,512         1.235646           58,707
2001                                                         38,835         1.238419           48,094

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                     INVESTMENT (1)
                                                         INCOME         EXPENSE (2)       TOTAL (3)
                                                          RATIO            RATIO           RETURN
                                                     --------------   --------------   --------------
PIONEER FUND VCT
2004                                                           1.13%            1.40%            9.70%
2003                                                           1.12             1.40            22.03
2002                                                           1.04             1.40           -20.17
2001                                                           0.83             1.40           -12.10
PIONEER GROWTH SHARES VCT
2004                                                            N/A             1.40             5.22
2003                                                           0.01             1.40            23.60
2002                                                           0.11             1.40           -35.63
2001                                                            N/A             1.40           -19.85
PIONEER HIGH YIELD VCT
2004                                                           5.42             1.40             6.52
2003                                                           7.19             1.40            30.93
2002                                                           9.35             1.40            -2.80
2001                                                           9.14             1.40            14.98
PIONEER INTERNATIONAL VALUE VCT
2004                                                           0.53             1.40            17.05
2003                                                           0.72             1.40            28.25
2002                                                           0.16             1.40           -14.53
2001                                                           0.23             1.40           -24.81
PIONEER MID CAP VALUE VCT
2004                                                           0.37             1.40            20.41
2003                                                           0.34             1.40            35.55
2002                                                           0.33             1.40           -12.45
2001                                                           0.55             1.40             5.00
PIONEER MONEY MARKET VCT
2004                                                           0.64             1.40            -0.76
2003                                                           0.58             1.40            -0.85
2002                                                           1.10             1.40            -0.22
2001                                                           3.16             1.40             1.95

SEPARATE ACCOUNT VA-P

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                      AT DECEMBER 31
                                                                      --------------
                                                         UNITS            UNIT           NET ASSETS
                                                         (000S)           VALUE            (000S)
                                                     --------------   --------------   --------------
PIONEER REAL ESTATE SHARES VCT
2004                                                          7,965   $     3.416807   $       27,214
2003                                                          9,329         2.552936           23,816
2002                                                         10,959         1.921470           21,058
2001                                                         11,144         1.900598           21,181
PIONEER SMALL CAP VALUE VCT
2004                                                          6,976         1.436952           10,024
2003                                                          6,887         1.212841            8,352
2002                                                          5,998         0.908254            5,448
2001                                                            361         1.084800              391
PIONEER SMALL COMPANY VCT
2004                                                          2,938         1.227136            3,605
2003                                                          3,403         1.097745            3,735
2002                                                          3,742         0.888519            3,325
2001                                                          2,019         1.082444            2,185
PIONEER STRATEGIC INCOME VCT
2004                                                         13,005         1.542597           20,061
2003                                                         13,060         1.419167           18,534
2002                                                         11,855         1.187146           14,074
2001                                                          6,399         1.087403            6,959
AIM V.I. AGGRESSIVE GROWTH SERIES I
2004                                                          3,287         0.789704            2,596
2003                                                          3,537         0.716361            2,534
2002                                                          2,976         0.573530            1,707
2001                                                          1,552         0.752160            1,168
AIM V.I. CAPITAL APPRECIATION SERIES I
2004                                                         19,700         0.630303           12,417
2003                                                         21,610         0.599522           12,956
2002                                                         23,543         0.469440           11,052
2001                                                         29,225         0.629411           18,395

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                     INVESTMENT (1)
                                                         INCOME         EXPENSE (2)       TOTAL (3)
                                                          RATIO            RATIO           RETURN
                                                     --------------   --------------   --------------
PIONEER REAL ESTATE SHARES VCT
2004                                                           3.77%            1.40%           33.84%
2003                                                           4.91             1.40            32.86
2002                                                           4.59             1.40             1.10
2001                                                           5.04             1.40             6.29
PIONEER SMALL CAP VALUE VCT
2004                                                            N/A             1.40            18.48
2003                                                            N/A             1.40            33.54
2002                                                           0.00             1.40           -16.27
2001                                                            N/A             1.40             8.48(c)
PIONEER SMALL COMPANY VCT
2004                                                            N/A             1.40            11.79
2003                                                            N/A             1.40            23.55
2002                                                           0.03             1.40           -17.92
2001                                                            N/A             1.40             8.24(a)
PIONEER STRATEGIC INCOME VCT
2004                                                           5.98             1.40             8.70
2003                                                           6.30             1.40            19.54
2002                                                           6.50             1.40             9.17
2001                                                           7.70             1.40             5.36
AIM V.I. AGGRESSIVE GROWTH SERIES I
2004                                                            N/A             1.40            10.24
2003                                                            N/A             1.40            24.90
2002                                                            N/A             1.40           -23.75
2001                                                            N/A             1.40           -24.78(a)
AIM V.I. CAPITAL APPRECIATION SERIES I
2004                                                            N/A             1.40             5.13
2003                                                            N/A             1.40            27.71
2002                                                            N/A             1.40           -25.42
2001                                                            N/A             1.40           -24.36

SEPARATE ACCOUNT VA-P

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                      AT DECEMBER 31
                                                                      --------------
                                                         UNITS            UNIT           NET ASSETS
                                                         (000S)           VALUE            (000S)
                                                     --------------   --------------   --------------
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B
2004                                                         34,432   $     0.566999   $       19,523
2003                                                         38,636         0.530768           20,507
2002                                                         43,831         0.436340           19,125
2001                                                         53,395         0.639897           34,167
ALLIANCEBERNSTEIN TECHNOLOGY CLASS B
2004                                                         20,949         0.400493            8,390
2003                                                         24,385         0.386518            9,425
2002                                                         26,564         0.272626            7,242
2001                                                         29,567         0.475155           14,049
DELAWARE VIP GROWTH OPPORTUNITIES SERVICE CLASS
2004                                                          8,099         0.781073            6,326
2003                                                          8,776         0.706483            6,200
2002                                                          9,502         0.508663            4,833
2001                                                         11,687         0.688651            8,048
DELAWARE VIP SELECT GROWTH SERVICE CLASS
2004                                                          8,929         0.575481            5,138
2003                                                         10,485         0.539823            5,660
2002                                                         11,017         0.393676            4,337
2001                                                         18,019         0.592464           10,675
FT VIP FRANKLIN SMALL CAP CLASS 2
2004                                                         21,199         0.727179           15,415
2003                                                         22,460         0.661598           14,859
2002                                                         24,265         0.488892           11,863
2001                                                         23,624         0.695265           16,425
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2
2004                                                          3,825         1.258870            4,816
2003                                                          3,071         1.077157            3,308
2002                                                          2,585         0.826276            2,136
2001                                                          2,085         0.925146            1,928

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                     INVESTMENT (1)
                                                         INCOME         EXPENSE (2)      TOTAL (3)
                                                          RATIO           RATIO           RETURN
                                                     --------------   --------------   --------------
ALLIANCEBERNSTEIN PREMIER GROWTH CLASS B
2004                                                            N/A%            1.40%            6.83%
2003                                                            N/A             1.40            21.64
2002                                                            N/A             1.40           -31.81
2001                                                            N/A             1.40           -18.56
ALLIANCEBERNSTEIN TECHNOLOGY CLASS B
2004                                                            N/A             1.40             3.62
2003                                                            N/A             1.40            41.78
2002                                                            N/A             1.40           -42.62
2001                                                            N/A             1.40           -26.50
DELAWARE VIP GROWTH OPPORTUNITIES SERVICE CLASS
2004                                                            N/A             1.40            10.56
2003                                                            N/A             1.40            38.89
2002                                                          13.52             1.40           -26.14
2001                                                            N/A             1.40           -17.12
DELAWARE VIP SELECT GROWTH SERVICE CLASS
2004                                                            N/A             1.40             6.61
2003                                                            N/A             1.40            37.12
2002                                                            N/A             1.40           -33.55
2001                                                            N/A             1.40           -24.97
FT VIP FRANKLIN SMALL CAP CLASS 2
2004                                                            N/A             1.40             9.91
2003                                                            N/A             1.40            35.33
2002                                                           0.26             1.40           -29.68
2001                                                           0.37             1.40           -16.44
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2
2004                                                           1.11             1.40            16.87
2003                                                           1.65             1.40            30.36
2002                                                           3.99             1.40           -10.69
2001                                                           2.53             1.40            -4.00

SEPARATE ACCOUNT VA-P

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                      AT DECEMBER 31
                                                                      --------------
                                                        UNITS             UNIT           NET ASSETS
                                                        (000S)            VALUE            (000S)
                                                     --------------   --------------   --------------
FT VIP TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
2004                                                          5,406   $     1.241423   $        6,711
2003                                                          5,348         1.088021            5,819
2002                                                          4,847         0.836243            4,053
2001                                                          3,137         0.887035            2,783
VAN KAMPEN LIT EMERGING GROWTH
2004                                                         22,894         0.473483           10,840
2003                                                         27,015         0.448643           12,120
2002                                                         31,179         0.357304           11,140
2001                                                         39,602         0.536759           21,257

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                     INVESTMENT (1)
                                                         INCOME         EXPENSE (2)       TOTAL (3)
                                                          RATIO            RATIO           RETURN
                                                     --------------   --------------   --------------
FT VIP TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
2004                                                           2.76%            1.40%           14.10%
2003                                                           2.55             1.40            30.11
2002                                                           1.82             1.40            -5.73
2001                                                           1.31             1.40           -11.21
VAN KAMPEN LIT EMERGING GROWTH
2004                                                            N/A             1.40             5.54
2003                                                            N/A             1.40            25.56
2002                                                           0.37             1.40           -33.43
2001                                                           0.10             1.40           -32.45

(a)  Start date of 1/19/01.
(b)  Start date of 5/1/01.
(c)  Start date of 11/8/01.

(1) THESE AMOUNTS REPRESENT THE DIVIDENDS, EXCLUDING DISTRIBUTIONS OF CAPITAL GAINS, RECEIVED BY THE SUB-ACCOUNT FROM THE UNDERLYING FUND, NET OF MANAGEMENT FEES ASSESSED BY THE FUND MANAGER, DIVIDED BY THE AVERAGE NET ASSETS. THESE RATIOS EXCLUDE THOSE EXPENSES, SUCH AS MORTALITY AND EXPENSE CHARGES, THAT RESULT IN DIRECT REDUCTIONS IN THE UNIT VALUES. THE RECOGNITION OF INVESTMENT INCOME BY THE SUB-ACCOUNT IS AFFECTED BY THE TIMING OF THE DECLARATION OF DIVIDENDS BY THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNTS INVEST.

(2) THESE RATIOS REPRESENT THE ANNUALIZED CONTRACT EXPENSES OF THE SEPARATE ACCOUNT, CONSISTING PRIMARILY OF MORTALITY AND EXPENSE CHARGES, FOR EACH PERIOD INDICATED. THE RATIOS INCLUDE ONLY THOSE EXPENSES THAT RESULT IN A DIRECT REDUCTION TO UNIT VALUES. CHARGES MADE DIRECTLY TO CONTRACT OWNER ACCOUNTS THROUGH THE REDEMPTION OF UNITS AND EXPENSES OF THE UNDERLYING FUND ARE EXCLUDED.

(3) THESE AMOUNTS REPRESENT THE TOTAL RETURN FOR THE PERIODS INDICATED, INCLUDING CHANGES IN THE VALUE OF THE UNDERLYING FUND, AND REFLECT DEDUCTIONS FOR ALL ITEMS INCLUDED IN THE EXPENSE RATIO. THE TOTAL RETURN DOES NOT INCLUDE ANY EXPENSES ASSESSED THROUGH THE REDEMPTION OF UNITS; INCLUSION OF THESE EXPENSES IN THE CALCULATION WOULD RESULT IN A REDUCTION IN THE TOTAL RETURN PRESENTED. INVESTMENT OPTIONS WITH A DATE NOTATION INDICATE THE EFFECTIVE DATE OF THAT INVESTMENT OPTION IN THE VARIABLE ACCOUNT. THE TOTAL RETURN IS CALCULATED FOR THE PERIOD INDICATED OR FROM THE EFFECTIVE DATE THROUGH THE END OF THE REPORTING PERIOD.

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

 (a) FINANCIAL STATEMENTS

     Financial Statements Included in Part A
     None

     Financial Statements Included in Part B
     Financial Statements for Allmerica Financial Life Insurance and Annuity Company
     Financial Statements for Separate Account VA-P of Allmerica Financial Life Insurance and Annuity Company

     Financial Statements Included in Part C
     None

 (b) EXHIBITS

          EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated October 27, 1994 was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

          EXHIBIT 2        Not Applicable. Pursuant to Rule 26a-2, the
                           Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

          EXHIBIT 3    (a) Underwriting and Administrative Services Agreement
                           was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                       (b) Wholesaling Agreement and Amendment were previously
                           filed on April 24, 1998 in Post-Effective Amendment No. 9, and are incorporated by reference herein.

                       (c) Sales Agreements with Commission Schedule were
                           previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and are incorporated by reference herein.

                       (d) General Agent's Agreement was previously filed on
                           April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                       (e) Career Agent Agreement was previously filed on April
                           24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                       (f) Registered Representative's Agreement was previously
                           filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

          EXHIBIT 4 Minimum Guaranteed Annuity Payout Rider was previously filed on December 29, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein. Contract Form A was previously filed on April 24, 1998 in Post-

                           Effective Amendment No. 9, and is incorporated by reference herein. Contract Form B was previously filed in Post-Effective Amendment No. 4 on May 1, 1996, and is incorporated by reference herein. EER Rider (Form 3240-01) and EDB Rider (Form 3241-01) were previously filed on August 3, 2001 in Post-Effective Amendment No. 6 of Registrant's Registration Statement (File Nos. 333-78245, 811-6632), and are incorporated by reference herein.

          EXHIBIT 5        Application Form A was previously filed on
                           April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein. Application Form B was previously filed in Post-Effective Amendment No. 4, on May 1, 1996 and is incorporated by reference herein.

          EXHIBIT 6 The Depositor's Articles of Incorporation and Bylaws were previously filed in Registrant's initial Registration Statement on November 3, 1994 and are incorporated by reference herein. An Amendment to the Articles of Incorporation and Bylaws were previously filed on October 1, 1996, and are incorporated by reference herein.

          EXHIBIT 7    (a) Variable Annuity GMDB Reinsurance Agreement between
                           Allmerica Financial Life Insurance and Annuity Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

                       (b) Variable Annuity GMDB Reinsurance Agreement between
                           Allmerica Financial Life Insurance and Annuity Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

                       (c) Variable Annuity GMDB Reinsurance Agreement between
                           Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

                       (d) Variable Annuity GMDB Reinsurance Agreement between
                           Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

          EXHIBIT 8    (a) Service Agreement dated March 1, 2001 between Boston
                           Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. BFDS Agreements for lockbox and mailroom services were previously filed on April 24, 1998 in Post-Effective Amendment No. 14, and are incorporated by reference herein.

                       (b) Directors' Power of Attorney is filed herewith.

          EXHIBIT 9        Opinion of Counsel is filed herewith.

          EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

          EXHIBIT 11       None.

          EXHIBIT 12       None.

          EXHIBIT 13 Schedule for Computation of Performance Quotations is filed herewith.

          EXHIBIT 14       Not Applicable.

          EXHIBIT 15   (a) Amendment dated May 1, 2001 to the Pioneer
                           Participation Agreement was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Amendment dated October 24, 2000 to the Pioneer Participation Agreement was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment with Pioneer was previously filed in Registrant's Post-Effective Amendment No. 14 (Registration Statement No. 33-85916/811-68848) on April 21, 2000, and is
                           incorporated by reference herein. Participation Agreement with Pioneer was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                       (b) Amendment dated January 1, 2003 to the AIM
                           Participation Agreement was previously filed on April 28, 2003 in Registrant's Post-Effective Amendment No. 23 (Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment #7 dated May 1, 2002 to the AIM Participation Agreement was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment #6 to the AIM Participation Agreement previously was filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment was previously filed in April 2000 in Post-Effective Amendment No. 19 of Registration Statement No. 33-44830/811-6293 and is incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds was previously filed on August 27, 1998 in Post-Effective Amendment No. 3 of Registration Statement No. 333-11377/811-7799, and is incorporated by reference herein.

                       (c) Amendment dated May 1, 2002 to the Amended and
                           Restated Participation Agreement with Alliance was previously filed on April 28, 2003 in Registrant's Post-Effective Amendment No. 23 (Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Alliance was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Amended and Restated Participation Agreement, Merger and Consolidated Agreement, and the Amended and Restated Participation Agreement with Alliance were previously filed on April 21, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and are incorporated by reference herein.

                           Form of Participation Agreement with Alliance was previously filed in Registrant's Post-Effective Amendment No. 14 (Registration Statement No. 33-85916/811-68848) on April 21, 2000, and is
                           incorporated by reference herein.

                       (d) Amendment dated May 1, 2001 to the Delaware Group
                           Premium Fund Participation Agreement was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                           incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed in April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is
                           incorporated by reference herein. Form of Amendment was previously filed in April 2000 in Post-Effective Amendment No. 19 of Registration Statement No. 33-44830/811-6293 and is
                           incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund and Amendment was previously filed on April 24, 1998 in Registration Statement No. 33-39702/811-6293, Post-Effective Amendment No. 14, and is incorporated by reference herein.

                       (e) Amendment dated May 1, 2002 to the Franklin
                           Templeton Participation Agreement was previously filed on April 28, 2003 in Registrant's Post-Effective Amendment No. 23 (Registration Statement No. 33-39702/811-6293, and is
                           incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 and the Franklin Templeton Participation Agreement dated March 1, 2000 was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Participation Agreement with Franklin Templeton was previously filed in April 2000 in Post-Effective Amendment No. 19 of Registration Statement No. 33-44830/811-6293 and is incorporated by reference herein.

                       (f) Amendment dated October 19, 2000 to the
                           Participation Agreement with Van Kampen was previously filed on April 27, 2001 in Post-Effective Amendment No. 17, of Registration Statement No. 33-85916/811-8848, and is
                           incorporated by reference herein. Form of Participation Agreement with Van Kampen was previously filed in Registrant's Post-Effective Amendment No. 14 (Registration Statement No. 33-85916/811-68848) on April 21, 2000, and is
                           incorporated by reference herein.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

  The principal business address of all the following Directors and Officers is:
  440 Lincoln Street
  Worcester, Massachusetts  01653

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Warren E. Barnes                            Vice President of Allmerica Financial (since 1998); Vice President of
   Vice President and                       First Allmerica (since 1996); Corporate Controller of Allmerica
   Corporate Controller                     Financial and First Allmerica (since 1998);  and Director of Allmerica
                                            Financial and First Allmerica (2004)

Charles F. Cronin                           Vice President and Corporate Group Counsel of Allmerica Financial and
   Vice President, Corporate Group          First Allmerica (since 2003); Secretary (since 2000); Assistant Vice
   Counsel and Secretary                    President (1999-2003); and Counsel of First Allmerica (1996-2003);
                                            and Attorney of Nutter, McClennen & Fish (1991-1996)

Frederick H. Eppinger, Jr.                  President and Chief Executive Officer of AFC (since 2003);
   Chairman of the Board                    Chairman of the Board of Allmerica Financial and First Allmerica
                                            (since 2003); Executive Vice President of Property and Casualty Field
                                            and Service Operations for The Hartford (2001-2003); Senior Vice
                                            President of Strategic Marketing for ChannelPoint, Inc. (2000-2001);
                                            and Partner at McKinsey & Company (1985-2000)

Bonnie K. Haase                             Director, Vice President and Chief Human Resources Officer of
   Director, Vice President, and            Allmerica Financial and First Allmerica (since 2004); Served in a
   Chief Human Resources Officer            variety of human resources leadership roles at General Electric
                                            Company (1991-2004)

J. Kendall Huber                            Director of Allmerica Financial and First Allmerica (since 2000); Senior
   Director, Senior Vice President,         Vice President of Allmerica Financial and First Allmerica (since 2003);
   General Counsel and Assistant            Assistant Secretary of Allmerica Financial (since 2002) and First
   Secretary                                Allmerica (since 2000); General Counsel (since 2000); Vice President
                                            (2000-2003) of First Allmerica

John P. Kavanaugh                           Director and Chief Investment Officer of Allmerica Financial
   Director, Vice President and             and First Allmerica (since 1996); Vice President (since 1991) of
   Chief Investment Officer                 First Allmerica;  and President (since 1995) of Opus Investment
                                            Management, Inc.

Mark C. McGivney                            Vice President of Allmerica Financial (since 2002); Vice President of
   Vice President and                       First Allmerica (since 1997); Treasurer of Allmerica Financial and First
   Treasurer                                Allmerica (since 2000); Director of Allmerica Financial and First
                                            Allmerica (2004)

Edward J. Parry, III                        Vice Chair (since 2004); Assistant Treasurer of Allmerica
   Director, Chief Financial                Financial and First Allmerica (since 2000);
   Officer, Vice Chairman and               Director of Allmerica Financial and First Allmerica (since 1996);
   Assistant Treasurer                      Chief Financial Officer (since 1996); Senior Vice President of
                                            Allmerica Financial and First Allmerica (2003-2004);
                                            Vice President (1993-2003) and Treasurer (1993-2000)

Michael A. Reardon                          Director, President and Chief Executive Officer (since 2004); Vice
   Director, President and                  President of Allmerica Financial and First Allmerica (2001-2004);
   Chief Executive Officer                  Vice President of First Allmerica (1997-2004); and Vice President
                                            of Allmerica Financial (1999-2004)

Gregory D. Tranter                          Director, Vice President and Chief Information Officer of Allmerica
   Director, Vice President and             Financial and First Allmerica (since 2000); Vice President of Travelers
   Chief Information Officer                Property &  Casualty (1996-1998); Director of Geico Team (1983-1996)
                                            of Aetna Life & Casualty

ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

   See attached organization chart.

                                  -------------------------------------

                                     ALLMERICA FINANCIAL CORPORATION
             ---------------------                                     --------------------------
             |                                   Delaware                                       |
             |                                                           \                      |
             |                  / -------------------------------------    \                    |
             |                 /             |                 |             \                  |
    100%     |          100%  /       100%   |                 |   100%        \  100%          |   100%
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
                                                          Allmerica
     Opus Investment     Financial       Allmerica      Financial Life    AFC Capital        First
     Management, Inc.    Profiles,     Funding Corp.    Insurance and       Trust I         Sterling
                            Inc.                           Annuity                          Limited
                                                           Company

      Massachusetts      California    Massachusetts    Massachusetts       Delaware        Bermuda
    ------------------  ------------  ---------------  ----------------  -------------  ----------------
       |                                                       |                                |
       |                                                       |                                |    100%
       |                                                       |                        -----------------
       |                                                       |                         First Sterling
       |                                                       |                          Reinsurance
       |                                                       |                            Company
       |                                                       |                            Limited
       |                                                       |
       |                                                       |                            Bermuda
       |                                                       |                        -----------------
       |                                                       |
       |         ----------------------------------------------------------------------------------------------------------
       |         |                |              |            |             |               |         |      |            |
       |         |     100%       |   100%       |  100%      | 100%        |   100%        |    100% |      | 100%       |   100%
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                      Allmerica      Allmerica    Allmerica  First Allmerica    Allmerica     |  Allmerica    Allmerica
       |       VeraVest       Financial      Financial   Investments  Financial Life   Investments    |  Investment  Investments
       |  Investments, Inc.   Investment      Services    Insurance     Insurance       Insurance     |  Insurance    Insurance
       |                      Management     Insurance      Agency       Company          Agency      | Agency Inc. Agency Inc. of
       |                    Services, Inc.  Agency Inc.    Inc. of                   of Florida, Inc. | of Kentucky  Mississippi
       |                                                   Alabama                                    |
       |    Massachusetts   Massachusetts  Massachusetts   Alabama    Massachusetts      Florida      |   Kentucky   Mississippi
       |  ----------------- -------------- ------------- ----------- --------------- ---------------- | ----------- --------------
       |                                                                                              |
      --------------------------------------------                                                    |
                     |   100%       |  100%      |  100%                                              |100%
                ------------- -------------  -----------                                        -----------
                                Allmerica      Citizens                                          Allmerica
                 The Hanover    Financial     Insurance                                          Investment
                  Insurance     Insurance      Company                                           Insurance
                   Company    Brokers, Inc.  of Illinois                                        Agency Inc.
                                                                                                 of Georgia

                New Hampshire Massachusetts    Illinois            Federally Chartered            Georgia
                ------------- -------------  -----------           -------------------          -----------
                      |
                      |
         ------------------------------------------------------------------------------------------------------------------
         |         |        |       |        |       |       |               |              |              |              |
         |    100% |        |  100% |        |  100% |       |  100%         |  100%        |  100%        |  100%        |  100%
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |  The Hanover   | Hanover Texas                    Allmerica                    The Hanover
     Allmerica     | Allmerica Plus |    American    |   Insurance     Massachusetts    Financial        AMGRO,       New Jersey
 Financial Benefit |   Insurance    |   Insurance    |   Management    Bay Insurance     Alliance         Inc.        Insurance
     Insurance     |  Agency, Inc.  |    Company     | Company, Inc.      Company       Insurance                      Company
      Company      |                |                |                                   Company
                   |                |                |
      Michigan     | Massachusetts  | New Hampshire  |     Texas       New Hampshire  New Hampshire  Massachusetts  New Hampshire
 ----------------- | -------------- | -------------- | -------------   -------------  -------------  -------------  -------------
                   |                |                |                                               /           \
                   |   100%         | 100%           |     100%                           100%      /             \   100%
            ---------------     ----------       --------------                           -------------        -----------
                                 Citizens           Citizens
                Citizens        Insurance          Insurance                              Lloyds Credit           AMGRO
               Insurance        Company of       Company of the                            Corporation         Receivables
            Company of Ohio      America            Midwest                                                    Corporation

                  Ohio           Michigan           Indiana                               Massachusetts          Delaware
            ---------------     ----------       --------------                           -------------        -----------
                                    |
                                    | 100%                                                              ---------------
                                ----------                                                              Hanover Lloyd's
                                 Citizens                                                                  Insurance
                                Management                                                                  Company
                                   Inc.
                                                                                                             Texas
                                 Delaware                                                               ---------------
                                ----------
                                                                                                  Affiliated Lloyd's plan company,
                                                                                                  controlled by Underwriters for
                                                                                                  the benefit of The Hanover
                                                                                                  Insurance Company

                                                                                                         --------------

                                                                                                         AAM High Yield
                                                                                                          Fund, L.L.C.

                                                                                                         Massachusetts
                                                                                                         --------------

                                                                                                     Established for the benefit
                                                                                                     of First Allmerica, Allmerica
                                                                                                     Financial Life, Hanover and

                                                                                               ----------------  ----------------
                                                                                                  Allmerica         Allmerica
                                                                                               Securities Trust  Investment Trust

                                                                                                Massachusetts     Massachusetts
                                                                                               ----------------  ----------------

                                                                                                         ---------------
                                                                                                         Opus Investment
                                                                                                              Trust

                                                                                                          Massachusetts
                                                                                                         ---------------

January 1, 2005                                                                           Affiliated Investment Management Companies

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

          NAME                                       ADDRESS                         TYPE OF BUSINESS
          -----                                      -------                         -----------------
AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company                               Worcester MA 01653              insurance, annuities, variable
                                                                                  annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Investment corporation
                                                  Worcester MA 01653

Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc.                         Worcester MA 01653

Allmerica Investment Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

AMGRO Receivables Corporation                     100 North Parkway               Receivables Purchase Corporation
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH  43234

Citizens Management, Inc.                         440 Lincoln Street              Risk management services
(formerly known as Sterling Risk Management       Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas            Software company
                                                  Suite A
                                                  Carlsbad CA  92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company                                           Worcester MA 01653              and health insurance company

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

The Hanover American Insurance                    440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

The Hanover Insurance Company                     440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.              Insurance Company
                                                  Dallas TX  75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road               Multi-line property and casualty
                                                  Suite 500                       insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         100 North Parkway               Premium financing service
                                                  Worcester MA 01605              franchises

Massachusetts Bay Insurance Company               440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Opus Investment Management, Inc.                  440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

Opus Investment Trust                             440 Lincoln Street              Investment Trust
(formerly known as VeraVest Trust)                Worcester MA 01653

VeraVest Investments, Inc.                        440 Lincoln Street              Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of February 28, 2005, there were 3,047 Contract holders of qualified Contracts and 6,922 Contract holders of non-qualified Contracts.

ITEM 28.  INDEMNIFICATION

     Article VIII of the Bylaws of Allmerica Financial Life Insurance and Annuity Company (the Depositor) states: Each Director and each Officer of the Corporation, whether or not in office, (and his executors and administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) VeraVest Investments, Inc. also acts as principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Account IMO, Separate Account FUVUL, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account SPVL, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          -  Allmerica Investment Trust

     (b) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is: 440 Lincoln Street Worcester, Massachusetts 01653

             NAME                          POSITION OR OFFICE WITH UNDERWRITER
             ----                          -----------------------------------
             Abigail M. Armstrong          Vice President, Chief Legal Officer, Assistant Secretary,
                                           Anti-Money Laundering Chairperson and Counsel

             Charles F. Cronin             Vice President, Secretary/Clerk and Group Counsel

             Claudia J. Eckels             Vice President

             J. Kendall Huber              Director

             Kathleen M. Loftus            Vice President

             Mark C. McGivney              Director and Treasurer

             K. David Nunley               Vice President

             Joseph M. Petty               Vice President

             Michael A. Reardon            Director, President and Chief Executive Officer

             Paula J. Testa                Vice President and Chief Operating Officer

             Margot K. Wallin              Vice President and Anti-Money Laundering Officer

     (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2004. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.  UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or

          Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Allmerica Financial Life Insurance and Annuity Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption/withdrawal restrictions imposed by the Program and by
          Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption/withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2005.

                            SEPARATE ACCOUNT VA-P OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                         By:  /s/ Sheila B. St. Hilaire
                              ------------------------------------
                              Sheila B. St. Hilaire, Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                                                    DATE
----------                                -----                                                    ----
Frederick H. Eppinger Jr.*                Chairman of the Board                                    April 1, 2005
------------------------------------

/s/ Warren E. Barnes                      Vice President and Corporate Controller
------------------------------------
Warren E. Barnes

Bonnie K. Haase*                           Director and Vice President
------------------------------------

J. Kendall Huber*                         Director, Senior Vice President, General Counsel and
------------------------------------      Assistant Secretary

John P. Kavanaugh*                        Director, Vice President and Chief Investment Officer
------------------------------------

Mark C. Mcgivney*                         Vice President and Treasurer
------------------------------------

Edward J. Parry, III*                     Director, Chief Financial Officer, Vice Chair and
------------------------------------      Assistant Treasurer

Michael A. Reardon*                       Director, President and Chief Executive Officer
------------------------------------

Gregory D. Tranter*                       Director, Vice President and Chief Information Officer
------------------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated February 1, 2005 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-85916)

                                  EXHIBIT TABLE

Exhibit 8(b)      Directors' Power of Attorney

Exhibit 9         Opinion of Counsel

Exhibit 10        Consent of Independent Registered Public Accounting Firm